UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013*

*	Effective August 16, 2013, MFS High Income Series, a series of the Registrant, was reorganized into MFS High Yield Portfolio, a series of MFS Variable Insurance Trust II, and MFS Strategic Income Series, a series of the Registrant, was reorganized into MFS Strategic Income Portfolio, a series of MFS Variable Insurance Trust II. Effective September 11, 2013, MFS High Income Series and MFS Strategic Income Series were terminated as series of the Registrant.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS High Income Series and MFS Strategic Income Series, each a series of the Registrant, did not have any shareholders as of period end. For further information please see the introductory footnote.

ANNUAL REPORT

December 31, 2013

MFS® GROWTH SERIES

MFS® Variable Insurance Trust

VEG-ANN

MFS® GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Google, Inc., “A”	5.0%
Visa, Inc., “A”	2.6%
Precision Castparts Corp.	2.3%
MasterCard, Inc., “A”	2.2%
Danaher Corp.	2.2%
Thermo Fisher Scientific, Inc.	2.1%
American Tower Corp., REIT	1.9%
Priceline.com, Inc.	1.9%
Gilead Sciences, Inc.	1.7%
Twenty-First Century Fox, Inc.	1.7%

Equity sectors
Technology	18.7%
Health Care	16.8%
Leisure	13.0%
Financial Services	10.6%
Retailing	10.4%
Industrial Goods & Services	8.3%
Consumer Staples	5.2%
Special Products & Services	4.9%
Energy	3.8%
Basic Materials	2.2%
Utilities & Communications	1.9%
Transportation	1.5%
Autos & Housing	1.2%

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Growth Series (“fund”) provided a total return of 36.85%, while Service Class shares of the fund provided a total return of 36.49%. These compare with a return of 33.48% over the same period for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

Stock selection in the financial services sector contributed to the fund’s performance relative to the Russell 1000 Growth Index. An overweight position in strong-performing global payments technology company MasterCard bolstered relative performance. The stock appreciated during the period as the company reported strong earnings that beat consensus estimates on the back of higher gross-dollar-volumes in the US.

Security selection in both the leisure and health care sectors aided relative performance. Within the leisure sector, an overweight position in casino resorts operator Wynn Resorts positively impacted relative returns as the stock outperformed the benchmark. Within health care, holdings of medical device company Thermo Fisher Scientific (b), and overweight positions in medical research firm Celgene and biotechnology company Biogen, benefited relative performance as all three stocks outperformed the benchmark during the reporting period. Shares of Thermo Fisher Scientific rose late in the reporting period as the company reported strong earnings results that beat market expectations. Robust growth came despite an operating margin headwind from the medical device tax and a negative foreign exchange impact as well as the suspension of the company’s stock buybacks. Additionally, the merger agreement with LIFE Technologies that is expected to be finalized in early 2014 strengthened the company’s outlook.

Elsewhere, an underweight position in poor-performing technology company Apple, and overweight positions in online travel company Priceline.com, commercial fuel card operator FleetCor Technologies and online search engine Google, benefited relative performance. Additionally, the fund’s avoidance of technology company International Business Machines (IBM) helped relative results as the stock turned in weak performance during the reporting period. Shares of IBM declined steadily throughout the reporting period because of soft demand in emerging markets, primarily China.

Detractors from Performance

Individual stocks that detracted from relative performance included overweight positions in telecommunications company American Tower, data storage systems provider EMC, semiconductor firm Altera, enterprise and online service provider Citrix Systems, online marketplace eBay, tool company Stanley Black & Decker, and diversified energy company Anadarko Petroleum. Not holding stand-out-performing airline manufacturer Boeing and software company Microsoft also dampened relative performance as both stocks outperformed the benchmark during the reporting period. Shares of Citrix plummeted late in the reporting period as the stock suffered from decreased demand in their mobile and desktop businesses and a subdued macro environment. Shares of Anadarko Petroleum traded lower after a US bankruptcy judge ruled the company was potentially liable for up to $14 billion in a case involving bankrupt paint producer Tronox.

3

MFS Growth Series

Management Review – continued

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Eric Fischman

Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/24/95	36.85%	20.52%	9.88%
Service Class	5/01/00	36.49%	20.21%	9.61%

Comparative benchmark
Russell 1000 Growth Index (f)		33.48%	20.39%	7.83%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.77%	$1,000.00	$1,228.34	$4.32
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
Service Class	Actual	1.02%	$1,000.00	$1,226.84	$5.73
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.5%
Aerospace – 3.4%
Honeywell International, Inc.	187,100	$17,095,323
Precision Castparts Corp.	133,665	35,995,985

		$53,091,308

Alcoholic Beverages – 1.3%
Constellation Brands, Inc., “A” (a)	72,150	$5,077,917
Diageo PLC	271,086	8,978,097
Pernod Ricard S.A.	56,286	6,412,195

		$20,468,209

Apparel Manufacturers – 3.3%
LVMH Moet Hennessy Louis Vuitton S.A.	51,818	$9,452,522
Michael Kors Holdings Ltd. (a)	92,500	7,510,075
NIKE, Inc., “B”	156,182	12,282,152
PVH Corp.	38,921	5,294,034
VF Corp.	274,012	17,081,908

		$51,620,691

Automotive – 0.4%
LKQ Corp. (a)	172,190	$5,665,051

Biotechnology – 6.9%
Alexion Pharmaceuticals, Inc. (a)	132,620	$17,646,417
Biogen Idec, Inc. (a)	91,256	25,528,866
Celgene Corp. (a)	126,796	21,423,452
Gilead Sciences, Inc. (a)	360,860	27,118,629
Illumina, Inc. (a)	63,790	7,056,450
Regeneron Pharmaceuticals, Inc. (a)	27,840	7,662,682

		$106,436,496

Broadcasting – 5.9%
Discovery Communications, Inc., “A” (a)	201,270	$18,198,833
Time Warner, Inc.	204,390	14,250,071
Twenty-First Century Fox, Inc.	748,940	26,347,709
Viacom, Inc., “B”	128,700	11,240,658
Walt Disney Co.	280,170	21,404,988

		$91,442,259

Brokerage & Asset Managers – 3.3%
Affiliated Managers Group, Inc. (a)	78,313	$16,984,523
BlackRock, Inc.	30,766	9,736,516
IntercontinentalExchange Group, Inc.	109,368	24,599,051

		$51,320,090

Business Services – 3.0%
Cognizant Technology Solutions Corp., “A” (a)	229,386	$23,163,398
FleetCor Technologies, Inc. (a)	105,060	12,309,880
Verisk Analytics, Inc., “A” (a)	173,680	11,414,250

		$46,887,528

Cable TV – 2.1%
Comcast Corp., “Special A”	438,400	$21,867,392
Time Warner Cable, Inc.	74,200	10,054,100

		$31,921,492

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Chemicals – 1.5%
Monsanto Co.	202,960	$23,654,988

Computer Software – 4.1%
Autodesk, Inc. (a)	201,840	$10,158,607
Citrix Systems, Inc. (a)	208,642	13,196,607
Oracle Corp.	358,640	13,721,566
PTC, Inc. (a)	120,130	4,251,401
Salesforce.com, Inc. (a)	277,817	15,332,720
TIBCO Software, Inc. (a)	142,800	3,210,144
VMware, Inc., “A” (a)	47,730	4,281,858

		$64,152,903

Computer Software – Systems – 2.9%
Apple, Inc.	30,933	$17,356,816
EMC Corp.	1,035,010	26,030,502
Teradata Corp. (a)	50,970	2,318,625

		$45,705,943

Construction – 0.8%
Sherwin-Williams Co.	42,863	$7,865,361
Stanley Black & Decker, Inc.	63,020	5,085,084

		$12,950,445

Consumer Products – 1.4%
Colgate-Palmolive Co.	137,640	$8,975,504
Estee Lauder Cos., Inc., “A”	168,269	12,674,021

		$21,649,525

Consumer Services – 1.9%
Priceline.com, Inc. (a)	25,045	$29,112,308

Electrical Equipment – 3.2%
AMETEK, Inc.	293,760	$15,472,339
Danaher Corp.	434,000	33,504,800

		$48,977,139

Electronics – 1.1%
Altera Corp.	349,870	$11,381,271
Linear Technology Corp.	127,540	5,809,447

		$17,190,718

Energy – Independent – 3.2%
Anadarko Petroleum Corp.	127,070	$10,079,192
Antero Resources Corp. (a)	61,430	3,897,119
Cabot Oil & Gas Corp.	199,850	7,746,186
Noble Energy, Inc.	164,575	11,209,203
Pioneer Natural Resources Co.	88,785	16,342,655

		$49,274,355

Entertainment – 0.1%
AMC Networks, Inc., “A” (a)	34,040	$2,318,464

Food & Beverages – 1.8%
Groupe Danone	81,074	$5,835,430
Mead Johnson Nutrition Co., “A”	95,306	7,982,831
Mondelez International, Inc.	405,400	14,310,620

		$28,128,881

7

MFS Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Drug Stores – 0.8%
CVS Caremark Corp.	165,100	$11,816,207

Gaming & Lodging – 2.8%
Hilton Worldwide Holdings, Inc. (a)	61,530	$1,369,043
Las Vegas Sands Corp.	244,310	19,268,730
Wynn Resorts Ltd.	116,867	22,696,740

		$43,334,513

General Merchandise – 0.9%
Costco Wholesale Corp.	113,493	$13,506,802

Insurance – 0.7%
ACE Ltd.	44,260	$4,582,238
MetLife, Inc.	101,940	5,496,605

		$10,078,843

Internet – 8.9%
eBay, Inc. (a)	364,530	$20,009,052
Facebook, Inc., “A” (a)	407,680	22,283,789
Google, Inc., “A” (a)	69,857	78,289,438
LinkedIn Corp., “A” (a)	34,102	7,394,337
Twitter, Inc. (a)	36,470	2,321,316
Yahoo!, Inc. (a)	202,190	8,176,564

		$138,474,496

Leisure & Toys – 0.3%
Polaris Industries, Inc.	33,489	$4,877,338

Machinery & Tools – 1.8%
Cummins, Inc.	63,585	$8,963,577
Joy Global, Inc.	76,111	4,451,732
Roper Industries, Inc.	100,670	13,960,916

		$27,376,225

Major Banks – 0.6%
Morgan Stanley	308,560	$9,676,442

Medical & Health Technology & Services – 2.3%
Catamaran Corp. (a)	136,990	$6,504,285
Cerner Corp. (a)	205,344	11,445,875
Express Scripts Holding Co. (a)	262,668	18,449,800

		$36,399,960

Medical Equipment – 3.3%
Cooper Cos., Inc.	24,149	$2,990,612
Covidien PLC	217,568	14,816,381
Thermo Fisher Scientific, Inc.	299,359	33,333,625

		$51,140,618

Network & Telecom – 1.6%
Qualcomm, Inc.	333,919	$24,793,486

Oil Services – 0.6%
Cameron International Corp. (a)	154,370	$9,189,646

Other Banks & Diversified Financials – 6.0%
American Express Co.	200,140	$18,158,702
MasterCard, Inc., “A”	41,230	34,446,016
Visa, Inc., “A”	179,741	40,024,726

		$92,629,444

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 4.3%
Actavis PLC (a)	78,850	$13,246,800
Bristol-Myers Squibb Co.	396,550	21,076,633
Perrigo Co. PLC	79,834	12,251,326
Valeant Pharmaceuticals International, Inc. (a)	123,950	14,551,730
Zoetis, Inc.	170,850	5,585,087

		$66,711,576

Railroad & Shipping – 0.9%
Kansas City Southern Co.	52,002	$6,439,408
Union Pacific Corp.	41,958	7,048,944

		$13,488,352

Restaurants – 1.8%
Starbucks Corp.	227,920	$17,866,649
YUM! Brands, Inc.	124,051	9,379,496

		$27,246,145

Specialty Chemicals – 0.6%
Airgas, Inc.	88,700	$9,921,095

Specialty Stores – 5.5%
Amazon.com, Inc. (a)	64,429	$25,693,641
AutoZone, Inc. (a)	14,679	7,015,681
PetSmart, Inc.	90,520	6,585,330
Ross Stores, Inc.	251,732	18,862,279
Tiffany & Co.	90,850	8,429,063
TJX Cos., Inc.	167,790	10,693,257
Tractor Supply Co.	96,614	7,495,314

		$84,774,565

Telecommunications – Wireless – 1.9%
American Tower Corp., REIT	373,166	$29,786,110

Tobacco – 0.7%
Philip Morris International, Inc.	126,320	$11,006,262

Trucking – 0.6%
Expeditors International of Washington, Inc.	222,871	$9,862,042

Total Common Stocks (Identified Cost, $1,059,381,762)		$1,528,058,960

MONEY MARKET FUNDS – 1.5%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	22,764,729	$22,764,729

Total Investments (Identified Cost, $1,082,146,491)		$1,550,823,689

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(246,319)

Net Assets – 100.0%		$1,550,577,370

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,059,381,762)	$1,528,058,960
Underlying affiliated funds, at cost and value	22,764,729
Total investments, at value (identified cost, $1,082,146,491)	$1,550,823,689
Receivables for
Investments sold	2,257,354
Fund shares sold	1,039,389
Dividends	851,258
Other assets	9,975
Total assets		$1,554,981,665
Liabilities
Payable for fund shares reacquired	$4,165,613
Payable to affiliates
Investment adviser	57,726
Shareholder servicing costs	671
Distribution and/or service fees	3,303
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	176,972
Total liabilities		$4,404,295
Net assets		$1,550,577,370
Net assets consist of
Paid-in capital	$990,024,616
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	468,677,198
Accumulated net realized gain (loss) on investments and foreign currency	90,634,242
Undistributed net investment income	1,241,314
Net assets		$1,550,577,370
Shares of beneficial interest outstanding		39,828,686

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,308,360,930	33,491,303	$39.07
Service Class	242,216,440	6,337,383	38.22

See Notes to Financial Statements

9

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$11,825,177
Interest	81,333
Dividends from underlying affiliated funds	23,195
Foreign taxes withheld	(75,374)
Total investment income		$11,854,331
Expenses
Management fee	$9,542,146
Distribution and/or service fees	449,308
Shareholder servicing costs	63,977
Administrative services fee	170,381
Independent Trustees’ compensation	25,792
Custodian fee	125,743
Shareholder communications	130,771
Audit and tax fees	58,351
Legal fees	5,486
Miscellaneous	67,014
Total expenses		$10,638,969
Fees paid indirectly	(16)
Reduction of expenses by investment adviser	(16,310)
Net expenses		$10,622,643
Net investment income		$1,231,688
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$101,350,147
Foreign currency	11,660
Net realized gain (loss) on investments and foreign currency		$101,361,807
Change in unrealized appreciation (depreciation)
Investments	$315,012,851
Translation of assets and liabilities in foreign currencies	8
Net unrealized gain (loss) on investments and foreign currency translation		$315,012,859
Net realized and unrealized gain (loss) on investments and foreign currency		$416,374,666
Change in net assets from operations		$417,606,354

See Notes to Financial Statements

10

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$1,231,688	$2,894,532
Net realized gain (loss) on investments and foreign currency	101,361,807	49,498,669
Net unrealized gain (loss) on investments and foreign currency translation	315,012,859	48,166,563
Change in net assets from operations	$417,606,354	$100,559,764
Distributions declared to shareholders
From net investment income	$(2,907,322)	$—
From net realized gain on investments	(9,897,269)	—
Total distributions declared to shareholders	$(12,804,591)	$—
Change in net assets from fund share transactions	$4,106,615	$522,916,983
Total change in net assets	$408,908,378	$623,476,747
Net assets
At beginning of period	1,141,668,992	518,192,245
At end of period (including undistributed net investment income of $1,241,314 and $2,905,288, respectively)	$1,550,577,370	$1,141,668,992

See Notes to Financial Statements

11

MFS Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$28.83	$24.56	$24.69		$21.43	$15.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.13	$(0.00	)(w)	$0.05	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	10.53	4.14	(0.08)		3.24	5.83
Total from investment operations	$10.57	$4.27	$(0.08)		$3.29	$5.86
Less distributions declared to shareholders
From net investment income	$(0.08)	$—	$(0.05)		$(0.03)	$(0.05)
From net realized gain on investments	(0.25)	—	—		—	—
Total distributions declared to shareholders	$(0.33)	$—	$(0.05)		$(0.03)	$(0.05)
Net asset value, end of period (x)	$39.07	$28.83	$24.56		$24.69	$21.43
Total return (%) (k)(r)(s)(x)	36.85	17.39	(0.32)		15.34	37.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.82	0.84		0.85	0.86
Expenses after expense reductions (f)	0.77	0.82	0.84		0.85	0.86
Net investment income	0.13	0.45	(0.00	)(w)	0.24	0.14
Portfolio turnover	43	52	75		100	100
Net assets at end of period (000 omitted)	$1,308,361	$1,007,422	$461,382		$503,497	$498,288

See Notes to Financial Statements

12

MFS Growth Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$28.25	$24.13	$24.27		$21.10		$15.37
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$0.07	$(0.06)		$0.00	(w)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	10.30	4.05	(0.08)		3.17		5.76
Total from investment operations	$10.26	$4.12	$(0.14)		$3.17		$5.74
Less distributions declared to shareholders
From net investment income	$(0.04)	$—	$(0.00	)(w)	$—		$(0.01)
From net realized gain on investments	(0.25)	—	—		—		—
Total distributions declared to shareholders	$(0.29)	$—	$(0.00	)(w)	$—		$(0.01)
Net asset value, end of period (x)	$38.22	$28.25	$24.13		$24.27		$21.10
Total return (%) (k)(r)(s)(x)	36.49	17.07	(0.56)		15.02		37.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.07	1.09		1.10		1.10
Expenses after expense reductions (f)	1.02	1.07	1.09		1.10		1.10
Net investment income (loss)	(0.12)	0.26	(0.25)		0.02		(0.11)
Portfolio turnover	43	52	75		100		100
Net assets at end of period (000 omitted)	$242,216	$134,247	$56,810		$43,161		$31,861

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

14

MFS Growth Series

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,528,058,960	$—	$—	$1,528,058,960
Mutual Funds	22,764,729	—	—	22,764,729
Total Investments	$1,550,823,689	$—	$—	$1,550,823,689

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $30,678,244 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

15

MFS Growth Series

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$2,907,322	$—
Long-term capital gains	9,897,269	—
Total distributions	$12,804,591	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$1,083,019,046
Gross appreciation	473,762,140
Gross depreciation	(5,957,497)
Net unrealized appreciation (depreciation)	$467,804,643
Undistributed ordinary income	28,432,981
Undistributed long-term capital gain	74,651,916
Capital loss carryforwards	(10,171,567)
Other temporary differences	(165,219)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

16

MFS Growth Series

Notes to Financial Statements – continued

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/16	$(4,835,046)
12/31/17	(5,336,521)
Total	$(10,171,567)

The availability of $4,835,046 of the capital loss carryforwards which were acquired on August 17, 2012 in connection with the MFS Growth Portfolio merger, may be limited in a given year. The availability of $5,336,521 of the capital loss carryforwards of the fund may be limited in a given year due to the acquisition of SC WMC Large Cap Growth Fund on December 7, 2012.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$2,673,098	$—	$8,467,219	$—
Service Class	234,224	—	1,430,050	—
Total	$2,907,322	$—	$9,897,269	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $13,157, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $61,526, which equated to 0.0047% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $2,451.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0129% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

17

MFS Growth Series

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,456 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,153, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $550,244,506 and $567,074,171, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	5,035,809	$169,845,931	4,032,529	$110,039,913
Service Class	2,764,608	91,199,853	2,536,052	68,492,337
	7,800,417	$261,045,784	6,568,581	$178,532,250
Shares issued in connection with acquisition of MFS Growth Portfolio
Initial Class			5,123,763	$144,080,230
Service Class			491,709	13,561,334
			5,615,472	$157,641,564
Shares issued in connection with acquisition of SC WMC Large Cap Growth Fund
Initial Class			11,289,645	$321,190,385
Service Class			556,484	15,514,779
			11,846,129	$336,705,164
Shares issued to shareholders in reinvestment of distributions
Initial Class	330,769	$11,140,317	—	$—
Service Class	50,463	1,664,274	—	—
	381,232	$12,804,591	—	$—
Shares reacquired
Initial Class	(6,822,186)	$(229,194,954)	(4,281,886)	$(118,022,809)
Service Class	(1,230,190)	(40,548,806)	(1,186,136)	(31,939,186)
	(8,052,376)	$(269,743,760)	(5,468,022)	$(149,961,995)
Net change
Initial Class	(1,455,608)	$(48,208,706)	16,164,051	$457,287,719
Service Class	1,584,881	52,315,321	2,398,109	65,629,264
	129,273	$4,106,615	18,562,160	$522,916,983

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 13%, 4%, and 4%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the

18

MFS Growth Series

Notes to Financial Statements – continued

committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $6,134 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	11,917,356	264,546,796	(253,699,423)	22,764,729

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$23,195	$22,764,729

(8)	Acquisitions

At close of business on August 17, 2012, the fund with net assets of approximately $629,077,130, acquired all of the assets and liabilities of MFS Growth Portfolio, a series of MFS Variable Insurance Trust. The purpose of the transaction was to provide shareholders of the MFS Growth Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 5,615,472 shares of the fund (valued at approximately $157,641,564) for all of the assets and liabilities of MFS Growth Portfolio. MFS Growth Portfolio then distributed the shares of the fund that MFS Growth Portfolio received from the fund to its shareholders. MFS Growth Portfolio’s investments on that date were valued at approximately $158,214,214 with a cost basis of approximately $127,245,941. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Growth Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

At close of business on December 7, 2012 the fund with net assets of approximately $781,080,976, acquired all of the assets and liabilities of SC WMC Large Cap Growth Fund, a series of Sun Capital Advisers Trust. The purpose of the transaction was to provide shareholders of the SC WMC Large Cap Growth Fund the opportunity to participate in a larger combined portfolio with a similar investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 11,846,129 shares of the fund (valued at approximately $336,705,164) for all of the assets and liabilities of SC WMC Large Cap Growth Fund. SC WMC Large Cap Growth Fund then distributed the shares of the fund that SC WMC Large Cap Growth Fund received from the fund to its shareholders. SC WMC Large Cap Growth Fund’s investments on that date were valued at approximately $328,346,705 with a cost basis of approximately $315,494,167. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from SC WMC Large Cap Growth Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

19

MFS Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Series (one of the series comprising MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Series as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

20

MFS Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

21

MFS Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Eric Fischman

22

MFS Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Growth Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of the MFS Web site (mfs.com).

24

MFS Growth Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $10,887,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2013

MFS® VALUE SERIES

MFS® Variable Insurance Trust

VLU-ANN

MFS® VALUE SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Value Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.0%
Philip Morris International, Inc.	3.6%
Johnson & Johnson	3.3%
Lockheed Martin Corp.	3.1%
Pfizer, Inc.	3.0%
Wells Fargo & Co.	3.0%
Exxon Mobil Corp.	2.4%
Goldman Sachs Group, Inc.	2.1%
Accenture PLC, “A”	2.1%
3M Co.	2.1%

Equity sectors
Financial Services	22.6%
Health Care	14.1%
Consumer Staples	12.5%
Industrial Goods & Services	12.2%
Leisure	6.7%
Energy	6.2%
Retailing	4.5%
Utilities & Communications	4.1%
Technology	4.1%
Basic Materials	4.0%
Special Products & Services	2.9%
Autos & Housing	2.7%
Transportation	2.3%

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Value Series (“fund”) provided a total return of 35.89%, while Service Class shares of the fund provided a total return of 35.59%. These compare with a return of 32.53% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

Security selection in the financial services sector aided performance relative to the Russell 1000 Value Index. The fund’s overweight positions in insurance company MetLife and financial services provider Prudential Financial helped relative returns as both stocks posted strong results for the reporting period.

The combination of an underweight position and strong stock selection in the utilities & communications sector also boosted relative performance. Within this sector, the fund’s holdings of voice and data communications services company Vodafone Group (b) (United Kingdom) strengthened relative results.

Strong stock selection in both the industrial goods & services and basic materials sectors also supported relative performance. Within industrial goods & services, the fund’s overweight position in defense contractor Lockheed Martin helped relative results. Shares of Lockheed Martin reacted positively to better-than-expected financial results throughout the year as the impact of sequestration was less significant than many investors appeared to have anticipated. In addition, its share price was further supported through continued strong free cash flow generation, a higher-than-average dividend yield and on-going share repurchase activity. The fund’s overweight position in global security company Northrop Grumman also benefited relative returns during the period. Within basic materials, an overweight position in strong-performing diversified manufacturing company 3M contributed.

Elsewhere, the fund’s overweight positions in integrated oil and gas company Exxon Mobil, cardiovascular medical device maker St. Jude Medical and life sciences supply company Thermo Fisher Scientific, were among the fund’s top relative contributors. Shares of Thermo Fisher Scientific benefited from strong results throughout the year which exceeded expectations, despite on-going headwinds in its government and academic segments. In addition, investors appeared to have expected stronger future growth prospects on news of the company’s announced acquisition of life science tool company, Life Sciences, which is expected to close in 2014. The fund’s holdings of strong-performing media company Viacom (b) were another positive factor for relative performance.

Detractors from Performance

Weak stock selection in the technology sector detracted from relative performance during the period. The fund’s holdings of diversified technology products & services company IBM (b) and enterprise software products maker Oracle (b), and not holding strong-performing computer and personal electronics maker Apple and online information portal Yahoo!, hurt relative results. Shares of IBM declined steadily throughout the reporting period because of soft demand in emerging markets, primarily China.

Security selection also had a negative effect in the consumer staples sector, particularly the fund’s overweight position in tobacco company Philip Morris International. Holdings of global food company Nestle (b) (Switzerland) and international food producer Groupe Danone (b) (France) also held back relative returns. Shares of Philip Morris International underperformed the benchmark during the period after reporting a number of disappointing quarterly results following trade inventory buildup, continued softness in their European segment and cigarette volume declines. Management also lowered full-year guidance for 2013 and 2014 which further pressured the stock.

3

MFS Value Series

Management Review – continued

Stocks in other sectors that weakened relative performance included an overweight position in general merchandise retailer Target and holdings of alcoholic drink producer Diageo (b) (United Kingdom).

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Series

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/02/02	35.89%	16.61%	8.82%
Service Class	1/02/02	35.59%	16.32%	8.55%

Comparative benchmark
Russell 1000 Value Index (f)		32.53%	16.67%	7.58%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Value Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.73%	$1,000.00	$1,165.43	$3.98
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
Service Class	Actual	0.98%	$1,000.00	$1,164.35	$5.35
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Value Series

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Aerospace – 7.9%
Honeywell International, Inc.	510,210	$46,617,886
Lockheed Martin Corp.	511,920	76,102,027
Northrop Grumman Corp.	207,990	23,837,734
United Technologies Corp.	439,910	50,061,758

		$196,619,405

Alcoholic Beverages – 1.6%
Diageo PLC	1,183,762	$39,205,012

Automotive – 1.9%
Delphi Automotive PLC	257,140	$15,461,828
General Motors Co. (a)	141,050	5,764,714
Johnson Controls, Inc.	534,410	27,415,233

		$48,641,775

Broadcasting – 3.5%
Omnicom Group, Inc.	411,000	$30,566,070
Viacom, Inc., “B”	244,060	21,316,200
Walt Disney Co.	453,800	34,670,320

		$86,552,590

Brokerage & Asset Managers – 2.3%
BlackRock, Inc.	74,075	$23,442,515
Franklin Resources, Inc.	403,286	23,281,701
NASDAQ OMX Group, Inc.	256,314	10,201,297

		$56,925,513

Business Services – 2.9%
Accenture PLC, “A”	629,080	$51,722,958
Fidelity National Information Services, Inc.	132,070	7,089,518
Fiserv, Inc. (a)	237,690	14,035,595

		$72,848,071

Cable TV – 1.0%
Comcast Corp., “Special A”	505,840	$25,231,299

Chemicals – 3.4%
3M Co.	366,802	$51,443,981
PPG Industries, Inc.	172,625	32,740,058

		$84,184,039

Computer Software – 1.4%
Oracle Corp.	891,940	$34,125,624

Computer Software – Systems – 2.1%
Hewlett-Packard Co.	184,740	$5,169,025
International Business Machines Corp.	249,705	46,837,167

		$52,006,192

Construction – 0.7%
Stanley Black & Decker, Inc.	221,263	$17,853,711

Consumer Products – 0.5%
Procter & Gamble Co.	163,034	$13,272,598

Containers – 0.3%
Crown Holdings, Inc. (a)	161,260	$7,187,358

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 2.8%
Danaher Corp.	410,030	$31,654,316
Pentair Ltd.	149,542	11,614,927
Tyco International Ltd.	667,320	27,386,813

		$70,656,056

Electronics – 0.6%
Intel Corp.	605,850	$15,727,866

Energy – Independent – 2.2%
Apache Corp.	136,540	$11,734,248
EOG Resources, Inc.	51,580	8,657,187
Occidental Petroleum Corp.	359,500	34,188,450

		$54,579,885

Energy – Integrated – 4.0%
Chevron Corp.	321,187	$40,119,468
Exxon Mobil Corp.	584,838	59,185,606

		$99,305,074

Food & Beverages – 5.0%
Coca-Cola Enterprises, Inc.	202,380	$8,931,029
Dr Pepper Snapple Group, Inc.	230,450	11,227,524
General Mills, Inc.	685,290	34,202,824
Groupe Danone	280,664	20,201,238
Kellogg Co.	119,800	7,316,186
Nestle S.A.	591,444	43,294,987

		$125,173,788

Food & Drug Stores – 1.8%
CVS Caremark Corp.	614,691	$43,993,435

General Merchandise – 1.7%
Kohl’s Corp.	114,580	$6,502,415
Target Corp.	581,830	36,812,384

		$43,314,799

Insurance – 7.4%
ACE Ltd.	266,210	$27,560,721
Aon PLC	279,900	23,480,811
Chubb Corp.	170,130	16,439,662
MetLife, Inc.	927,533	50,012,579
Prudential Financial, Inc.	343,105	31,641,143
Travelers Cos., Inc.	385,550	34,907,697

		$184,042,613

Leisure & Toys – 0.5%
Hasbro, Inc.	222,540	$12,241,925

Machinery & Tools – 1.3%
Eaton Corp. PLC	298,850	$22,748,462
Illinois Tool Works, Inc.	130,466	10,969,581

		$33,718,043

Major Banks – 12.2%
Bank of New York Mellon Corp.	1,052,160	$36,762,470
Goldman Sachs Group, Inc.	295,638	52,404,792

7

MFS Value Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
JPMorgan Chase & Co.	1,712,550	$100,149,924
PNC Financial Services Group, Inc.	217,340	16,861,237
State Street Corp.	327,970	24,069,718
Wells Fargo & Co.	1,620,930	73,590,222

		$303,838,363

Medical & Health Technology & Services – 1.2%
Express Scripts Holding Co. (a)	304,430	$21,383,163
Quest Diagnostics, Inc.	161,700	8,657,418

		$30,040,581

Medical Equipment – 4.9%
Abbott Laboratories	726,940	$27,863,610
Covidien PLC	205,337	13,983,450
Medtronic, Inc.	486,630	27,927,696
St. Jude Medical, Inc.	326,870	20,249,597
Thermo Fisher Scientific, Inc.	298,820	33,273,607

		$123,297,960

Other Banks & Diversified Financials – 0.8%
U.S. Bancorp	317,210	$12,815,284
Western Union Co.	420,200	7,248,450

		$20,063,734

Pharmaceuticals – 7.9%
Johnson & Johnson	907,640	$83,130,748
Merck & Co., Inc.	457,690	22,907,385
Pfizer, Inc.	2,478,566	75,918,477
Roche Holding AG	52,488	14,662,866
Zoetis, Inc.	21,990	718,853

		$197,338,329

Printing & Publishing – 0.8%
McGraw-Hill Cos., Inc.	131,970	$10,320,054
Moody’s Corp.	130,250	10,220,718

		$20,540,772

Railroad & Shipping – 0.6%
Canadian National Railway Co.	272,930	$15,562,469

Restaurants – 1.0%
McDonald’s Corp.	245,397	$23,810,871

Specialty Chemicals – 0.3%
Air Products & Chemicals, Inc.	54,476	$6,089,327
Valspar Corp.	32,170	2,293,399

		$8,382,726

Specialty Stores – 1.1%
Advance Auto Parts, Inc.	146,280	$16,190,270
Staples, Inc.	640,080	10,170,871

		$26,361,141

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 1.3%
Vodafone Group PLC	7,989,788	$31,356,732

Telephone Services – 2.1%
AT&T, Inc.	697,860	$24,536,758
Verizon Communications, Inc.	586,040	28,798,006

		$53,334,764

Tobacco – 5.4%
Altria Group, Inc.	301,661	$11,580,766
Imperial Tobacco Group PLC	123,557	4,783,646
Lorillard, Inc.	558,880	28,324,038
Philip Morris International, Inc.	1,039,581	90,578,693

		$135,267,143

Trucking – 1.7%
United Parcel Service, Inc., “B”	395,860	$41,596,969

Utilities – Electric Power – 0.7%
Duke Energy Corp.	117,140	$8,083,831
PPL Corp.	177,680	5,346,391
Public Service Enterprise Group, Inc.	118,670	3,802,187

		$17,232,409

Total Common Stocks (Identified Cost, $1,634,940,585)		$2,465,431,634

CONVERTIBLE PREFERRED STOCKS – 0.1%
Aerospace – 0.1%
United Technologies Corp., 7.5% (Identified Cost, $1,811,797)	35,180	$2,303,235

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	883	$883

Total Investments (Identified Cost, $1,636,753,265)		$2,467,735,752

OTHER ASSETS, LESS LIABILITIES – 1.1%		26,664,498

Net Assets – 100.0%		$2,494,400,250

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,636,752,382)	$2,467,734,869
Underlying affiliated funds, at cost and value	883
Total investments, at value (identified cost, $1,636,753,265)	$2,467,735,752
Receivables for
Investments sold	36,456,057
Fund shares sold	3,977,583
Dividends	4,024,642
Other assets	16,177
Total assets		$2,512,210,211
Liabilities
Payable to custodian	$11,274,008
Payable for fund shares reacquired	6,248,124
Payable to affiliates
Investment adviser	89,508
Shareholder servicing costs	411
Distribution and/or service fees	19,186
Payable for independent Trustees’ compensation	3
Accrued expenses and other liabilities	178,721
Total liabilities		$17,809,961
Net assets		$2,494,400,250
Net assets consist of
Paid-in capital	$1,555,694,327
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	831,005,088
Accumulated net realized gain (loss) on investments and foreign currency	70,956,008
Undistributed net investment income	36,744,827
Net assets		$2,494,400,250
Shares of beneficial interest outstanding		130,350,287

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,090,381,166	56,555,232	$19.28
Service Class	1,404,019,084	73,795,055	19.03

See Notes to Financial Statements

9

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$56,473,520
Interest	420,870
Dividends from underlying affiliated funds	23,925
Foreign taxes withheld	(302,954)
Total investment income		$56,615,361
Expenses
Management fee	$15,858,324
Distribution and/or service fees	3,081,530
Shareholder servicing costs	75,777
Administrative services fee	288,298
Independent Trustees’ compensation	43,532
Custodian fee	152,831
Shareholder communications	216,805
Audit and tax fees	54,036
Legal fees	21,454
Miscellaneous	83,275
Total expenses		$19,875,862
Fees paid indirectly	(40)
Reduction of expenses by investment adviser	(27,613)
Net expenses		$19,848,209
Net investment income		$36,767,152
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$81,125,513
Foreign currency	(19,964)
Net realized gain (loss) on investments and foreign currency		$81,105,549
Change in unrealized appreciation (depreciation)
Investments	$573,009,347
Translation of assets and liabilities in foreign currencies	13,912
Net unrealized gain (loss) on investments and foreign currency translation		$573,023,259
Net realized and unrealized gain (loss) on investments and foreign currency		$654,128,808
Change in net assets from operations		$690,895,960

See Notes to Financial Statements

10

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$36,767,152	$24,559,013
Net realized gain (loss) on investments and foreign currency	81,105,549	5,693,106
Net unrealized gain (loss) on investments and foreign currency translation	573,023,259	166,122,268
Change in net assets from operations	$690,895,960	$196,374,387
Distributions declared to shareholders
From net investment income	$(24,530,172)	$(19,135,390)
From net realized gain on investments	(6,945,411)	(9,779,483)
Total distributions declared to shareholders	$(31,475,583)	$(28,914,873)
Change in net assets from fund share transactions	$(176,337,066)	$659,624,750
Total change in net assets	$483,083,311	$827,084,264
Net assets
At beginning of period	2,011,316,939	1,184,232,675
At end of period (including undistributed net investment income of $36,744,827 and $24,527,811, respectively)	$2,494,400,250	$2,011,316,939

See Notes to Financial Statements

11

MFS Value Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.40	$12.68	$12.98	$11.80	$9.76
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.28	$0.24	$0.19	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	4.83	1.77	(0.30)	1.16	1.98
Total from investment operations	$5.13	$2.05	$(0.06)	$1.35	$2.18
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.23)	$(0.19)	$(0.17)	$(0.14)
From net realized gain on investments	(0.05)	(0.10)	(0.05)	—	—
Total distributions declared to shareholders	$(0.25)	$(0.33)	$(0.24)	$(0.17)	$(0.14)
Net asset value, end of period (x)	$19.28	$14.40	$12.68	$12.98	$11.80
Total return (%) (k)(r)(s)(x)	35.89	16.26	(0.30)	11.53	22.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.78	0.79	0.83	0.84
Expenses after expense reductions (f)	0.73	0.78	0.79	0.83	0.84
Net investment income	1.74	2.02	1.81	1.60	1.99
Portfolio turnover	15	16	18	28	26
Net assets at end of period (000 omitted)	$1,090,381	$988,594	$352,752	$389,052	$367,676

See Notes to Financial Statements

12

MFS Value Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.22	$12.54	$12.83	$11.68	$9.67
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.24	$0.20	$0.16	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	4.78	1.74	(0.27)	1.15	1.95
Total from investment operations	$5.03	$1.98	$(0.07)	$1.31	$2.13
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.20)	$(0.17)	$(0.16)	$(0.12)
From net realized gain on investments	(0.05)	(0.10)	(0.05)	—	—
Total distributions declared to shareholders	$(0.22)	$(0.30)	$(0.22)	$(0.16)	$(0.12)
Net asset value, end of period (x)	$19.03	$14.22	$12.54	$12.83	$11.68
Total return (%) (k)(r)(s)(x)	35.59	15.88	(0.47)	11.22	22.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.03	1.04	1.08	1.09
Expenses after expense reductions (f)	0.98	1.03	1.04	1.08	1.09
Net investment income	1.49	1.76	1.58	1.35	1.75
Portfolio turnover	15	16	18	28	26
Net assets at end of period (000 omitted)	$1,404,019	$1,022,722	$831,481	$750,049	$617,739

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Value Series

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Value Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

14

MFS Value Series

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$2,467,734,869	$—	$—	$2,467,734,869
Mutual Funds	883	—	—	883
Total Investments	$2,467,735,752	$—	$—	$2,467,735,752

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $105,425,848 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

15

MFS Value Series

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$30,725,336	$28,557,964
Long-term capital gains	750,247	356,909
Total distributions	$31,475,583	$28,914,873

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$1,646,238,022
Gross appreciation	821,614,618
Gross depreciation	(116,888)
Net unrealized appreciation (depreciation)	$821,497,730
Undistributed ordinary income	82,885,598
Undistributed long-term capital gain	34,302,767
Other temporary differences	19,828

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Value Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$12,074,098	$5,784,014	$3,123,247	$2,681,309
Service Class	12,456,074	13,351,376	3,822,164	7,098,174
Total	$24,530,172	$19,135,390	$6,945,411	$9,779,483

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $21,938, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $74,718, which equated to 0.0033% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $1,059.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0126% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

17

MFS Value Series

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $13,185 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $5,675, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $346,383,807 and $518,890,119, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,103,945	$53,050,210	15,304,279	$213,696,404
Service Class	12,444,915	206,112,163	14,322,476	195,888,177
	15,548,860	$259,162,373	29,626,755	$409,584,581
Shares issued in connection with acquisition of SC Lord Abbett Growth & Income Fund
Initial Class	—	$—	31,880,924	$456,216,033
Service Class	—	—	1,046,135	14,781,882
	—	$—	32,927,059	$470,997,915
Shares issued to shareholders in reinvestment of distributions
Initial Class	887,695	$15,197,345	608,141	$8,465,323
Service Class	962,640	16,278,238	1,486,159	20,449,550
	1,850,335	$31,475,583	2,094,300	$28,914,873
Shares reacquired
Initial Class	(16,107,655)	$(273,027,465)	(6,931,699)	$(96,080,507)
Service Class	(11,542,581)	(193,947,557)	(11,240,576)	(153,792,112)
	(27,650,236)	$(466,975,022)	(18,172,275)	$(249,872,619)
Net change
Initial Class	(12,116,015)	$(204,779,910)	40,861,645	$582,297,253
Service Class	1,864,974	28,442,844	5,614,194	77,327,497
	(10,251,041)	$(176,337,066)	46,475,839	$659,624,750

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 8%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $10,748 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Value Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	25,547,731	278,895,597	(304,442,445)	883

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$23,925	$883

(8)	Acquisitions

At close of business on December 7, 2012, the fund with net assets of approximately $1,531,914,221, acquired all of the assets and liabilities of SC Lord Abbett Growth & Income Fund, a series of Sun Capital Advisers Trust. The purpose of the transaction was to provide shareholders of SC Lord Abbett Growth & Income Fund the opportunity to participate in a larger combined portfolio with similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 32,927,059 shares of the fund (valued at approximately $470,997,915) for all of the assets and liabilities of SC Lord Abbett Growth & Income Fund. SC Lord Abbett Growth & Income Fund then distributed the shares of the fund that SC Lord Abbett Growth & Income Fund received from the fund to its shareholders. SC Lord Abbett Growth & Income Fund’s investments on that date were valued at approximately $463,315,950 with a cost basis of approximately $450,582,951. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from SC Lord Abbett Growth & Income Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

19

MFS Value Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Value Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (one of the series comprising MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Series as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

20

MFS Value Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

21

MFS Value Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

22

MFS Value Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2012, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2012, as compared to the prior year.

23

MFS Value Series

Board Review of Investment Advisory Agreement – continued

Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to reduce its advisory fee on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of the MFS Web site (mfs.com).

24

MFS Value Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $826,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2013

MFS® MID CAP GROWTH SERIES

MFS® Variable Insurance Trust

VMG-ANN

MFS® MID CAP GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Mid Cap Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Gartner, Inc.	1.9%
MasterCard, Inc., “A”	1.8%
IntercontinentalExchange Group, Inc.	1.8%
FleetCor Technologies, Inc.	1.8%
Roper Industries, Inc.	1.7%
Actavis PLC	1.7%
AMETEK, Inc.	1.7%
Affiliated Managers Group, Inc.	1.7%
Thermo Fisher Scientific, Inc.	1.6%
Ross Stores, Inc.	1.6%

Equity sectors
Health Care	16.2%
Industrial Goods & Services	15.5%
Special Products & Services	11.1%
Technology	9.8%
Retailing	8.9%
Financial Services	8.7%
Leisure	8.6%
Energy	5.8%
Autos & Housing	4.1%
Consumer Staples	4.0%
Basic Materials	2.9%
Utilities & Communications	2.0%
Transportation	1.2%

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Mid Cap Growth Series (“fund”) provided a total return of 37.72%, while Service Class shares of the fund provided a total return of 37.22%. These compare with a return of 35.74% over the same period for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

Strong stock selection in the financial services sector was a positive factor for returns relative to the Russell Midcap Growth Index. Within this sector, holdings of transaction processing and payments-related service provider MasterCard (b) and independent investment banking advisory firm Evercore Partners (b) benefited relative performance as both stocks turned in strong performance. Shares of MasterCard appreciated during the period as the company reported strong earnings that beat consensus estimates on the back of higher gross-dollar-volumes in the US. An overweight position in strong-performing asset management company Affiliated Managers Group also supported relative results.

The combination of strong stock selection and an overweight position in the special products & services sector aided relative performance. Within this sector, an overweight position in fuel card provider FleetCor Technologies boosted relative results. Shares of FleetCor Technologies rose steadily throughout the period as the company enjoyed strong organic revenue growth across all lines-of-business and solid operating margin performance. Much of the growth was attributable to acquisitions made by the company back in 2011 that began to be realized in earnings during 2013. Additionally, holdings of online travel company Priceline.com (b) benefited relative returns as the company reported strong international bookings and earnings throughout the period.

The combination of an underweight position and stock selection in the technology sector was another positive factor for relative results. Within this sector, avoiding shares of analytic data solutions provider Teradata supported relative performance as the stock declined during the period.

Elsewhere, the portfolio’s holdings of life sciences supply company Thermo Fisher Scientific (b) and specialty pharmaceutical company Valeant Pharmaceuticals International (b) (Canada) bolstered relative performance as both stocks outperformed the benchmark during the period. The fund’s avoidance of underperforming wireless infrastructure operator Crown Castle, and an overweight position in strong-performing car repair parts supplier LKQ Corp, also supported relative results.

Detractors from Performance

Stock selection in the autos & housing sector negatively impacted relative performance. Within this sector, the timing of the fund’s ownership in shares of strong-performing electric vehicle manufacturer Tesla Motors hurt returns. The stock jumped early in the period after the company reported earnings that were above analysts’ expectations largely because of a better-than-expected ramp-up in production and strong initial demand for its Model S and Model X electric vehicles. The fund added Tesla Motors as a new position later in the period and missed much of the stock’s strong performance during the first half of the year. Additionally, the fund’s overweight position in power tool manufacturer Stanley Black & Decker (h) hampered relative results as the stock underperformed the benchmark.

3

MFS Mid Cap Growth Series

Management Review – continued

Stock selection in both the consumer staples and the industrial goods & services sectors also weighed on relative returns. However, there were no individual stocks within either sector that were among the fund’s largest relative detractors.

Elsewhere, the fund’s holdings of broadcast and communication tower management firm American Tower (b) and surgical systems manufacturer Intuitive Surgical (b)(h) held back relative performance as both stocks underperformed the benchmark during the period. American Tower ended the period with modest positive returns, but underperformed the benchmark. The stock rebounded late in the period after declining mid-period due to foreign exchange headwinds and lighter-than-expected revenues during the second quarter. Not holding strong-performing internet television network service provider Netflix negatively impacted relative performance. The fund’s timing of ownership in shares of pharmaceutical company Vertex Pharmaceuticals and metal packaging products supplier Ball Corp (h) also hampered relative results. Overweight positions in weak-performing middleware and infrastructure software provider TIBCO Software and cloud computing services provider Rackspace Hosting (h) were also top relative detractors for the reporting period.

The fund’s cash and/or cash equivalents position during the period held back relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Eric Fischman	Paul Gordon
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	4/28/00	37.72%	22.62%	5.97%
Service Class	5/01/00	37.22%	22.30%	5.73%

Comparative benchmark
Russell Midcap Growth Index (f)		35.74%	23.37%	9.77%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Mid Cap Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Owners During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.81%	$1,000.00	$1,209.43	$4.51
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$1,207.51	$5.90
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Mid Cap Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Aerospace – 2.7%
BE Aerospace, Inc. (a)	38,620	$3,361,097
Precision Castparts Corp.	23,446	6,314,008
TransDigm Group, Inc.	21,665	3,488,498

		$13,163,603

Alcoholic Beverages – 1.8%
Beam, Inc.	55,620	$3,785,497
Constellation Brands, Inc., “A” (a)	68,840	4,844,959

		$8,630,456

Apparel Manufacturers – 2.3%
Michael Kors Holdings Ltd. (a)	55,320	$4,491,431
PVH Corp.	47,086	6,404,638

		$10,896,069

Automotive – 3.1%
Delphi Automotive PLC	69,570	$4,183,244
LKQ Corp. (a)	195,030	6,416,487
Tesla Motors, Inc. (a)	10,660	1,603,051
TRW Automotive Holdings Corp. (a)	38,300	2,849,137

		$15,051,919

Biotechnology – 3.3%
Alexion Pharmaceuticals, Inc. (a)	44,890	$5,973,063
Illumina, Inc. (a)	46,100	5,099,582
Regeneron Pharmaceuticals, Inc. (a)	11,492	3,163,058
Vertex Pharmaceuticals, Inc. (a)	21,210	1,575,903

		$15,811,606

Broadcasting – 2.1%
Discovery Communications, Inc., “A” (a)	72,612	$6,565,577
RetailMeNot, Inc. (a)	34,290	987,209
Scripps Networks Interactive, Inc., “A”	28,890	2,496,385

		$10,049,171

Brokerage & Asset Managers – 4.9%
Affiliated Managers Group, Inc. (a)	38,406	$8,329,493
Evercore Partners, Inc.	111,080	6,640,362
IntercontinentalExchange Group, Inc.	38,251	8,603,415

		$23,573,270

Business Services – 9.3%
Bright Horizons Family Solutions, Inc. (a)	143,550	$5,274,027
Cognizant Technology Solutions Corp., “A” (a)	59,895	6,048,197
FleetCor Technologies, Inc. (a)	72,930	8,545,208
Gartner, Inc. (a)	126,480	8,986,404
IHS, Inc., “A” (a)	15,620	1,869,714
Jones Lang LaSalle, Inc.	61,070	6,252,957
Realogy Holdings Corp. (a)	62,530	3,093,359
Verisk Analytics, Inc., “A” (a)	77,490	5,092,643

		$45,162,509

Cable TV – 2.1%
Charter Communications, Inc., “A” (a)	31,965	$4,371,533

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Cable TV – continued
Liberty Global PLC, “A” (a)	63,040	$5,609,930

		$9,981,463

Computer Software – 3.4%
Autodesk, Inc. (a)	32,950	$1,658,374
Citrix Systems, Inc. (a)	67,500	4,269,375
CommVault Systems, Inc. (a)	37,080	2,776,550
Qlik Technologies, Inc. (a)	132,370	3,525,013
TIBCO Software, Inc. (a)	193,970	4,360,446

		$16,589,758

Computer Software – Systems – 2.6%
SS&C Technologies Holdings, Inc. (a)	117,590	$5,204,533
Vantiv, Inc., “A” (a)	221,130	7,211,049

		$12,415,582

Construction – 1.0%
Pool Corp.	82,250	$4,782,015

Consumer Products – 0.3%
Newell Rubbermaid, Inc.	44,890	$1,454,885

Consumer Services – 1.8%
HomeAway, Inc. (a)	39,200	$1,602,496
Priceline.com, Inc. (a)	6,181	7,184,794

		$8,787,290

Containers – 0.6%
Crown Holdings, Inc. (a)	67,650	$3,015,161

Electrical Equipment – 8.0%
AMETEK, Inc.	159,299	$8,390,278
Amphenol Corp., “A”	76,010	6,778,572
Mettler-Toledo International, Inc. (a)	11,690	2,835,877
Pentair Ltd.	74,760	5,806,609
Sensata Technologies Holding B.V. (a)	74,630	2,893,405
TriMas Corp. (a)	127,760	5,096,346
WESCO International, Inc. (a)	74,680	6,801,108

		$38,602,195

Electronics – 1.2%
Altera Corp.	94,540	$3,075,386
Stratasys Ltd. (a)	20,960	2,823,312

		$5,898,698

Energy – Independent – 4.0%
Antero Resources Corp. (a)	59,320	$3,763,261
Cabot Oil & Gas Corp.	186,190	7,216,724
Gulfport Energy Corp. (a)	58,570	3,698,696
Pioneer Natural Resources Co.	24,784	4,561,991

		$19,240,672

Entertainment – 0.7%
AMC Networks, Inc., “A” (a)	49,620	$3,379,618

7

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – 1.9%
Chr. Hansen Holding A.S.	151,478	$6,024,311
Mead Johnson Nutrition Co., “A”	39,640	3,320,246

		$9,344,557

Gaming & Lodging – 1.7%
Extended Stay America, Inc. (a)	45,950	$1,206,647
Wynn Resorts Ltd.	36,849	7,156,444

		$8,363,091

General Merchandise – 0.6%
Five Below, Inc. (a)	62,250	$2,689,200

Insurance – 0.8%
Lincoln National Corp.	79,440	$4,100,693

Internet – 2.5%
ChannelAdvisor Corp. (a)	57,780	$2,410,004
LinkedIn Corp., “A” (a)	14,810	3,211,252
Pandora Media, Inc. (a)	52,710	1,402,086
Shutterstock, Inc. (a)	24,840	2,077,369
Twitter, Inc. (a)	22,670	1,442,946
Yelp, Inc. (a)	25,320	1,745,814

		$12,289,471

Leisure & Toys – 0.7%
Brunswick Corp.	78,120	$3,598,207

Machinery & Tools – 4.2%
Flowserve Corp.	30,197	$2,380,430
Joy Global, Inc.	54,010	3,159,045
Polypore International, Inc. (a)	29,530	1,148,717
Roper Industries, Inc.	60,872	8,441,729
WABCO Holdings, Inc. (a)	55,280	5,163,705

		$20,293,626

Major Banks – 0.7%
Morgan Stanley	101,620	$3,186,803

Medical & Health Technology & Services – 4.4%
Advisory Board Co. (a)	62,480	$3,978,102
Catamaran Corp. (a)	52,880	2,510,742
Cerner Corp. (a)	87,060	4,852,724
Covance, Inc. (a)	31,860	2,805,592
Henry Schein, Inc. (a)	61,840	7,065,838

		$21,212,998

Medical Equipment – 3.9%
Cooper Cos., Inc.	29,759	$3,685,355
Endologix, Inc. (a)	107,770	1,879,509
PerkinElmer, Inc.	140,460	5,791,166
Thermo Fisher Scientific, Inc.	69,440	7,732,144

		$19,088,174

Oil Services – 1.8%
Core Laboratories N.V.	16,899	$3,226,864
Dresser-Rand Group, Inc. (a)	39,470	2,353,596
FMC Technologies, Inc. (a)	62,610	3,268,868

		$8,849,328

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – 1.8%
MasterCard, Inc., “A”	10,445	$8,726,380

Pharmaceuticals – 4.6%
Actavis PLC (a)	50,180	$8,430,240
Endo Health Solutions, Inc. (a)	35,960	2,425,862
Perrigo Co. PLC	43,680	6,703,133
Valeant Pharmaceuticals International, Inc. (a)	41,080	4,822,792

		$22,382,027

Pollution Control – 0.6%
Stericycle, Inc. (a)	23,736	$2,757,411

Railroad & Shipping – 1.2%
Kansas City Southern Co.	47,672	$5,903,224

Real Estate – 0.6%
Host Hotels & Resorts, Inc., REIT	140,840	$2,737,930

Restaurants – 1.3%
BJ’s Restaurants, Inc. (a)	32,210	$1,000,443
Chipotle Mexican Grill, Inc., “A” (a)	9,743	5,190,876

		$6,191,319

Specialty Chemicals – 2.2%
Airgas, Inc.	20,810	$2,327,599
FMC Corp.	61,810	4,664,183
W.R. Grace & Co. (a)	38,120	3,768,924

		$10,760,706

Specialty Stores – 6.1%
Advance Auto Parts, Inc.	35,490	$3,928,033
GameStop Corp., “A”	44,240	2,179,262
Monro Muffler Brake, Inc.	48,200	2,716,552
O’Reilly Automotive, Inc. (a)	20,659	2,659,020
PetSmart, Inc.	34,940	2,541,885
Ross Stores, Inc.	101,150	7,579,170
Tiffany & Co.	35,200	3,265,856
Tractor Supply Co.	61,825	4,796,384

		$29,666,162

Telecommunications – Wireless – 2.0%
American Tower Corp., REIT	76,550	$6,110,221
SBA Communications Corp. (a)	40,780	3,663,675

		$9,773,896

Total Common Stocks (Identified Cost, $354,480,099)		$478,401,143

MONEY MARKET FUNDS – 1.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	5,406,640	$5,406,640

Total Investments (Identified Cost, $359,886,739)		$483,807,783

OTHER ASSETS, LESS LIABILITIES – 0.1%		257,666

Net Assets – 100.0%		$484,065,449

8

MFS Mid Cap Growth Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $354,480,099)	$478,401,143
Underlying affiliated funds, at cost and value	5,406,640
Total investments, at value (identified cost, $359,886,739)	$483,807,783
Foreign currency, at value (identified cost, $22)	22
Receivables for
Investments sold	1,234,582
Fund shares sold	8,771
Dividends	117,209
Other assets	3,354
Total assets		$485,171,721
Liabilities
Payable for fund shares reacquired	$1,006,980
Payable to affiliates
Investment adviser	18,959
Shareholder servicing costs	165
Distribution and/or service fees	1,242
Payable for independent Trustees’ compensation	7
Accrued expenses and other liabilities	78,919
Total liabilities		$1,106,272
Net assets		$484,065,449
Net assets consist of
Paid-in capital	$321,566,787
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	123,921,293
Accumulated net realized gain (loss) on investments and foreign currency	38,577,369
Net assets		$484,065,449
Shares of beneficial interest outstanding		54,095,774

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$393,211,880	43,679,603	$9.00
Service Class	90,853,569	10,416,171	8.72

See Notes to Financial Statements

10

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment loss
Income
Dividends	$2,520,575
Interest	42,516
Dividends from underlying affiliated funds	6,020
Foreign taxes withheld	(29,961)
Total investment income		$2,539,150
Expenses
Management fee	$3,477,361
Distribution and/or service fees	207,254
Shareholder servicing costs	18,303
Administrative services fee	67,574
Independent Trustees’ compensation	9,850
Custodian fee	53,078
Shareholder communications	46,917
Audit and tax fees	54,621
Legal fees	4,832
Miscellaneous	23,291
Total expenses		$3,963,081
Fees paid indirectly	(11)
Reduction of expenses by investment adviser	(5,510)
Net expenses		$3,957,560
Net investment loss		$(1,418,410)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$56,141,827
Foreign currency	10,035
Net realized gain (loss) on investments and foreign currency		$56,151,862
Change in unrealized appreciation (depreciation)
Investments	$93,085,479
Translation of assets and liabilities in foreign currencies	185
Net unrealized gain (loss) on investments and foreign currency translation		$93,085,664
Net realized and unrealized gain (loss) on investments and foreign currency		$149,237,526
Change in net assets from operations		$147,819,116

See Notes to Financial Statements

11

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment loss	$(1,418,410)	$(239,624)
Net realized gain (loss) on investments and foreign currency	56,151,862	14,110,638
Net unrealized gain (loss) on investments and foreign currency translation	93,085,664	10,922,534
Change in net assets from operations	$147,819,116	$24,793,548
Distributions declared to shareholders
From net realized gain on investments	$(1,768,591)	$—
Change in net assets from fund share transactions	$(98,252,506)	$296,944,917
Total change in net assets	$47,798,019	$321,738,465
Net assets
At beginning of period	436,267,430	114,528,965
At end of period	$484,065,449	$436,267,430

See Notes to Financial Statements

12

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$6.56	$5.63	$5.99	$4.62		$3.27
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.01)	$(0.03)	$0.00	(w)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	2.49	0.94	(0.33)	1.37		1.36
Total from investment operations	$2.47	$0.93	$(0.36)	$1.37		$1.36
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—		$(0.01)
From net realized gain on investments	(0.03)	—	—	—		—
From tax return of capital	—	—	—	—		(0.00	)(w)
Total distributions declared to shareholders	$(0.03)	$—	$—	$—		$(0.01)
Net asset value, end of period (x)	$9.00	$6.56	$5.63	$5.99		$4.62
Total return (%) (k)(r)(s)(x)	37.72	16.52	(6.01)	29.65		41.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.89	0.88	0.88		0.90
Expenses after expense reductions (f)	0.81	0.89	0.88	0.88		0.90
Net investment income (loss)	(0.26)	(0.10)	(0.44)	0.09		(0.09)
Portfolio turnover	62	65	71	91		114
Net assets at end of period (000 omitted)	$393,212	$359,488	$84,387	$137,567		$107,989

See Notes to Financial Statements

13

MFS Mid Cap Growth Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$6.38	$5.48	$5.84	$4.52	$3.20
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.02)	$(0.04)	$(0.01)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.41	0.92	(0.32)	1.33	1.33
Total from investment operations	$2.37	$0.90	$(0.36)	$1.32	$1.32
Less distributions declared to shareholders
From net realized gain on investments	$(0.03)	$—	$—	$—	$—
Net asset value, end of period (x)	$8.72	$6.38	$5.48	$5.84	$4.52
Total return (%) (k)(r)(s)(x)	37.22	16.42	(6.16)	29.20	41.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.14	1.13	1.13	1.16
Expenses after expense reductions (f)	1.06	1.14	1.13	1.13	1.15
Net investment loss	(0.51)	(0.35)	(0.70)	(0.16)	(0.33)
Portfolio turnover	62	65	71	91	114
Net assets at end of period (000 omitted)	$90,854	$76,779	$30,142	$35,722	$29,524

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Mid Cap Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

15

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$462,219,986	$—	$—	$462,219,986
Canada	7,333,534	—	—	7,333,534
Denmark	—	6,024,311	—	6,024,311
Israel	2,823,312	—	—	2,823,312
Mutual Funds	5,406,640	—	—	5,406,640
Total Investments	$477,783,472	$6,024,311	$—	$483,807,783

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

16

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Long-term capital gains	$1,768,591	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$360,098,748
Gross appreciation	125,463,113
Gross depreciation	(1,754,078)
Net unrealized appreciation (depreciation)	$123,709,035
Undistributed ordinary income	27,831,589
Undistributed long-term capital gains	22,847,655
Capital loss carryforwards	(11,889,866)
Other temporary differences	249

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

17

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/15	$(7,456,146)
12/31/16	(4,433,720)
Total	$(11,889,866)

The availability of $11,889,866 of the capital loss carryforwards, which were acquired on August 17, 2012 in connection with the MFS Mid Cap Growth Portfolio merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$1,438,939	$—
Service Class	329,652	—
Total	$1,768,591	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $4,337, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $17,838, which equated to 0.0038% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $465.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0146% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

18

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,519 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,173, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $284,380,416 and $387,145,474, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,666,825	$12,309,235	959,760	$5,983,020
Service Class	1,304,357	10,038,587	992,068	6,016,557
	2,971,182	$22,347,822	1,951,828	$11,999,577
Shares issued in connection with acquisition of MFS Mid Cap Growth Portfolio
Initial Class			3,130,532	$19,816,269
Service Class			1,761,981	10,836,185
			4,892,513	$30,652,454
Shares issued in connection with acquisition of SC WMC Blue Chip Mid Cap Fund
Initial Class			40,449,941	$260,093,122
Service Class			5,344,503	33,403,141
			45,794,444	$293,496,263
Shares issued to shareholders in reinvestment of distributions
Initial Class	181,914	$1,438,939	—	$—
Service Class	42,979	329,652	—	—
	224,893	$1,768,591	—	$—
Shares reacquired
Initial Class	(12,944,518)	$(100,069,612)	(4,759,917)	$(29,732,542)
Service Class	(2,973,658)	(22,299,307)	(1,559,316)	(9,470,835)
	(15,918,176)	$(122,368,919)	(6,319,233)	$(39,203,377)
Net change
Initial Class	(11,095,779)	$(86,321,438)	39,780,316	$256,159,869
Service Class	(1,626,322)	(11,931,068)	6,539,236	40,785,048
	(12,722,101)	$(98,252,506)	46,319,552	$296,944,917

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 32%, 12%, and 7%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds

19

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $2,268 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,598,892	132,449,323	(128,641,575)	5,406,640

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$6,020	$5,406,640

(8)	Acquisitions

At close of business on August 17, 2012, the fund with net assets of approximately $114,276,515, acquired all of the assets and liabilities of MFS Mid Cap Growth Portfolio, a series of MFS Variable Insurance Trust II. The purpose of the transaction was to provide shareholders of the MFS Mid Cap Growth Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and identical investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 4,892,513 shares of the fund (valued at approximately $30,652,454) for all of the assets and liabilities of MFS Mid Cap Growth Portfolio. MFS Mid Cap Growth Portfolio then distributed the shares of the fund that MFS Mid Cap Growth Portfolio received from the fund to its shareholders. MFS Mid Cap Growth Portfolio’s investments on that date were valued at approximately $30,646,648 with a cost basis of approximately $26,191,922. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Mid Cap Growth Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

At close of business on December 7, 2012, the fund with net assets of approximately $138,538,778, acquired all of the assets and liabilities of SC WMC Blue Chip Mid Cap Fund, a series of Sun Capital Advisers Trust. The purpose of the transaction was to provide shareholders of the SC WMC Blue Chip Mid Cap Fund the opportunity to participate in a larger combined portfolio with a similar investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax free exchange of approximately 45,794,444 shares of the fund (valued at approximately $293,496,263) for all of the assets and liabilities of SC WMC Blue Chip Mid Cap Fund. SC WMC Blue Chip Mid Cap Fund then distributed the shares of the fund that SC WMC Blue Chip Mid Cap Fund received from the fund to its shareholders. SC WMC Blue Chip Mid Cap Fund’s investments on that date were valued at approximately $290,124,383 with a cost basis of approximately $283,276,379. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from SC WMC Blue Chip Mid Cap Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

20

MFS Mid Cap Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Mid Cap Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Series (one of the series comprising MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Series as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

21

MFS Mid Cap Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

22

MFS Mid Cap Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Eric Fischman Paul Gordon

23

MFS Mid Cap Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Mid Cap Growth Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of the MFS Web site (mfs.com).

25

MFS Mid Cap Growth Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,946,000 as capital gain dividends paid during the fiscal year.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2013

MFS® RESEARCH INTERNATIONAL SERIES

MFS® Variable Insurance Trust

VRI-ANN

MFS® RESEARCH INTERNATIONAL SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research International Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Royal Dutch Shell PLC, “A”	3.2%
Nestle S.A.	2.7%
HSBC Holdings PLC	2.6%
Novartis AG	2.3%
Rio Tinto Ltd.	2.3%
Roche Holding AG	2.2%
Sumitomo Mitsui Financial Group, Inc.	2.0%
KDDI Corp.	1.9%
GlaxoSmithKline PLC	1.9%
Honda Motor Co. Ltd.	1.9%

Global equity sectors
Financial Services	25.5%
Capital Goods	23.6%
Energy	10.5%
Health Care	10.1%
Consumer Staples	8.7%
Consumer Cyclicals	7.6%
Technology	7.5%
Telecommunications/Cable Television	5.9%

Issuer country weightings (x)
Japan	20.5%
United Kingdom	18.7%
Switzerland	11.8%
France	10.5%
Germany	6.5%
Hong Kong	4.3%
Netherlands	4.0%
Australia	3.2%
United States	3.1%
Other Countries	17.4%

Currency exposure weightings (y)
Euro	26.0%
Japanese Yen	20.5%
British Pound Sterling	18.7%
Swiss Franc	11.8%
Hong Kong Dollar	5.5%
United States Dollar	3.8%
Australian Dollar	3.2%
Brazilian Real	2.9%
Swedish Krona	2.3%
Other Currencies	5.3%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Research International Series (“fund”) provided a total return of 18.95%, while Service Class shares of the fund provided a total return of 18.66%. These compare with a return of 23.29% over the same period for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014.

Detractors from Performance

Stock selection in the financial services sector detracted from performance relative to the MSCI EAFE Index. Holdings of Thai bank Kasikornbank (b) and diversified bank HDFC Bank (b) (India) hurt relative performance as both stocks lagged the benchmark during the reporting period. The share price of Kasikornbank declined along with the broader Thai stock market after minutes of the Fed meeting raised the possibility of stimulus tapering, which would negatively impact emerging market currencies. The stock price of HDFC Bank was affected by external pressures from India’s central bank tightening access to cash to support the Indian rupee which hit a record low during the last quarter of the year.

Stock selection in the consumer cyclicals sector was another negative factor for relative results. Here, an overweight position in global sourcing and supply chain management company Li & Fung (Hong Kong) weighed on relative performance. Shares of Li & Fung depreciated as the company announced poor earnings attributed to decreased operating income driven by slower-than-expected recovery at its US-based business unit. The company also faced weaker demand in the US during the Christmas holiday season.

Stock selection in the capital goods sector also dampened relative performance. Overweight positions in mining companies Iluka Resources (Australia) and Rio Tinto (Australia) and escalators manufacturer Schindler Holdings (Switzerland), and the fund’s ownership in mining equipment manufacturer Joy Global (b) held back relative returns. Shares of Iluka Resources declined as the company released earnings results that were below consensus estimates as lower total mineral sands production, weaker titanium dioxide prices and lower overall demand hindered revenues. Additionally, the zircon market was subdued during the period from a combination of fragile business confidence levels and seasonality.

Elsewhere, not holding shares of Japanese technology investment firm SoftBank hurt relative results. The stock rose as the company released strong financial results from its Japanese operations and an upward revision to consensus valuation for their 37% stake in Alibaba (China). The fund’s ownership in Brazil-based electric company Energias Do Brasil SA (b) and overweight position in wine and alcoholic beverage producer Pernod Ricard (France) were also among the fund’s top relative detractors.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the health care sector contributed to relative performance. There were no individual securities within this sector that were among the fund’s top relative contributors for the reporting period.

3

MFS Research International Series

Management Review – continued

Stock selection in the telecommunications/cable television sector also aided relative results. Within this sector, an overweight position in Japanese telecommunications company KDDI boosted relative returns. The company’s stock gradually rose during the period. The share price reached its highest level in more than 13 years after the wireless carrier announced that it expects operating earnings to rise more than 10% in the next fiscal year and average revenue per user to increase this year.

Elsewhere, not holding shares of mining giant BHP Billiton (Australia) supported positive performance as the stock lagged the benchmark. Shares of the company came under pressure because of weaker commodity prices and write-downs for nickel and aluminum assets. Top relative contributors in other sectors included overweight positions in casino resorts operator Sands China (Hong Kong), electrical automobile parts manufacturer Denso (Japan), investment firm KBC Groep (Belgium), coffee and hotel operator Whitbread (United Kingdom), banking and financial services firm Sumitomo Mitsui Financial (Japan), advertising and media services company Publicis Groupe (France), internet search provider Yahoo Japan (Japan) and financial services firm ING Groep (Netherlands). Shares of Sands China benefited from consistently strong performance over last twelve months. The company reported profits above expectations, helped by a ramp-up of its new Sands Cotai Central property with increased volume in both VIP and mass market gaming segments. An increase in visitation and progress on building its new resort and selling its retail mall assets further supported results. Shares of Denso appreciated steadily over the period. The stock rose as the company reported robust earnings with increased volumes. The announcement that Denso had developed a common rail system for diesel engines that was capable of the world’s highest injection pressure further supported the company’s standing as a top level global technology developer.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research International Series

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	4/29/05	18.95%	12.40%	6.81%
Service Class	4/29/05	18.66%	12.13%	6.53%

Comparative benchmark
MSCI EAFE Index (f)		23.29%	12.96%	6.57%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research International Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	1.11%	$1,000.00	$1,149.54	$6.01
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65
Service Class	Actual	1.36%	$1,000.00	$1,148.33	$7.36
	Hypothetical (h)	1.36%	$1,000.00	$1,018.35	$6.92

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Research International Series

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.4%
Alcoholic Beverages – 1.8%
Heineken N.V.	11,488	$775,662
Pernod Ricard S.A.	15,656	1,783,558

		$2,559,220

Apparel Manufacturers – 2.1%
Li & Fung Ltd.	1,132,000	$1,462,797
LVMH Moet Hennessy Louis Vuitton S.A.	7,907	1,442,377

		$2,905,174

Automotive – 5.1%
Autoliv, Inc.	13,400	$1,230,120
DENSO Corp.	46,300	2,440,082
Honda Motor Co. Ltd.	63,400	2,606,799
Kia Motors Corp. (a)	17,670	939,297

		$7,216,298

Broadcasting – 1.6%
Nippon Television Holdings, Inc.	46,000	$829,494
Publicis Groupe S.A.	15,643	1,431,300

		$2,260,794

Brokerage & Asset Managers – 0.4%
Computershare Ltd.	52,009	$529,676

Business Services – 3.1%
Cognizant Technology Solutions Corp., “A” (a)	11,730	$1,184,495
Compass Group PLC	58,520	938,052
Experian Group Ltd.	46,489	857,596
Mitsubishi Corp.	39,900	764,204
Nomura Research, Inc.	21,100	664,196

		$4,408,543

Computer Software – 0.5%
Dassault Systems S.A.	5,433	$674,395

Computer Software – Systems – 0.3%
Canon, Inc.	11,400	$360,479

Conglomerates – 0.9%
Hutchison Whampoa Ltd.	96,000	$1,311,365

Consumer Products – 1.0%
Reckitt Benckiser Group PLC	16,937	$1,344,284

Electrical Equipment – 4.0%
Legrand S.A.	8,381	$461,881
Schneider Electric S.A.	28,716	2,504,591
Siemens AG	18,951	2,588,578

		$5,555,050

Electronics – 1.9%
Infineon Technologies AG	77,506	$827,410
MediaTek, Inc.	71,000	1,056,537
Taiwan Semiconductor Manufacturing Co. Ltd.	236,174	836,021

		$2,719,968

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – 2.1%
Cairn Energy PLC (a)	65,219	$291,382
Cenovus Energy, Inc.	20,150	576,663
Galp Energia SGPS S.A., “B”	19,445	318,732
INPEX Corp.	58,200	744,978
Oil Search Ltd.	64,510	467,144
Reliance Industries Ltd.	41,040	593,954

		$2,992,853

Energy – Integrated – 5.0%
BG Group PLC	68,758	$1,477,331
Petroleo Brasileiro S.A., ADR	69,700	960,466
Royal Dutch Shell PLC, “A”	126,384	4,526,847

		$6,964,644

Engineering – Construction – 1.1%
JGC Corp.	38,000	$1,488,463

Food & Beverages – 4.8%
Groupe Danone	31,134	$2,240,919
M. Dias Branco S.A. Industria e Comercio de Alimentos	17,000	720,568
Nestle S.A.	52,394	3,835,355

		$6,796,842

Food & Drug Stores – 0.7%
Sundrug Co. Ltd.	16,700	$746,116
Wumart Stores, Inc., “H”	148,000	240,486

		$986,602

Gaming & Lodging – 0.9%
Paddy Power PLC	154	$13,135
Sands China Ltd.	160,000	1,309,657

		$1,322,792

Health Maintenance Organizations – 0.2%
OdontoPrev S.A.	82,200	$342,493

Insurance – 4.6%
AIA Group Ltd.	404,000	$2,036,699
Delta Lloyd N.V.	24,630	611,258
Hiscox Ltd.	62,136	715,114
ING Groep N.V. (a)	132,125	1,835,819
Sony Financial Holdings, Inc.	30,800	559,787
Zurich Insurance Group AG	2,574	745,899

		$6,504,576

Internet – 0.8%
Yahoo Japan Corp.	190,500	$1,058,233

Machinery & Tools – 3.7%
Atlas Copco AB, “A”	68,124	$1,888,494
Glory Ltd.	29,900	773,692
Joy Global, Inc.	18,820	1,100,782
Schindler Holding AG	10,105	1,487,345

		$5,250,313

7

MFS Research International Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 10.6%
BNP Paribas	30,177	$2,351,795
HSBC Holdings PLC	339,191	3,720,590
Mitsubishi UFJ Financial Group, Inc.	224,800	1,481,447
Royal Bank of Scotland Group PLC (a)	225,317	1,261,497
Standard Chartered PLC	39,273	884,464
Sumitomo Mitsui Financial Group, Inc.	53,900	2,774,077
Westpac Banking Corp.	85,890	2,494,336

		$14,968,206

Medical & Health Technology & Services – 0.2%
Kobayashi Pharmaceutical Co. Ltd.	5,900	$328,867

Medical Equipment – 0.6%
Sonova Holding AG	5,897	$793,274

Metals & Mining – 3.5%
Gerdau S.A., ADR	90,070	$706,149
Iluka Resources Ltd.	124,149	956,659
Rio Tinto Ltd.	56,620	3,196,743

		$4,859,551

Natural Gas – Distribution – 2.5%
China Resources Gas Group Ltd.	174,000	$605,857
GDF SUEZ	49,986	1,175,550
Snam Rete Gas S.p.A.	141,390	790,878
Tokyo Gas Co. Ltd.	195,000	959,168

		$3,531,453

Network & Telecom – 0.9%
Ericsson, Inc., “B”	103,401	$1,261,997

Oil Services – 0.5%
Technip	6,860	$659,290

Other Banks & Diversified Financials – 8.2%
Aeon Credit Service Co. Ltd.	23,000	$615,896
DBS Group Holdings Ltd.	73,000	989,183
Erste Group Bank AG	46,003	1,603,042
HDFC Bank Ltd., ADR	19,050	656,082
Itau Unibanco Holding S.A., ADR	24,697	335,138
Julius Baer Group Ltd.	24,062	1,155,559
Kasikornbank PLC, NVDR	112,500	534,084
KBC Group N.V.	37,328	2,118,274
Sberbank of Russia, ADR	32,107	403,906
UBS AG	118,300	2,243,861
UniCredit S.p.A.	123,661	915,248

		$11,570,273

Pharmaceuticals – 9.1%
Bayer AG	16,023	$2,247,267
GlaxoSmithKline PLC	101,865	2,718,332
Novartis AG	40,230	3,211,004
Roche Holding AG	11,156	3,116,502
Santen Pharmaceutical Co. Ltd.	31,100	1,448,538

		$12,741,643

Real Estate – 1.6%
Deutsche Wohnen AG (a)	27,238	$505,675

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – continued
Mitsubishi Estate Co. Ltd.	59,000	$1,761,988

		$2,267,663

Restaurants – 1.7%
Arcos Dorados Holdings, Inc.	79,270	$960,752
Whitbread PLC	23,228	1,442,800

		$2,403,552

Specialty Chemicals – 4.2%
Akzo Nobel N.V.	30,313	$2,349,467
Chugoku Marine Paints Ltd.	31,000	164,258
JSR Corp.	17,400	336,401
Linde AG	11,311	2,365,979
Symrise AG	13,894	640,318

		$5,856,423

Specialty Stores – 0.6%
Industria de Diseno Textil S.A.	5,069	$835,416

Telecommunications – Wireless – 3.6%
KDDI Corp.	44,400	$2,727,832
Tele2 AB, “B”	7,494	84,880
Vodafone Group PLC	572,257	2,245,881

		$5,058,593

Telephone Services – 2.3%
Bezeq – The Israel Telecommunication Corp. Ltd.	138,280	$234,383
BT Group PLC	97,520	612,682
China Unicom (Hong Kong) Ltd.	530,000	795,611
TDC A.S.	64,719	627,766
Telecom Italia S.p.A. – Savings Shares	582,488	455,956
Telefonica Brasil S.A., ADR	22,640	435,141

		$3,161,539

Tobacco – 1.1%
Japan Tobacco, Inc.	49,000	$1,591,302

Trucking – 1.2%
Yamato Holdings Co. Ltd.	82,200	$1,659,455

Utilities – Electric Power – 0.4%
Energias do Brasil S.A.	129,500	$623,005

Total Common Stocks (Identified Cost, $124,060,220)		$139,724,559

MONEY MARKET FUNDS – 0.9%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,340,796	$1,340,796

Total Investments (Identified Cost, $125,401,016)		$141,065,355

OTHER ASSETS, LESS LIABILITIES – (0.3)%		(466,604)

Net Assets – 100.0%		$140,598,751

8

MFS Research International Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Research International Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $124,060,220)	$139,724,559
Underlying affiliated funds, at cost and value	1,340,796
Total investments, at value (identified cost, $125,401,016)	$141,065,355
Cash	119,109
Foreign currency, at value (identified cost, $136,492)	137,195
Receivables for
Investments sold	174,185
Fund shares sold	68,600
Interest and dividends	216,874
Other assets	1,395
Total assets		$141,782,713
Liabilities
Payables for
Investments purchased	$862,667
Fund shares reacquired	218,689
Payable to affiliates
Investment adviser	6,734
Shareholder servicing costs	179
Distribution and/or service fees	606
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	95,074
Total liabilities		$1,183,962
Net assets		$140,598,751
Net assets consist of
Paid-in capital	$139,507,346
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	15,670,791
Accumulated net realized gain (loss) on investments and foreign currency	(16,761,634)
Undistributed net investment income	2,182,248
Net assets		$140,598,751
Shares of beneficial interest outstanding		9,765,170

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$96,395,640	6,680,137	$14.43
Service Class	44,203,111	3,085,033	14.33

See Notes to Financial Statements

10

MFS Research International Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$4,077,024
Interest	36,467
Dividends from underlying affiliated funds	753
Foreign taxes withheld	(329,468)
Total investment income		$3,784,776
Expenses
Management fee	$1,260,482
Distribution and/or service fees	101,163
Shareholder servicing costs	12,313
Administrative services fee	28,439
Independent Trustees’ compensation	4,514
Custodian fee	105,781
Shareholder communications	35,833
Audit and tax fees	68,429
Legal fees	1,486
Miscellaneous	19,018
Total expenses		$1,637,458
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(1,642)
Net expenses		$1,635,815
Net investment income		$2,148,961
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $25,163 country tax)	$9,893,314
Foreign currency	(76,637)
Net realized gain (loss) on investments and foreign currency		$9,816,677
Change in unrealized appreciation (depreciation)
Investments (net of $33,169 decrease in deferred country tax)	$12,228,975
Translation of assets and liabilities in foreign currencies	6,696
Net unrealized gain (loss) on investments and foreign currency translation		$12,235,671
Net realized and unrealized gain (loss) on investments and foreign currency		$22,052,348
Change in net assets from operations		$24,201,309

See Notes to Financial Statements

11

MFS Research International Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$2,148,961	$2,638,264
Net realized gain (loss) on investments and foreign currency	9,816,677	(145,420)
Net unrealized gain (loss) on investments and foreign currency translation	12,235,671	18,218,742
Change in net assets from operations	$24,201,309	$20,711,586
Distributions declared to shareholders
From net investment income	$(2,603,020)	$(3,113,056)
Change in net assets from fund share transactions	$(20,016,821)	$(2,678,640)
Total change in net assets	$1,581,468	$14,919,890
Net assets
At beginning of period	139,017,283	124,097,393
At end of period (including undistributed net investment income of $2,182,248 and $2,593,637, respectively)	$140,598,751	$139,017,283

See Notes to Financial Statements

12

MFS Research International Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.37	$10.86	$12.44	$11.40	$8.89
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.24	$0.25	$0.18	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	2.10	1.55	(1.59)	1.03	2.51
Total from investment operations	$2.32	$1.79	$(1.34)	$1.21	$2.68
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.28)	$(0.24)	$(0.17)	$(0.17)
Net asset value, end of period (x)	$14.43	$12.37	$10.86	$12.44	$11.40
Total return (%) (k)(r)(s)(x)	18.95	16.70	(10.88)	10.81	30.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.10	1.14	1.15	1.23
Expenses after expense reductions (f)	1.09	1.10	1.10	1.10	1.10
Net investment income	1.61	2.08	2.04	1.60	1.78
Portfolio turnover	35	37	47	61	92
Net assets at end of period (000 omitted)	$96,396	$101,016	$95,151	$145,085	$146,044

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.29	$10.79	$12.35	$11.33	$8.83
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.20	$0.21	$0.14	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	2.09	1.55	(1.56)	1.03	2.49
Total from investment operations	$2.27	$1.75	$(1.35)	$1.17	$2.64
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.21)	$(0.15)	$(0.14)
Net asset value, end of period (x)	$14.33	$12.29	$10.79	$12.35	$11.33
Total return (%) (k)(r)(s)(x)	18.66	16.41	(11.06)	10.48	30.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.35	1.39	1.40	1.49
Expenses after expense reductions (f)	1.34	1.35	1.35	1.35	1.35
Net investment income	1.34	1.78	1.72	1.27	1.56
Portfolio turnover	35	37	47	61	92
Net assets at end of period (000 omitted)	$44,203	$38,001	$28,947	$42,482	$34,215

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Research International Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and

14

MFS Research International Series

Notes to Financial Statements – continued

significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$28,885,752	$—	$—	$28,885,752
United Kingdom	26,233,595	—	—	26,233,595
Switzerland	16,588,799	—	—	16,588,799
France	14,725,655	—	—	14,725,655
Germany	9,175,226	—	—	9,175,226
Hong Kong	—	6,120,518	—	6,120,518
Netherlands	5,572,206	—	—	5,572,206
Australia	1,423,803	3,024,012	—	4,447,815
Brazil	4,122,960	—	—	4,122,960
Other Countries	23,056,422	795,611	—	23,852,033
Mutual Funds	1,340,796	—	—	1,340,796
Total Investments	$131,125,214	$9,940,141	$—	$141,065,355

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $87,590,150 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to

15

MFS Research International Series

Notes to Financial Statements – continued

a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$2,603,020	$3,113,056

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$126,226,699
Gross appreciation	22,368,706
Gross depreciation	(7,530,050)
Net unrealized appreciation (depreciation)	$14,838,656
Undistributed ordinary income	2,186,512
Capital loss carryforwards	(15,935,951)
Other temporary differences	2,188

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MFS Research International Series

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/16	$(10,746,617)
12/31/17	(3,004,405)
12/31/18	(2,184,929)
Total	$(15,935,951)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$1,908,607	$2,394,595
Service Class	694,413	718,461
Total	$2,603,020	$3,113,056

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $1,281, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.10% of average daily net assets for the Initial Class shares and 1.35% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $11,484, which equated to 0.0082% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $829.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services.

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MFS Research International Series

Notes to Financial Statements – continued

The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0203% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $887 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $361, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $48,174,684 and $68,758,869, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	964,575	$12,833,840	978,518	$10,913,908
Service Class	788,219	10,439,021	858,903	9,908,302
	1,752,794	$23,272,861	1,837,421	$20,822,210
Shares issued to shareholders in reinvestment of distributions
Initial Class	143,504	$1,908,607	210,421	$2,394,595
Service Class	52,527	694,413	63,468	718,461
	196,031	$2,603,020	273,889	$3,113,056
Shares reacquired
Initial Class	(2,593,234)	$(34,645,046)	(1,783,237)	$(20,723,000)
Service Class	(847,556)	(11,247,656)	(512,636)	(5,890,906)
	(3,440,790)	$(45,892,702)	(2,295,873)	$(26,613,906)
Net change
Initial Class	(1,485,155)	$(19,902,599)	(594,298)	$(7,414,497)
Service Class	(6,810)	(114,222)	409,735	4,735,857
	(1,491,965)	$(20,016,821)	(184,563)	$(2,678,640)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $656 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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MFS Research International Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	739,736	24,711,406	(24,110,346)	1,340,796

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$753	$1,340,796

19

MFS Research International Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Research International Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Series (one of the series comprising MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Series as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

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MFS Research International Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

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MFS Research International Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

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MFS Research International Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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MFS Research International Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of the MFS Web site (mfs.com).

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MFS Research International Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $3,592,114. The fund intends to pass through foreign tax credits of $291,468 for the fiscal year.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2013

MFS® INVESTORS GROWTH STOCK SERIES

MFS® Variable Insurance Trust

VGS-ANN

MFS® INVESTORS GROWTH STOCK SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Growth Stock Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Investors Growth Stock Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Google, Inc., “A”	4.5%
Accenture PLC, “A”	4.0%
Visa, Inc., “A”	3.5%
Danaher Corp.	3.4%
Colgate-Palmolive Co.	3.1%
United Technologies Corp.	3.0%
Thermo Fisher Scientific, Inc.	2.9%
Oracle Corp.	2.8%
EMC Corp.	2.6%
Express Scripts Holding Co.	2.5%

Equity sectors
Technology	16.5%
Health Care	15.6%
Industrial Goods & Services	13.7%
Consumer Staples	12.9%
Financial Services	8.6%
Leisure	8.5%
Retailing	7.6%
Special Products & Services	5.6%
Energy	3.2%
Basic Materials	3.1%
Transportation	2.7%
Autos & Housing	1.6%

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Growth Stock Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Investors Growth Stock Series (“fund”) provided a total return of 30.29%, while Service Class shares of the fund provided a total return of 30.05%. These compare with a return of 33.48% over the same period for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

Stock selection in the health care, transportation, and retailing sectors detracted from the fund’s performance relative to the Russell 1000 Growth Index. Within the health care sector, not holding shares of strong-performing biopharmaceutical company Gilead Sciences and medical research company Celgene dampened relative performance. Within transportation, an overweight position in logistics company Expeditors International of Washington hindered relative performance. Holdings of poor-performing luxury goods retailer LVMH (b) was a top relative detractor within the retailing sector. Shares of biotechnology company Gilead Sciences appreciated steadily because of success in its newly launched single tablet regimens for HIV, Complera and Stribild. The market reacted positively to the prospects for Gilead’s Hepatitis C Virus treatment, Sobosfuvir, after the U.S. Food and Drug Administration (FDA) voted unanimously that the available data supported approval of its treatment of chronic hepatitis C in adult patients with genotype 2 and 3 infection. Shares of LVMH came under pressure from weakening demand in its fashion and leather goods segment and a price increase in Japan.

Other individual stocks that detracted from relative performance included an overweight position in data storage systems provider EMC, and holdings of French alcoholic beverage company Pernod Ricard (b), food company Danone (b), and semiconductor firm Taiwan Semiconductor (b) (Taiwan). Not holding shares of stand-out-performing social networking company Facebook and airline manufacturer Boeing also dampened relative performance as both stocks outperformed the benchmark during the reporting period. Shares of Pernod Ricard declined as the company blamed a slowdown in emerging markets for a drop in sales, adding to concerns that China’s measures to crack down on corruption was negatively impacting spirits makers in the near term.

Contributors to Performance

Stock selection in the financial services sector contributed to the fund’s relative performance. An overweight position in strong-performing global payments technology company Visa bolstered relative performance. Additionally, the fund’s avoidance of the poor-performing utilities & communications sector helped relative performance as this sector lagged the benchmark during the reporting period. Shares of Visa rose late in the reporting period as the company realized increased revenue. The rise was primarily driven by lower marketing expenses and better-than-expected operating margins, partially offset by lower net revenues triggered by lower data processing fees and higher incentives.

An underweight position in the technology sector aided relative performance. Here, underweight positions in poor-performing technology companies Apple and International Business Machines (IBM) helped relative results as both stocks turned in weak performance during the reporting period. Shares of IBM declined steadily throughout the reporting period due to soft demand in emerging markets, primarily China. The fund’s overweight position in online search engine Google was another area of relative strength for the fund.

3

MFS Investors Growth Stock Series

Management Review – continued

Elsewhere, holdings of medical device company Thermo Fisher Scientific (b), industrial firm Johnson Controls (b), and overweight positions in entertainment company Walt Disney and diversified health care company CVS Caremark, supported relative performance. Not holding weak-performing tobacco company Philip Morris and beverage company Coca-Cola also helped. Shares of Thermo Fisher Scientific rose late in the reporting period as the company reported strong earnings results that beat market expectations. Robust growth came despite an operating margin headwind from the medical device tax and a negative foreign exchange impact as well as the suspension of the company’s stock buybacks. Additionally, the merger agreement with LIFE Technologies that is expected to be finalized in early 2014 strengthened the company’s outlook.

Respectfully,

Jeffrey Constantino

Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Growth Stock Series

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/03/99	30.29%	19.20%	7.58%
Service Class	5/01/00	30.05%	18.90%	7.32%

Comparative benchmark
Russell 1000 Growth Index (f)		33.48%	20.39%	7.83%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Growth Stock Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.82%	$1,000.00	$1,177.54	$4.50
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
Service Class	Actual	1.07%	$1,000.00	$1,176.30	$5.87
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Investors Growth Stock Series

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.6%
Aerospace – 4.1%
Precision Castparts Corp.	18,348	$4,941,115
United Technologies Corp.	112,690	12,824,122

		$17,765,237

Alcoholic Beverages – 2.2%
Beam, Inc.	30,830	$2,098,290
Pernod Ricard S.A.	62,395	7,108,142

		$9,206,432

Apparel Manufacturers – 3.8%
LVMH Moet Hennessy Louis Vuitton S.A.	51,845	$9,457,448
NIKE, Inc., “B”	59,680	4,693,235
VF Corp.	35,820	2,233,019

		$16,383,702

Automotive – 1.1%
Johnson Controls, Inc.	87,710	$4,499,523

Broadcasting – 6.7%
Discovery Communications, Inc., “A” (a)	36,830	$3,330,169
Omnicom Group, Inc.	48,970	3,641,899
Time Warner, Inc.	117,550	8,195,586
Viacom, Inc., “B”	36,280	3,168,695
Walt Disney Co.	137,980	10,541,672

		$28,878,021

Brokerage & Asset Managers – 3.4%
Charles Schwab Corp.	110,810	$2,881,060
CME Group, Inc.	29,410	2,307,509
Franklin Resources, Inc.	161,228	9,307,692

		$14,496,261

Business Services – 5.6%
Accenture PLC, “A”	209,720	$17,243,178
Cognizant Technology Solutions Corp., “A” (a)	43,140	4,356,277
MSCI, Inc., “A” (a)	54,540	2,384,489

		$23,983,944

Chemicals – 0.9%
Monsanto Co.	33,017	$3,848,131

Computer Software – 3.2%
Autodesk, Inc. (a)	36,610	$1,842,581
Oracle Corp.	313,770	12,004,840

		$13,847,421

Computer Software – Systems – 4.8%
Apple, Inc.	7,704	$4,322,791
EMC Corp.	443,170	11,145,726
International Business Machines Corp.	26,335	4,939,656

		$20,408,173

Construction – 0.6%
Sherwin-Williams Co.	13,455	$2,468,993

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 6.1%
Church & Dwight Co., Inc.	40,340	$2,673,735
Colgate-Palmolive Co.	201,971	13,170,529
Procter & Gamble Co.	128,533	10,463,872

		$26,308,136

Electrical Equipment – 9.5%
Amphenol Corp., “A”	35,080	$3,128,434
Danaher Corp.	186,360	14,386,992
Mettler-Toledo International, Inc. (a)	25,145	6,099,926
Sensata Technologies Holding B.V. (a)	247,310	9,588,209
W.W. Grainger, Inc.	29,330	7,491,469

		$40,695,030

Electronics – 3.2%
Microchip Technology, Inc.	188,110	$8,417,923
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	307,976	5,371,101

		$13,789,024

Energy – Independent – 0.8%
Occidental Petroleum Corp.	37,820	$3,596,682

Food & Beverages – 4.6%
Groupe Danone	115,693	$8,327,188
Mead Johnson Nutrition Co., “A”	87,020	7,288,795
PepsiCo, Inc.	51,020	4,231,599

		$19,847,582

Food & Drug Stores – 2.4%
CVS Caremark Corp.	141,273	$10,110,909

General Merchandise – 0.6%
Target Corp.	39,870	$2,522,575

Internet – 5.3%
eBay, Inc. (a)	60,740	$3,334,019
Google, Inc., “A” (a)	17,235	19,315,437

		$22,649,456

Medical & Health Technology & Services – 3.0%
Express Scripts Holding Co. (a)	154,366	$10,842,668
Patterson Cos., Inc.	48,490	1,997,788

		$12,840,456

Medical Equipment – 8.5%
Abbott Laboratories	147,710	$5,661,724
DENTSPLY International, Inc.	187,210	9,075,941
St. Jude Medical, Inc.	51,360	3,181,752
Thermo Fisher Scientific, Inc.	112,900	12,571,415
Waters Corp. (a)	57,790	5,779,000

		$36,269,832

Metals & Mining – 0.5%
Rio Tinto Ltd.	36,340	$2,051,742

7

MFS Investors Growth Stock Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – 2.4%
Schlumberger Ltd.	113,650	$10,241,002

Other Banks & Diversified Financials – 5.2%
MasterCard, Inc., “A”	8,781	$7,336,174
Visa, Inc., “A”	66,858	14,887,939

		$22,224,113

Pharmaceuticals – 4.1%
Allergan, Inc.	26,465	$2,939,732
Johnson & Johnson	70,840	6,488,236
Zoetis, Inc.	247,500	8,090,775

		$17,518,743

Railroad & Shipping – 1.2%
Kuehne & Nagel, Inc. AG	38,800	$5,093,302

Restaurants – 1.7%
McDonald’s Corp.	76,407	$7,413,771

Specialty Chemicals – 1.8%
Praxair, Inc.	58,579	$7,617,027

Specialty Stores – 0.8%
Industria de Diseno Textil S.A.	20,426	$3,366,384

Trucking – 1.5%
Expeditors International of Washington, Inc.	143,580	$6,353,415

Total Common Stocks (Identified Cost, $283,942,205)		$426,295,019

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 0.3%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,053,575	$1,053,575

Total Investments (Identified Cost, $284,995,780)		$427,348,594

OTHER ASSETS, LESS LIABILITIES – 0.1%		459,016

Net Assets – 100.0%		$427,807,610

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $283,942,205)	$426,295,019
Underlying affiliated funds, at cost and value	1,053,575
Total investments, at value (identified cost, $284,995,780)	$427,348,594
Cash	72
Receivables for
Investments sold	188,333
Fund shares sold	378,478
Dividends	477,080
Other assets	3,188
Total assets		$428,395,745
Liabilities
Payable for fund shares reacquired	$486,417
Payable to affiliates
Investment adviser	16,807
Shareholder servicing costs	278
Distribution and/or service fees	4,856
Payable for independent Trustees’ compensation	21
Accrued expenses and other liabilities	79,756
Total liabilities		$588,135
Net assets		$427,807,610
Net assets consist of
Paid-in capital	$262,922,151
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	142,354,781
Accumulated net realized gain (loss) on investments and foreign currency	21,295,078
Undistributed net investment income	1,235,600
Net assets		$427,807,610
Shares of beneficial interest outstanding		28,489,929

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$71,949,263	4,695,585	$15.32
Service Class	355,858,347	23,794,344	14.96

See Notes to Financial Statements

9

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$5,303,511
Interest	7,160
Dividends from underlying affiliated funds	4,188
Foreign taxes withheld	(125,604)
Total investment income		$5,189,255
Expenses
Management fee	$2,893,639
Distribution and/or service fees	783,948
Shareholder servicing costs	30,777
Administrative services fee	58,183
Independent Trustees’ compensation	9,377
Custodian fee	47,901
Shareholder communications	51,701
Audit and tax fees	54,646
Legal fees	4,016
Miscellaneous	18,759
Total expenses		$3,952,947
Reduction of expenses by investment adviser	(4,674)
Net expenses		$3,948,273
Net investment income		$1,240,982
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$21,772,828
Foreign currency	(4,129)
Net realized gain (loss) on investments and foreign currency		$21,768,699
Change in unrealized appreciation (depreciation)
Investments	$78,296,532
Translation of assets and liabilities in foreign currencies	1,808
Net unrealized gain (loss) on investments and foreign currency translation		$78,298,340
Net realized and unrealized gain (loss) on investments and foreign currency		$100,067,039
Change in net assets from operations		$101,308,021

See Notes to Financial Statements

10

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$1,240,982	$1,774,566
Net realized gain (loss) on investments and foreign currency	21,768,699	12,257,001
Net unrealized gain (loss) on investments and foreign currency translation	78,298,340	39,358,918
Change in net assets from operations	$101,308,021	$53,390,485
Distributions declared to shareholders
From net investment income	$(1,774,121)	$(942,129)
From net realized gain on investments	(12,243,874)	(16,768,960)
Total distributions declared to shareholders	$(14,017,995)	$(17,711,089)
Change in net assets from fund share transactions	$(4,654,343)	$(19,701,316)
Total change in net assets	$82,635,683	$15,978,080
Net assets
At beginning of period	345,171,927	329,193,847
At end of period (including undistributed net investment income of $1,235,600 and $1,772,868, respectively)	$427,807,610	$345,171,927

See Notes to Financial Statements

11

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.21	$11.01	$11.01	$9.83	$7.10
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.08	$0.05	$0.05	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	3.57	1.77	0.01	1.17	2.74
Total from investment operations	$3.64	$1.85	$0.06	$1.22	$2.79
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.06)	$(0.06)	$(0.04)	$(0.06)
From net realized gain on investments	(0.44)	(0.59)	—	—	—
Total distributions declared to shareholders	$(0.53)	$(0.65)	$(0.06)	$(0.04)	$(0.06)
Net asset value, end of period (x)	$15.32	$12.21	$11.01	$11.01	$9.83
Total return (%) (k)(r)(s)(x)	30.29	16.97	0.58	12.47	39.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.82	0.88	0.86
Expenses after expense reductions (f)	0.82	0.83	0.82	0.88	0.86
Net investment income	0.52	0.70	0.46	0.49	0.63
Portfolio turnover	26	30	28	44	50
Net assets at end of period (000 omitted)	$71,949	$71,432	$77,136	$83,355	$93,011

See Notes to Financial Statements

12

MFS Investors Growth Stock Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.93	$10.77	$10.76	$9.62	$6.95
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.05	$0.02	$0.02	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	3.49	1.73	0.02	1.15	2.68
Total from investment operations	$3.53	$1.78	$0.04	$1.17	$2.71
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.03)	$(0.03)	$(0.03)	$(0.04)
From net realized gain on investments	(0.44)	(0.59)	—	—	—
Total distributions declared to shareholders	$(0.50)	$(0.62)	$(0.03)	$(0.03)	$(0.04)
Net asset value, end of period (x)	$14.96	$11.93	$10.77	$10.76	$9.62
Total return (%) (k)(r)(s)(x)	30.05	16.68	0.37	12.15	39.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.08	1.07	1.12	1.11
Expenses after expense reductions (f)	1.07	1.08	1.07	1.12	1.11
Net investment income	0.28	0.46	0.21	0.23	0.38
Portfolio turnover	26	30	28	44	50
Net assets at end of period (000 omitted)	$355,858	$273,740	$252,058	$276,777	$406,039

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Investors Growth Stock Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Growth Stock Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

14

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$426,295,019	$—	$—	$426,295,019
Mutual Funds	1,053,575	—	—	1,053,575
Total Investments	$427,348,594	$—	$—	$427,348,594

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $28,296,064 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

15

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2013, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$4,015,558	$3,580,811
Long-term capital gains	10,002,437	14,130,278
Total distributions	$14,017,995	$17,711,089

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$285,400,815
Gross appreciation	142,338,439
Gross depreciation	(390,660)
Net unrealized appreciation (depreciation)	$141,947,779
Undistributed ordinary income	4,819,925
Undistributed long-term capital gain	18,116,410
Other temporary differences	1,345

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$433,291	$343,877	$2,167,446	$3,585,439
Service Class	1,340,830	598,252	10,076,428	13,183,521
Total	$1,774,121	$942,129	$12,243,874	$16,768,960

16

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $3,720, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $29,933, which equated to 0.0077% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $844.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0151% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,357 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $954, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $100,575,508 and $114,786,363, respectively.

17

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	431,037	$5,859,312	828,069	$9,940,364
Service Class	3,575,827	48,248,899	1,972,214	22,952,516
	4,006,864	$54,108,211	2,800,283	$32,892,880
Shares issued to shareholders in reinvestment of distributions
Initial Class	190,809	$2,600,737	333,842	$3,929,316
Service Class	857,152	11,417,258	1,196,334	13,781,773
	1,047,961	$14,017,995	1,530,176	$17,711,089
Shares reacquired
Initial Class	(1,778,258)	$(24,350,702)	(2,315,460)	$(27,950,049)
Service Class	(3,586,321)	(48,429,847)	(3,617,367)	(42,355,236)
	(5,364,579)	$(72,780,549)	(5,932,827)	$(70,305,285)
Net change
Initial Class	(1,156,412)	$(15,890,653)	(1,153,549)	$(14,080,369)
Service Class	846,658	11,236,310	(448,819)	(5,620,947)
	(309,754)	$(4,654,343)	(1,602,368)	$(19,701,316)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $1,750 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,494,232	45,968,839	(49,409,496)	1,053,575

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,188	$1,053,575

18

MFS Investors Growth Stock Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Growth Stock Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Growth Stock Series (one of the series comprising MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Growth Stock Series as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

19

MFS Investors Growth Stock Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

20

MFS Investors Growth Stock Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Jeffrey Constantino

21

MFS Investors Growth Stock Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

22

MFS Investors Growth Stock Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of the MFS Web site (mfs.com).

23

MFS Investors Growth Stock Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $11,003,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2013

MFS® GLOBAL EQUITY SERIES

MFS® Variable Insurance Trust

VGE-ANN

MFS® GLOBAL EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Equity Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Equity Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Walt Disney Co.	3.2%
Linde AG	2.9%
Nestle S.A.	2.6%
Reckitt Benckiser Group PLC	2.5%
Honeywell International, Inc.	2.4%
Thermo Fisher Scientific, Inc.	2.4%
Bayer AG	2.4%
Diageo PLC	2.3%
Visa, Inc., “A”	2.2%
State Street Corp.	2.1%

Equity sectors
Consumer Staples	17.4%
Financial Services	16.5%
Health Care	12.8%
Leisure	10.5%
Industrial Goods & Services	8.8%
Basic Materials	7.9%
Retailing	6.5%
Technology	6.1%
Special Products & Services	4.5%
Transportation	3.7%
Energy	3.3%
Autos & Housing	1.0%

Issuer country weightings (x)
United States	51.9%
United Kingdom	10.1%
Switzerland	8.4%
Germany	8.3%
France	7.9%
Netherlands	3.2%
Japan	2.0%
Canada	1.8%
Sweden	1.0%
Other Countries	5.4%

Currency exposure weightings (y)
United States Dollar	54.2%
Euro	20.4%
British Pound Sterling	10.1%
Swiss Franc	8.4%
Japanese Yen	2.0%
Swedish Krona	1.0%
Danish Krone	1.0%
South Korean Won	0.7%
Brazilian Real	0.7%
Other Currencies	1.5%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Global Equity Series (“fund”) provided a total return of 27.81%, while Service Class shares of the fund provided a total return of 27.52%. These compare with a return of 27.37% over the same period for the fund’s benchmark, the MSCI World Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014.

Contributors to Performance

Stock selection in the basic materials sector contributed to performance relative to the MSCI World Index. An overweight position in diversified technology company 3M aided relative results as the stock significantly outpaced the benchmark during the reporting period. Shares of 3M benefited from management’s announcement of more aggressive capital deployment actions, an increase in its dividend payment and an increase to its share repurchase program for 2014.

Stock selection in the health care sector was an additional positive factor for relative returns. Overweight positions in strong-performing life sciences supply company Thermo Fisher Scientific, cardiovascular medical device maker St. Jude Medical and German healthcare products maker Bayer boosted relative returns. Shares of Thermo Fisher Scientific rose late in the reporting period as the company reported strong earnings results that beat market expectations. Pharma and biotech end markets performed well with high single-digit growth. Robust growth came despite an operating margin headwind from the medical device tax and a negative foreign exchange impact as well as the suspension of stock buybacks. The merger agreement with LIFE Technologies that is expected to be finalized in early 2014 also strengthened the company’s outlook.

An overweight position in the leisure sector further supported relative performance. The fund’s overweight positions in media conglomerate Walt Disney and advertising and marketing firm WPP Group (United Kingdom) benefited relative results. While cable network earnings were below expectations, shares of Walt Disney appreciated as both its parks and film segments had strong showings and appeared to have bolstered investor sentiment during the period. Additionally, the stock continued to benefit from a strong growth outlook across Disney’s cable, media networks, theme parks and film businesses.

Stocks in other sectors that bolstered relative results included overweight positions in custody bank State Street, building and airplane controls manufacturer Honeywell International and global payments technology company Visa. Not owning shares of computer and personal electronics maker Apple also contributed to relative results as the stock lagged the benchmark.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Detractors from Performance

Stock selection and an overweight position in the consumer staples sector held back relative performance. Overweight positions in Dutch brewer Heineken and wine and alcoholic beverage producer Pernod Ricard (France) hindered relative results as both stocks lagged the benchmark during the reporting period. Shares of Heineken declined after the company reported poor results due, in part, to weaker-than-anticipated volumes, particularly in central and eastern Europe, which were hurt by bad weather and crackdowns on beer advertising in Russia. Additionally, management revised down its full year revenue forecast citing weak results, challenging conditions in austerity-affected European markets, and inflationary pressures in Nigeria.

3

MFS Global Equity Series

Management Review – continued

Stock selection in the technology sector further weighed on relative performance. Holdings of microchip and electronics manufacturer Samsung Electronics (b) (South Korea) and an overweight position in digital cameras and office equipment manufacturer Canon (Japan) were among the fund’s top relative detractors. Shares of Canon fell as the company reported results below consensus estimates driven by lower operating profits in the imaging business and a steeper decline than anticipated in D-SLR volumes. Management also lowered operating profit guidance for the fiscal year which further weighed on results.

Elsewhere, an overweight position in oil and gas turnkey contractor Saipem (Italy), banking group Standard Chartered (United Kingdom) and luxury goods company LVMH Moet Hennessy Louis Vuitton (France) hurt relative performance. Shares of LVMH Moet Hennessy Louis Vuitton depreciated as the company reported weaker-than-expected organic sales growth in the company’s fashion and leather goods unit. General concerns over weaker demand in China also negatively impacted the stock’s performance. Holdings of banking firms Itau Unibanco Holding (b) (Brazil) and ICICI Bank (b) (India) also dampened relative performance.

The fund’s cash and/or cash equivalents position during the period held back relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

David Mannheim	Roger Morley
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/03/99	27.81%	17.47%	9.87%
Service Class	5/01/00	27.52%	17.20%	9.51%

Comparative benchmark
MSCI World Index (f)		27.37%	15.68%	7.56%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	1.15%	$1,000.00	$1,171.37	$6.29
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
Service Class	Actual	1.40%	$1,000.00	$1,170.53	$7.66
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Global Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.0%
Aerospace – 5.0%
Honeywell International, Inc.	16,040	$1,465,575
MTU Aero Engines Holding AG	3,670	360,435
United Technologies Corp.	10,630	1,209,694

		$3,035,704

Alcoholic Beverages – 6.5%
Carlsberg A.S., “B”	5,450	$605,450
Diageo PLC	42,648	1,412,459
Heineken N.V.	16,877	1,139,524
Pernod Ricard S.A.	7,030	800,869

		$3,958,302

Apparel Manufacturers – 3.8%
Burberry Group PLC	12,605	$316,438
Compagnie Financiere Richemont S.A.	7,528	749,382
LVMH Moet Hennessy Louis Vuitton S.A.	5,587	1,019,168
NIKE, Inc., “B”	2,970	233,561

		$2,318,549

Automotive – 1.0%
Delphi Automotive PLC	7,830	$470,818
Harley-Davidson, Inc.	1,990	137,788

		$608,606

Broadcasting – 7.7%
Omnicom Group, Inc.	8,340	$620,246
Time Warner, Inc.	14,590	1,017,215
Viacom, Inc., “B”	2,820	246,299
Walt Disney Co.	25,220	1,926,808
WPP PLC	38,028	869,020

		$4,679,588

Brokerage & Asset Managers – 1.7%
Deutsche Boerse AG	4,775	$395,452
Franklin Resources, Inc.	10,790	622,907

		$1,018,359

Business Services – 4.5%
Accenture PLC, “A”	15,290	$1,257,144
Adecco S.A.	5,250	415,504
Brenntag AG	1,651	306,055
Compass Group PLC	48,620	779,359

		$2,758,062

Cable TV – 1.3%
British Sky Broadcasting Group PLC	20,600	$287,910
Time Warner Cable, Inc.	3,510	475,605

		$763,515

Chemicals – 2.0%
3M Co.	8,600	$1,206,150

Computer Software – 2.4%
Check Point Software Technologies Ltd. (a)	3,820	$246,466
Dassault Systems S.A.	1,007	124,998

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
Oracle Corp.	29,300	$1,121,018

		$1,492,482

Computer Software – Systems – 0.3%
Canon, Inc.	6,900	$218,184

Consumer Products – 6.1%
Colgate-Palmolive Co.	12,907	$841,665
International Flavors & Fragrances, Inc.	6,650	571,767
Procter & Gamble Co.	2,553	207,840
Reckitt Benckiser Group PLC	19,001	1,508,103
Svenska Cellulosa Aktiebolaget	20,046	617,102

		$3,746,477

Electrical Equipment – 3.8%
Amphenol Corp., “A”	6,210	$553,808
Legrand S.A.	13,408	738,922
Rockwell Automation, Inc.	1,390	164,242
Schneider Electric S.A.	10,158	885,974

		$2,342,946

Electronics – 2.7%
Altera Corp.	8,260	$268,698
Hoya Corp.	19,800	549,384
Microchip Technology, Inc.	9,300	416,175
Samsung Electronics Co. Ltd.	344	447,215

		$1,681,472

Energy – Independent – 0.4%
INPEX Corp.	21,200	$271,366

Food & Beverages – 4.8%
Dr Pepper Snapple Group, Inc.	7,570	$368,810
Groupe Danone	13,070	940,734
Nestle S.A.	21,832	1,598,150

		$2,907,694

Food & Drug Stores – 0.5%
Lawson, Inc.	2,500	$186,829
Walgreen Co.	1,950	112,008

		$298,837

Gaming & Lodging – 0.4%
William Hill PLC	34,648	$230,592

General Merchandise – 0.7%
Target Corp.	6,400	$404,928

Insurance – 0.5%
Swiss Re Ltd.	3,651	$335,816

Major Banks – 6.0%
Bank of New York Mellon Corp.	28,740	$1,004,176
Goldman Sachs Group, Inc.	3,849	682,274
Standard Chartered PLC	30,575	688,577

7

MFS Global Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
State Street Corp.	17,510	$1,285,059

		$3,660,086

Medical Equipment – 7.8%
DENTSPLY International, Inc.	9,990	$484,315
Medtronic, Inc.	12,670	727,131
Sonova Holding AG	3,014	405,448
St. Jude Medical, Inc.	16,520	1,023,414
Stryker Corp.	1,630	122,478
Thermo Fisher Scientific, Inc.	13,120	1,460,912
Waters Corp. (a)	5,280	528,000

		$4,751,698

Network & Telecom – 0.6%
Cisco Systems, Inc.	15,690	$352,241

Oil Services – 2.8%
National Oilwell Varco, Inc.	7,290	$579,774
Saipem S.p.A.	11,360	243,171
Schlumberger Ltd.	10,070	907,408

		$1,730,353

Other Banks & Diversified Financials – 8.3%
American Express Co.	10,070	$913,651
Credicorp Ltd.	924	122,643
Erste Group Bank AG	9,389	327,173
Grupo Financiero Banorte S.A. de C.V.	29,100	203,621
ICICI Bank Ltd.	16,903	300,253
Itau Unibanco Holding S.A., ADR	30,121	408,742
Julius Baer Group Ltd.	9,294	446,337
Kasikornbank Co. Ltd.	21,000	101,293
Komercni Banka A.S.	586	130,816
Sberbank of Russia, ADR	14,622	183,945
UBS AG	32,691	620,068
Visa, Inc., “A”	5,976	1,330,736

		$5,089,278

Pharmaceuticals – 5.0%
Bayer AG	10,409	$1,459,889
Johnson & Johnson	4,350	398,417
Merck KGaA	4,161	745,588
Roche Holding AG	1,574	439,707

		$3,043,601

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Railroad & Shipping – 2.0%
Canadian National Railway Co.	18,888	$1,076,994
Kuehne & Nagel, Inc. AG	910	119,456

		$1,196,450

Restaurants – 1.2%
McDonald’s Corp.	6,343	$615,461
Whitbread PLC	1,492	92,675

		$708,136

Specialty Chemicals – 5.9%
Akzo Nobel N.V.	10,681	$827,851
L’Air Liquide S.A.	2,300	325,268
Linde AG	8,527	1,783,636
Praxair, Inc.	5,360	696,961

		$3,633,716

Specialty Stores – 1.6%
AutoZone, Inc. (a)	1,038	$496,102
Sally Beauty Holdings, Inc. (a)	15,590	471,286

		$967,388

Trucking – 1.7%
United Parcel Service, Inc., “B”	9,950	$1,045,546

Total Common Stocks (Identified Cost, $38,906,173)		$60,456,122

MONEY MARKET FUNDS – 0.3%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	168,568	$168,568

Total Investments (Identified Cost, $39,074,741)		$60,624,690

OTHER ASSETS, LESS LIABILITIES – 0.7%		467,645

Net Assets – 100.0%		$61,092,335

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $38,906,173)	$60,456,122
Underlying affiliated funds, at cost and value	168,568
Total investments, at value (identified cost, $39,074,741)	$60,624,690
Cash	3,278
Foreign currency, at value (identified cost, $874)	875
Receivables for
Investments sold	522,832
Fund shares sold	30,220
Interest and dividends	90,453
Receivable from investment adviser	2,629
Other assets	750
Total assets		$61,275,727
Liabilities
Payables for
Investments purchased	$52,300
Fund shares reacquired	77,072
Payable to affiliates
Shareholder servicing costs	101
Distribution and/or service fees	96
Payable for independent Trustees’ compensation	5
Deferred country tax expense payable	439
Accrued expenses and other liabilities	53,379
Total liabilities		$183,392
Net assets		$61,092,335
Net assets consist of
Paid-in capital	$38,895,324
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $439 deferred country tax)	21,550,665
Accumulated net realized gain (loss) on investments and foreign currency	223,238
Undistributed net investment income	423,108
Net assets		$61,092,335
Shares of beneficial interest outstanding		3,186,163

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$54,074,764	2,818,773	$19.18
Service Class	7,017,571	367,390	19.10

See Notes to Financial Statements

9

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$1,131,167
Interest	4,326
Dividends from underlying affiliated funds	786
Foreign taxes withheld	(63,943)
Total investment income		$1,072,336
Expenses
Management fee	$545,398
Distribution and/or service fees	14,401
Shareholder servicing costs	9,694
Administrative services fee	18,063
Independent Trustees’ compensation	1,268
Custodian fee	46,511
Shareholder communications	21,524
Audit and tax fees	57,272
Legal fees	538
Miscellaneous	13,779
Total expenses		$728,448
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(85,988)
Net expenses		$642,458
Net investment income		$429,878
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$780,963
Foreign currency	(5,545)
Net realized gain (loss) on investments and foreign currency		$775,418
Change in unrealized appreciation (depreciation)
Investments (net of $5,028 decrease in deferred country tax)	$11,939,807
Translation of assets and liabilities in foreign currencies	812
Net unrealized gain (loss) on investments and foreign currency translation		$11,940,619
Net realized and unrealized gain (loss) on investments and foreign currency		$12,716,037
Change in net assets from operations		$13,145,915

See Notes to Financial Statements

10

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$429,878	$476,137
Net realized gain (loss) on investments and foreign currency	775,418	(421,727)
Net unrealized gain (loss) on investments and foreign currency translation	11,940,619	8,638,309
Change in net assets from operations	$13,145,915	$8,692,719
Distributions declared to shareholders
From net investment income	$(472,008)	$(445,012)
From net realized gain on investments	—	(927,407)
Total distributions declared to shareholders	$(472,008)	$(1,372,419)
Change in net assets from fund share transactions	$2,994,644	$37,085
Total change in net assets	$15,668,551	$7,357,385
Net assets
At beginning of period	45,423,784	38,066,399
At end of period (including undistributed net investment income of $423,108 and $469,437, respectively)	$61,092,335	$45,423,784

See Notes to Financial Statements

11

MFS Global Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.14	$12.71	$13.40	$12.04	$9.36
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.16	$0.14	$0.11	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	4.05	2.76	(0.72)	1.37	2.78
Total from investment operations	$4.19	$2.92	$(0.58)	$1.48	$2.90
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.16)	$(0.11)	$(0.12)	$(0.22)
From net realized gain on investments	—	(0.33)	—	—	—
Total distributions declared to shareholders	$(0.15)	$(0.49)	$(0.11)	$(0.12)	$(0.22)
Net asset value, end of period (x)	$19.18	$15.14	$12.71	$13.40	$12.04
Total return (%) (k)(r)(s)(x)	27.81	23.34	(4.32)	12.36	31.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.30	1.40	1.38	1.52
Expenses after expense reductions (f)	1.15	1.15	1.15	1.15	1.15
Net investment income	0.82	1.15	1.08	0.88	1.18
Portfolio turnover	25	21	15	18	23
Net assets at end of period (000 omitted)	$54,075	$41,297	$35,426	$39,966	$39,418

See Notes to Financial Statements

12

MFS Global Equity Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.09	$12.68	$13.37	$12.03	$9.35
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.12	$0.11	$0.08	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	4.05	2.75	(0.71)	1.36	2.81
Total from investment operations	$4.14	$2.87	$(0.60)	$1.44	$2.89
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.13)	$(0.09)	$(0.10)	$(0.21)
From net realized gain on investments	—	(0.33)	—	—	—
Total distributions declared to shareholders	$(0.13)	$(0.46)	$(0.09)	$(0.10)	$(0.21)
Net asset value, end of period (x)	$19.10	$15.09	$12.68	$13.37	$12.03
Total return (%) (k)(r)(s)(x)	27.52	22.98	(4.53)	12.05	31.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.54	1.65	1.63	1.75
Expenses after expense reductions (f)	1.40	1.40	1.40	1.40	1.40
Net investment income	0.54	0.87	0.83	0.64	0.82
Portfolio turnover	25	21	15	18	23
Net assets at end of period (000 omitted)	$7,018	$4,127	$2,640	$2,474	$2,248

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and

14

MFS Global Equity Series

Notes to Financial Statements – continued

significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$31,046,107	$—	$—	$31,046,107
United Kingdom	6,185,133	—	—	6,185,133
Switzerland	5,129,868	—	—	5,129,868
Germany	5,051,055	—	—	5,051,055
France	4,835,936	—	—	4,835,936
Netherlands	1,967,375	—	—	1,967,375
Japan	1,225,764	—	—	1,225,764
Canada	1,076,994	—	—	1,076,994
Sweden	617,102	—	—	617,102
Other Countries	2,584,522	736,266	—	3,320,788
Mutual Funds	168,568	—	—	168,568
Total Investments	$59,888,424	$736,266	$—	$60,624,690

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $130,816 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $23,342,256 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of

15

MFS Global Equity Series

Notes to Financial Statements – continued

the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$472,008	$445,021
Long-term capital gains	—	927,398
Total distributions	$472,008	$1,372,419

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MFS Global Equity Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$39,446,881
Gross appreciation	21,726,123
Gross depreciation	(548,314)
Net unrealized appreciation (depreciation)	$21,177,809
Undistributed ordinary income	672,697
Undistributed long-term capital gain	346,518
Other temporary differences	(13)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$427,233	$413,927	$—	$849,441
Service Class	44,775	31,085	—	77,966
Total	$472,008	$445,012	$—	$927,407

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	1.00%
Average daily net assets in excess of $1 billion	0.90%

The investment adviser has agreed in writing to reduce its management fee to 0.90% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, this management fee reduction amounted to $54,504, which is shown as a reduction of total expenses in the Statement of Operations. Effective April 1, 2013, MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $532, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.15% of average daily net assets for the Initial Class shares and 1.40% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, this reduction amounted to $30,819 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $9,405, which equated to 0.0172% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $289.

17

MFS Global Equity Series

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0331% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $330 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $133, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $15,961,339 and $13,366,813, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,080,417	$18,196,735	729,692	$10,142,333
Service Class	209,654	3,549,138	175,454	2,470,998
	1,290,071	$21,745,873	905,146	$12,613,331
Shares issued to shareholders in reinvestment of distributions
Initial Class	24,710	$427,233	91,482	$1,263,368
Service Class	2,597	44,775	7,914	109,051
	27,307	$472,008	99,396	$1,372,419
Shares reacquired
Initial Class	(1,013,492)	$(17,180,166)	(881,333)	$(12,259,890)
Service Class	(118,247)	(2,043,071)	(118,247)	(1,688,775)
	(1,131,739)	$(19,223,237)	(999,580)	$(13,948,665)
Net change
Initial Class	91,635	$1,443,802	(60,159)	$(854,189)
Service Class	94,004	1,550,842	65,121	891,274
	185,639	$2,994,644	4,962	$37,085

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary

18

MFS Global Equity Series

Notes to Financial Statements – continued

financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $252 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	331,146	18,331,422	(18,494,000)	168,568

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$786	$168,568

19

MFS Global Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Equity Series (one of the series comprising MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Series as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

20

MFS Global Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

21

MFS Global Equity Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers David Mannheim Roger Morley

22

MFS Global Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Global Equity Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. However, such breakpoint is not applicable because the Fund is currently subject to the advisory fee reduction described above. Accordingly, the Trustees determined not to recommend any advisory fee breakpoint changes at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of the MFS Web site (mfs.com).

24

MFS Global Equity Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 67.40% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $666,184. The fund intends to pass through foreign tax credits of $55,620 for the fiscal year.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2013

MFS® INVESTORS TRUST SERIES

MFS® Variable Insurance Trust

VGI-ANN

MFS® INVESTORS TRUST SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Trust Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Investors Trust Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	3.1%
Google, Inc., “A”	3.0%
Danaher Corp.	2.8%
Pfizer, Inc.	2.3%
Visa, Inc., “A”	2.2%
Procter & Gamble Co.	2.1%
Johnson & Johnson	2.1%
Walt Disney Co.	2.0%
Exxon Mobil Corp.	2.0%
EMC Corp.	2.0%

Equity sectors
Financial Services	18.5%
Technology	14.1%
Health Care	13.8%
Industrial Goods & Services	9.7%
Energy	8.9%
Consumer Staples	8.6%
Leisure	6.6%
Retailing	4.8%
Utilities & Communications	3.6%
Special Products & Services	3.6%
Basic Materials	3.1%
Autos & Housing	2.1%
Transportation	2.0%

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Trust Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Investors Trust Series (“fund”) provided a total return of 32.05%, while Service Class shares of the fund provided a total return of 31.74%. These compare with a return of 32.39% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

Stock selection in the consumer staples sector was a negative factor for performance relative to the S&P 500 Index. Within this sector, holdings of international food producer Groupe Danone (b) (France) and wine and alcoholic beverage producer Pernod Ricard (b) (France) weighed on relative returns as both stocks underperformed the benchmark during the period. Shares of Pernod Ricard declined late in the period after the company issued a slightly more cautious guidance for its full financial year. The French spirits company blamed a slowdown in emerging markets for a drop in its first-quarter sales, adding to concerns that China’s measures to crack down on corruption was negatively impacting spirits makers in the near term.

Stock selection in the retailing sector also detracted from relative returns. Within this sector, the fund’s holdings of luxury goods maker LVMH (b) (France) and an overweight position in retail chain Target dampened relative results. Shares of LVMH came under pressure from weakening demand in its fashion and leather goods segment and a price increase in Japan.

Elsewhere, the fund’s overweight positions in data storage systems provider EMC, global semiconductor company Altera, broadcast and communication tower management firm American Tower, and oil and gas equipment company Cameron International held back relative performance as all four stocks underperformed the benchmark during the period. Shares of Altera declined significantly towards the end of the period as the company reported quarterly revenue that came in below consensus expectations with weak performance from their telecom/wireless segment. Management cited a sluggish environment and, as a result, reduced the firms’ revenue outlook for the fourth quarter which further pressured the stock. The fund’s holdings of underperforming energy equipment solutions company Dresser-Rand Group (b) also weighed on results.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Strong stock selection in the financial services sector benefited relative performance. Within this sector, the fund’s overweight positions in strong-performing asset manager BlackRock, and payments-related service providers, MasterCard and American Express, boosted relative returns. Shares of MasterCard appreciated during the period as the company reported strong earnings that beat consensus estimates on the back of higher gross-dollar-volumes in the US.

Stock selection in the health care sector also supported relative performance. Within this sector, the fund’s overweight positions in shares of life sciences supply company Thermo Fisher Scientific and cardiovascular medical device maker St. Jude Medical contributed to relative results as both stocks turned in strong performance. Holdings of specialty pharmaceutical company Valeant Pharmaceuticals (b) also

3

MFS Investors Trust Series

Management Review – continued

benefited relative results. Shares of Valeant Pharmaceuticals appreciated throughout the period with the help of some key acquisitions, most notably, their acquisition of Bausch and Lomb.

An underweight allocation to the utilities & communications sector helped relative returns as this was the lowest-performing sector in the benchmark. Within this sector, an underweight position in telecommunications company AT&T (h) positively impacted relative results as the fund sold its position in the stock early in the period.

In other sectors, avoiding shares of weak-performing diversified technology products and services company International Business Machines (IBM) supported relative returns. The fund’s overweight positions in shares of computer products and services provider Hewlett-Packard and media conglomerate Walt Disney were additional factors that aided relative results.

Respectfully,

T. Kevin Beatty	Ted Maloney
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Trust Series

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/09/95	32.05%	16.76%	8.02%
Service Class	5/01/00	31.74%	16.47%	7.75%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		32.39%	17.94%	7.41%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Trust Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.81%	$1,000.00	$1,174.53	$4.44
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$1,173.17	$5.81
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Investors Trust Series

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.4%
Aerospace – 5.2%
Honeywell International, Inc.	119,340	$10,904,096
Precision Castparts Corp.	40,290	10,850,097
United Technologies Corp.	102,150	11,624,670

		$33,378,863

Alcoholic Beverages – 2.1%
Diageo PLC	175,108	$5,799,401
Heineken N.V.	45,605	3,079,219
Pernod Ricard S.A.	40,986	4,669,193

		$13,547,813

Apparel Manufacturers – 2.8%
LVMH Moet Hennessy Louis Vuitton S.A.	31,944	$5,827,152
NIKE, Inc., “B”	70,420	5,537,829
VF Corp.	107,992	6,732,221

		$18,097,202

Automotive – 0.9%
Bayerische Motoren Werke AG	19,659	$2,304,764
Delphi Automotive PLC	53,590	3,222,367

		$5,527,131

Biotechnology – 0.8%
Gilead Sciences, Inc. (a)	63,920	$4,803,588

Broadcasting – 4.1%
Time Warner, Inc.	78,760	$5,491,147
Twenty-First Century Fox, Inc.	221,820	7,803,628
Walt Disney Co.	170,600	13,033,840

		$26,328,615

Brokerage & Asset Managers – 2.1%
BlackRock, Inc.	34,095	$10,790,045
Franklin Resources, Inc.	45,510	2,627,292

		$13,417,337

Business Services – 3.6%
Accenture PLC, “A”	102,020	$8,388,084
Cognizant Technology Solutions Corp., “A” (a)	78,150	7,891,587
Fidelity National Information Services, Inc.	121,800	6,538,224

		$22,817,895

Cable TV – 1.4%
Comcast Corp., “A”	173,230	$9,001,897

Computer Software – 2.7%
Autodesk, Inc. (a)	68,790	$3,462,201
Citrix Systems, Inc. (a)	77,140	4,879,105
Oracle Corp.	240,290	9,193,495

		$17,534,801

Computer Software – Systems – 5.4%
Apple, Inc.	21,334	$11,970,721
EMC Corp.	498,780	12,544,317

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – Systems – continued
Hewlett-Packard Co.	368,370	$10,306,993

		$34,822,031

Construction – 1.2%
Sherwin-Williams Co.	20,757	$3,808,909
Stanley Black & Decker, Inc.	48,340	3,900,555

		$7,709,464

Consumer Products – 3.0%
Colgate-Palmolive Co.	85,791	$5,594,431
Procter & Gamble Co.	164,990	13,431,836

		$19,026,267

Electrical Equipment – 3.7%
Danaher Corp.	231,400	$17,864,080
W.W. Grainger, Inc.	22,158	5,659,596

		$23,523,676

Electronics – 2.6%
Altera Corp.	195,720	$6,366,772
Microchip Technology, Inc.	234,160	10,478,660

		$16,845,432

Energy – Independent – 1.9%
EOG Resources, Inc.	34,858	$5,850,567
Occidental Petroleum Corp.	68,920	6,554,292

		$12,404,859

Energy – Integrated – 3.3%
Chevron Corp.	67,405	$8,419,559
Exxon Mobil Corp.	127,390	12,891,868

		$21,311,427

Engineering – Construction – 0.8%
Fluor Corp.	64,530	$5,181,114

Food & Beverages – 2.8%
General Mills, Inc.	52,900	$2,640,239
Groupe Danone	106,931	7,696,529
Mondelez International, Inc.	222,950	7,870,135

		$18,206,903

General Merchandise – 2.0%
Kohl’s Corp.	91,710	$5,204,542
Target Corp.	118,500	7,497,495

		$12,702,037

Insurance – 1.8%
ACE Ltd.	110,990	$11,490,795

Internet – 3.3%
Facebook, Inc., “A” (a)	32,740	$1,789,568
Google, Inc., “A” (a)	17,098	19,161,900

		$20,951,468

7

MFS Investors Trust Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 8.9%
Bank of America Corp.	417,000	$6,492,690
Goldman Sachs Group, Inc.	62,906	11,150,718
JPMorgan Chase & Co.	342,290	20,017,119
Morgan Stanley	110,050	3,451,168
State Street Corp.	48,120	3,531,527
Wells Fargo & Co.	264,960	12,029,184

		$56,672,406

Medical Equipment – 5.8%
Abbott Laboratories	129,760	$4,973,701
Covidien PLC	154,870	10,546,647
St. Jude Medical, Inc.	105,500	6,535,725
Stryker Corp.	53,820	4,044,035
Thermo Fisher Scientific, Inc.	99,290	11,055,941

		$37,156,049

Oil Services – 3.7%
Cameron International Corp. (a)	112,930	$6,722,723
Dresser-Rand Group, Inc. (a)	108,780	6,486,551
National Oilwell Varco, Inc.	74,130	5,895,559
Schlumberger Ltd.	49,590	4,468,555

		$23,573,388

Other Banks & Diversified Financials – 5.7%
American Express Co.	132,600	$12,030,798
MasterCard, Inc., “A”	12,687	10,599,481
Visa, Inc., “A”	62,940	14,015,479

		$36,645,758

Pharmaceuticals – 7.3%
Bristol-Myers Squibb Co.	84,570	$4,494,895
Endo Health Solutions, Inc. (a)	85,430	5,763,108
Johnson & Johnson	144,126	13,200,500
Pfizer, Inc.	479,700	14,693,211
Valeant Pharmaceuticals International, Inc. (a)	70,710	8,301,354

		$46,453,068

Railroad & Shipping – 1.1%
Canadian National Railway Co.	126,350	$7,204,477

Restaurants – 1.1%
McDonald’s Corp.	73,262	$7,108,612

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 3.1%
FMC Corp.	54,450	$4,108,797
Linde AG	27,866	5,828,873
Praxair, Inc.	44,579	5,796,607
W.R. Grace & Co. (a)	44,520	4,401,692

		$20,135,969

Telecommunications – Wireless – 1.4%
American Tower Corp., REIT	112,930	$9,014,073

Tobacco – 0.7%
Philip Morris International, Inc.	47,980	$4,180,497

Trucking – 0.9%
United Parcel Service, Inc., “B”	54,470	$5,723,708

Utilities – Electric Power – 2.2%
American Electric Power Co., Inc.	113,930	$5,325,088
CMS Energy Corp.	209,700	5,613,669
Wisconsin Energy Corp.	75,900	3,137,706

		$14,076,463

Total Common Stocks (Identified Cost, $417,397,605)		$636,575,083

MONEY MARKET FUNDS – 0.7%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	4,298,195	$4,298,195

Total Investments (Identified Cost, $421,695,800)		$640,873,278

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(468,251)

Net Assets – 100.0%		$640,405,027

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Investors Trust Series

FINANCIAL STATEMENTS  |   STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $417,397,605)	$636,575,083
Underlying affiliated funds, at cost and value	4,298,195
Total investments, at value (identified cost, $421,695,800)	$640,873,278
Cash	1,999
Receivables for
Fund shares sold	181,040
Dividends	526,883
Other assets	4,512
Total assets		$641,587,712
Liabilities
Payable for fund shares reacquired	$1,045,711
Payable to affiliates
Investment adviser	25,126
Shareholder servicing costs	386
Distribution and/or service fees	3,202
Payable for independent Trustees’ compensation	5
Accrued expenses and other liabilities	108,255
Total liabilities		$1,182,685
Net assets		$640,405,027
Net assets consist of
Paid-in capital	$368,919,298
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	219,177,877
Accumulated net realized gain (loss) on investments and foreign currency	46,931,131
Undistributed net investment income	5,376,721
Net assets		$640,405,027
Shares of beneficial interest outstanding		21,443,903

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$405,681,784	13,545,062	$29.95
Service Class	234,723,243	7,898,841	29.72

See Notes to Financial Statements

9

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$11,105,553
Interest	26,635
Dividends from underlying affiliated funds	4,948
Foreign taxes withheld	(127,328)
Total investment income		$11,009,808
Expenses
Management fee	$4,752,670
Distribution and/or service fees	480,965
Shareholder servicing costs	49,320
Administrative services fee	88,355
Independent Trustees’ compensation	15,611
Custodian fee	72,035
Shareholder communications	91,162
Audit and tax fees	53,175
Legal fees	6,809
Miscellaneous	26,753
Total expenses		$5,636,855
Reduction of expenses by investment adviser	(7,430)
Net expenses		$5,629,425
Net investment income		$5,380,383
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$52,157,129
Foreign currency	(2,675)
Net realized gain (loss) on investments and foreign currency		$52,154,454
Change in unrealized appreciation (depreciation)
Investments	$117,147,777
Translation of assets and liabilities in foreign currencies	(1,042)
Net unrealized gain (loss) on investments and foreign currency translation		$117,146,735
Net realized and unrealized gain (loss) on investments and foreign currency		$169,301,189
Change in net assets from operations		$174,681,572

See Notes to Financial Statements

10

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$5,380,383	$6,508,641
Net realized gain (loss) on investments and foreign currency	52,154,454	40,699,013
Net unrealized gain (loss) on investments and foreign currency translation	117,146,735	54,990,561
Change in net assets from operations	$174,681,572	$102,198,215
Distributions declared to shareholders
From net investment income	$(6,505,100)	$(5,015,022)
Change in net assets from fund share transactions	$(124,872,601)	$(64,974,502)
Total change in net assets	$43,303,871	$32,208,691
Net assets
At beginning of period	597,101,156	564,892,465
At end of period (including undistributed net investment income of $5,376,721 and $6,504,113, respectively)	$640,405,027	$597,101,156

See Notes to Financial Statements

11

MFS Investors Trust Series

FINANCIAL STATEMENTS  |   FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$22.93	$19.41	$20.04	$18.24	$14.64
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.25	$0.17	$0.16	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	7.07	3.46	(0.61)	1.86	3.67
Total from investment operations	$7.31	$3.71	$(0.44)	$2.02	$3.86
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.19)	$(0.19)	$(0.22)	$(0.26)
Net asset value, end of period (x)	$29.95	$22.93	$19.41	$20.04	$18.24
Total return (%) (k)(r)(s)(x)	32.05	19.18	(2.18)	11.10	26.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.82	0.82	0.83	0.86
Expenses after expense reductions (f)	0.81	0.82	0.82	0.83	0.86
Net investment income	0.93	1.15	0.84	0.87	1.25
Portfolio turnover	19	28	22	22	34
Net assets at end of period (000 omitted)	$405,682	$455,295	$486,500	$603,279	$636,809

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$22.78	$19.31	$19.95	$18.16	$14.56
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.20	$0.12	$0.11	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	7.02	3.43	(0.61)	1.86	3.65
Total from investment operations	$7.20	$3.63	$(0.49)	$1.97	$3.80
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.16)	$(0.15)	$(0.18)	$(0.20)
Net asset value, end of period (x)	$29.72	$22.78	$19.31	$19.95	$18.16
Total return (%) (k)(r)(s)(x)	31.74	18.83	(2.42)	10.88	26.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.07	1.07	1.08	1.11
Expenses after expense reductions (f)	1.06	1.07	1.07	1.08	1.11
Net investment income	0.67	0.93	0.60	0.63	0.99
Portfolio turnover	19	28	22	22	34
Net assets at end of period (000 omitted)	$234,723	$141,806	$78,392	$62,309	$46,267

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Investors Trust Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Trust Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

13

MFS Investors Trust Series

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:	$636,575,083	$—	$—	$636,575,083
Mutual Funds	4,298,195	—	—	4,298,195
Total Investments	$640,873,278	$—	$—	$640,873,278

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $30,535,939 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

14

MFS Investors Trust Series

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2013, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal year is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$6,505,100	$5,015,022

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$422,630,105
Gross appreciation	219,044,526
Gross depreciation	(801,353)
Net unrealized appreciation (depreciation)	$218,243,173
Undistributed ordinary income	10,196,006
Undistributed long-term capital gain	43,046,151
Other temporary differences	399

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$4,558,137	$4,202,375
Service Class	1,946,963	812,647
Total	$6,505,100	$5,015,022

15

MFS Investors Trust Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of the average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $5,796, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $48,162, which equated to 0.0076% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $1,158.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0139% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,925 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,634, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $120,682,264 and $243,409,505, respectively.

16

MFS Investors Trust Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	527,522	$13,502,090	1,072,356	$23,443,603
Service Class	2,975,204	77,017,940	3,048,806	66,280,256
	3,502,726	$90,520,030	4,121,162	$89,723,859
Shares issued to shareholders in reinvestment of distributions
Initial Class	171,423	$4,558,137	191,452	$4,202,375
Service Class	73,748	1,946,963	37,226	812,647
	245,171	$6,505,100	228,678	$5,015,022
Shares reacquired
Initial Class	(7,012,013)	$(185,471,471)	(6,464,022)	$(139,811,290)
Service Class	(1,376,108)	(36,426,260)	(920,519)	(19,902,093)
	(8,388,121)	$(221,897,731)	(7,384,541)	$(159,713,383)
Net change
Initial Class	(6,313,068)	$(167,411,244)	(5,200,214)	$(112,165,312)
Service Class	1,672,844	42,538,643	2,165,513	47,190,810
	(4,640,224)	$(124,872,601)	(3,034,701)	$(64,974,502)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $2,959 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/ Par Amount	Dispositions Shares/ Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,740,723	126,592,785	(128,035,313)	4,298,195

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,948	$4,298,195

17

MFS Investors Trust Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Investors Trust Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Trust Series (one of the series comprising MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Trust Series as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

18

MFS Investors Trust Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

19

MFS Investors Trust Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers T. Kevin Beatty Ted Maloney

20

MFS Investors Trust Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2012, they had met at each of their regular meetings since then with MFS’ senior investment personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended

21

MFS Investors Trust Series

Board Review of Investment Advisory Agreement – continued

December 31, 2012, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and the advisory fee rate schedule is subject to the additional breakpoint described above, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of the MFS Web site (mfs.com).

22

MFS Investors Trust Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

23

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

24

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

ANNUAL REPORT

December 31, 2013

MFS® RESEARCH SERIES

MFS® Variable Insurance Trust

VFR-ANN

MFS® RESEARCH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	3.6%
Apple, Inc.	2.9%
JPMorgan Chase & Co.	2.4%
Google, Inc., “A”	2.3%
Danaher Corp.	2.0%
Hewlett-Packard Co.	1.9%
Wells Fargo & Co.	1.8%
Visa, Inc., “A”	1.8%
MetLife, Inc.	1.6%
Citigroup, Inc.	1.6%

Global equity sectors
Financial Services	17.2%
Technology	16.8%
Capital Goods	15.2%
Energy	13.2%
Health Care	13.0%
Consumer Cyclicals	12.7%
Consumer Staples	7.4%
Telecommunications/Cable Television	3.8%

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Research Series (“fund”) provided a total return of 32.28%, while Service Class shares of the fund provided a total return of 32.00%. These compare with a return of 32.39% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

Stock selection in the technology sector was a primary factor that detracted from performance relative to the S&P 500 Index. Within this sector, the fund’s positioning in shares of computer and personal electronics maker Apple and holdings of weak-performing cloud computing services provider Rackspace Hosting (b)(h) detracted from relative returns. Shares of Rackspace Hosting experienced decelerated earnings growth as the company began a major platform transition which apparently caused customers to pause until the company completes the transition. Overweight positions in global semiconductor company Altera, data storage systems provider EMC and access infrastructure products manufacturer Citrix Systems also hampered relative returns as all three stocks underperformed the benchmark over the reporting period.

Stock selection in the capital goods sector also negatively impacted relative results. Within this sector, the fund’s overweight position in weak-performing mining company Joy Global hurt relative performance as the mining industry experienced stagnant demand throughout the period. Not holding shares of strong-performing aerospace company Boeing also dampened relative returns.

Elsewhere, the fund’s overweight position in retail chain Target and holdings of global sourcing and supply chain management company Li & Fung (b) weighed on relative returns as both stocks posted weak returns for the period.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the financial services sector was a positive factor for relative results. Within this sector, the fund’s overweight position in strong-performing insurance company MetLife supported relative performance as many financial stocks performed well during the period under the backdrop of better economic data and higher long-term interest rates.

Stock selection in the health care sector also contributed to relative returns. Within this sector, holding shares of specialty pharmaceutical company Valeant Pharmaceuticals International (b) (Canada) and the fund’s overweight position in life sciences supply company Thermo Fisher Scientific boosted relative performance as both stocks turned in strong performance. Shares of Valeant Pharmaceuticals International appreciated throughout the period with the help of some key acquisitions, most notably, their acquisition of Bausch and Lomb.

In other sectors, not holding weak-performing diversified technology products and services company International Business Machines (IBM) benefited performance. Additionally, the fund’s overweight positions in computer products and services provider Hewlett-Packard, media company Twenty-First Century Fox, and independent oil and gas exploration and production company

3

MFS Research Series

Management Review – continued

Pioneer Natural Resources bolstered returns as all three stocks performed well over the period. The fund’s underweight position in telecommunications company AT&T (h) also benefited relative returns as the stock underperformed the broader market. The fund’s holdings of fuel card provider FleetCor Technologies (b) was another positive factor for relative results. Shares of FleetCor Technology rose steadily throughout the period as the company enjoyed strong organic revenue growth across all lines-of-business and solid operating margin performance. Much of the growth was attributable to acquisitions made by the company back in 2011 that began to be realized in earnings during 2013. Avoiding shares of integrated energy company Chevron also supported relative performance as the stock underperformed the benchmark.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research Series

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/26/95	32.28%	18.50%	8.84%
Service Class	5/01/00	32.00%	18.20%	8.57%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		32.39%	17.94%	7.41%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.81%	$1,000.00	$1,161.75	$4.41
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$1,160.14	$5.77
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Notes to Expense Table

Expense ratios include 0.01% of investment related expense from short sales (See Note 2 of the Notes to Financial Statements).

6

MFS Research Series

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 3.2%
Honeywell International, Inc.	89,600	$8,186,752
Precision Castparts Corp.	29,676	7,991,747
United Technologies Corp.	73,650	8,381,370

		$24,559,869

Alcoholic Beverages – 0.4%
Constellation Brands, Inc., “A” (a)	40,810	$2,872,208

Apparel Manufacturers – 2.0%
Guess?, Inc.	57,720	$1,793,360
Li & Fung Ltd.	1,378,000	1,780,684
NIKE, Inc., “B”	50,730	3,989,407
PVH Corp.	32,561	4,428,947
VF Corp.	56,271	3,507,934

		$15,500,332

Automotive – 1.5%
Delphi Automotive PLC	101,160	$6,082,751
General Motors Co. (a)	132,970	5,434,484

		$11,517,235

Biotechnology – 1.9%
Alexion Pharmaceuticals, Inc. (a)	31,820	$4,233,969
Biogen Idec, Inc. (a)	24,874	6,958,502
Gilead Sciences, Inc. (a)	51,800	3,892,770

		$15,085,241

Broadcasting – 3.0%
Time Warner, Inc.	74,610	$5,201,809
Twenty-First Century Fox, Inc.	310,480	10,922,686
Walt Disney Co.	89,660	6,850,024

		$22,974,519

Brokerage & Asset Managers – 1.8%
BlackRock, Inc.	14,119	$4,468,240
Franklin Resources, Inc.	118,524	6,842,390
IntercontinentalExchange Group, Inc.	13,442	3,023,375

		$14,334,005

Business Services – 1.7%
Accenture PLC, “A”	67,090	$5,516,140
Fidelity National Information Services, Inc.	78,190	4,197,239
FleetCor Technologies, Inc. (a)	28,150	3,298,335

		$13,011,714

Cable TV – 1.8%
Comcast Corp., “Special A”	209,080	$10,428,910
Time Warner Cable, Inc.	26,260	3,558,230

		$13,987,140

Chemicals – 0.8%
Monsanto Co.	51,668	$6,021,905

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 2.8%
Citrix Systems, Inc. (a)	74,910	$4,738,058
Oracle Corp.	172,230	6,589,520
Salesforce.com, Inc. (a)	88,873	4,904,901
Symantec Corp.	149,920	3,535,114
TIBCO Software, Inc. (a)	93,900	2,110,872

		$21,878,465

Computer Software – Systems – 6.2%
Apple, Inc. (s)	40,579	$22,769,283
CDW Corp.	97,210	2,270,826
EMC Corp.	254,830	6,408,975
Hewlett-Packard Co.	536,890	15,022,182
NCR Corp. (a)	47,740	1,626,024

		$48,097,290

Consumer Products – 2.5%
Colgate-Palmolive Co.	81,143	$5,291,335
Newell Rubbermaid, Inc.	77,460	2,510,479
Procter & Gamble Co.	137,660	11,206,901

		$19,008,715

Consumer Services – 0.7%
Priceline.com, Inc. (a)	4,702	$5,465,605

Containers – 0.6%
Crown Holdings, Inc. (a)	101,780	$4,536,335

Electrical Equipment – 2.8%
Danaher Corp.	206,030	$15,905,516
W.W. Grainger, Inc.	22,255	5,684,372

		$21,589,888

Electronics – 2.3%
Altera Corp.	124,790	$4,059,419
JDS Uniphase Corp. (a)	211,770	2,748,775
KLA-Tencor Corp.	12,180	785,123
Mellanox Technologies Ltd. (a)	41,580	1,661,953
Microchip Technology, Inc.	101,940	4,561,815
NXP Semiconductors N.V. (a)	85,690	3,935,742

		$17,752,827

Energy – Independent – 4.4%
Anadarko Petroleum Corp.	74,070	$5,875,232
Antero Resources Corp. (a)	14,640	928,761
Cabot Oil & Gas Corp.	169,310	6,562,456
EOG Resources, Inc.	12,503	2,098,504
EQT Corp.	41,490	3,724,972
Marathon Petroleum Corp.	25,170	2,308,844
Noble Energy, Inc.	55,630	3,788,959
Occidental Petroleum Corp.	34,540	3,284,754
Pioneer Natural Resources Co.	29,825	5,489,888

		$34,062,370

7

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Integrated – 3.6%
Exxon Mobil Corp. (s)	276,840	$28,016,208

Engineering – Construction – 0.4%
Fluor Corp.	43,120	$3,462,105

Food & Beverages – 2.7%
Coca-Cola Co.	228,090	$9,422,398
General Mills, Inc.	83,530	4,168,982
Mondelez International, Inc.	214,340	7,566,202

		$21,157,582

Food & Drug Stores – 1.1%
CVS Caremark Corp.	114,050	$8,162,558

Gaming & Lodging – 0.4%
Wynn Resorts Ltd.	15,704	$3,049,874

General Merchandise – 1.7%
Kohl’s Corp.	86,460	$4,906,605
Target Corp.	130,390	8,249,775

		$13,156,380

Health Maintenance Organizations – 0.9%
UnitedHealth Group, Inc.	91,780	$6,911,034

Insurance – 3.1%
ACE Ltd.	51,630	$5,345,254
American International Group, Inc.	125,560	6,409,838
MetLife, Inc.	233,770	12,604,878

		$24,359,970

Internet – 3.8%
eBay, Inc. (a)	122,790	$6,739,943
Facebook, Inc., “A “ (a)	55,650	3,041,829
Google, Inc., “A” (a)	16,025	17,959,378
Yelp, Inc. (a)	28,690	1,978,175

		$29,719,325

Machinery & Tools – 2.8%
Eaton Corp. PLC	79,810	$6,075,137
Joy Global, Inc.	93,900	5,492,211
Roper Industries, Inc.	75,403	10,456,888

		$22,024,236

Major Banks – 6.4%
Goldman Sachs Group, Inc.	33,963	$6,020,281
JPMorgan Chase & Co.	322,480	18,858,630
Morgan Stanley	178,990	5,613,126
State Street Corp.	75,320	5,527,735
Wells Fargo & Co.	303,470	13,777,538

		$49,797,310

Medical & Health Technology & Services – 1.1%
Cerner Corp. (a)	35,570	$1,982,672
Express Scripts Holding Co. (a)	97,170	6,825,221

		$8,807,893

Medical Equipment – 3.5%
Abbott Laboratories	174,650	$6,694,334
Covidien PLC	96,720	6,586,632

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
DENTSPLY International, Inc.	46,030	$2,231,534
Stryker Corp.	57,680	4,334,075
Thermo Fisher Scientific, Inc.	62,120	6,917,062

		$26,763,637

Natural Gas – Distribution – 0.4%
Spectra Energy Corp.	97,190	$3,461,908

Natural Gas – Pipeline – 0.5%
Kinder Morgan, Inc.	107,948	$3,886,128

Oil Services – 1.9%
Cameron International Corp. (a)	100,780	$5,999,433
Dresser-Rand Group, Inc. (a)	18,000	1,073,340
Halliburton Co.	107,110	5,435,833
Schlumberger Ltd.	25,150	2,266,267

		$14,774,873

Other Banks & Diversified Financials – 5.7%
American Express Co.	92,400	$8,383,452
BB&T Corp.	89,880	3,354,322
Citigroup, Inc.	239,930	12,502,752
Discover Financial Services	119,260	6,672,597
Visa, Inc., “A”	61,325	13,655,851

		$44,568,974

Pharmaceuticals – 5.6%
Actavis PLC (a)	26,870	$4,514,160
Bristol-Myers Squibb Co.	124,210	6,601,761
Endo Health Solutions, Inc. (a)	46,360	3,127,446
Johnson & Johnson	80,990	7,417,874
Perrigo Co. PLC	29,353	4,504,511
Pfizer, Inc.	290,760	8,905,979
Valeant Pharmaceuticals International, Inc. (a)	39,830	4,676,042
Zoetis, Inc.	113,720	3,717,507

		$43,465,280

Railroad & Shipping – 1.1%
Union Pacific Corp.	52,203	$8,770,104

Restaurants – 1.4%
ARAMARK Holdings Corp. (a)	73,930	$1,938,444
McDonald’s Corp.	42,975	4,169,864
YUM! Brands, Inc.	60,520	4,575,917

		$10,684,225

Specialty Chemicals – 1.2%
FMC Corp.	60,380	$4,556,275
W.R. Grace & Co. (a)	45,530	4,501,551

		$9,057,826

Specialty Stores – 2.6%
Amazon.com, Inc. (a)	12,710	$5,068,621
AutoZone, Inc. (a)	8,036	3,840,726
Bed Bath & Beyond, Inc. (a)	55,240	4,435,772
Dick’s Sporting Goods, Inc.	74,700	4,340,070
Sally Beauty Holdings, Inc. (a)	69,330	2,095,846

		$19,781,035

8

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 1.0%
American Tower Corp., REIT	63,400	$5,060,588
SBA Communications Corp. (a)	30,750	2,762,580

		$7,823,168

Telephone Services – 1.0%
Verizon Communications, Inc.	161,300	$7,926,282

Tobacco – 1.8%
Lorillard, Inc.	64,400	$3,263,792
Philip Morris International, Inc.	124,390	10,838,101

		$14,101,893

Trucking – 0.9%
Expeditors International of Washington, Inc.	151,420	$6,700,335

Utilities – Electric Power – 2.3%
AES Corp.	159,390	$2,312,749
American Electric Power Co., Inc.	78,440	3,666,286
Calpine Corp. (a)	180,460	3,520,775
CMS Energy Corp.	195,590	5,235,944
PPL Corp.	104,876	3,155,719

		$17,891,473

Total Common Stocks (Identified Cost, $599,820,802)		$770,537,279

	Strike Price	First Exercise

WARRANTS – 0.0%
Natural Gas – Pipeline – 0.0%
Kinder Morgan, Inc. (1 share for 1 warrant) (a) (Identified Cost, $29,358)	$40	2/15/12	15,411	$62,569

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 0.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	575,033	$575,033

Total Investments (Identified Cost, $600,425,193)		$771,174,881

OTHER ASSETS, LESS LIABILITIES – 0.6%		4,736,002

Net Assets – 100.0%		$775,910,883

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2013, the fund had no short sales outstanding.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2013, the fund had cash collateral of $62,799 and other liquid securities with an aggregate value of $523,174 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities. At December 31, 2013, the fund had no short sales outstanding.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Research Series

FINANCIAL STATEMENTS  |   STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $599,850,160)	$770,599,848
Underlying affiliated funds, at cost and value	575,033
Total investments, at value (identified cost, $600,425,193)	$771,174,881
Deposits with brokers	62,799
Receivables for
Investments sold	5,439,047
Fund shares sold	68,837
Dividends	626,582
Other assets	5,318
Total assets		$777,377,464
Liabilities
Payable for fund shares reacquired	$1,310,758
Payable to affiliates
Investment adviser	30,390
Shareholder servicing costs	404
Distribution and/or service fees	3,808
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	121,210
Total liabilities		$1,466,581
Net assets		$775,910,883
Net assets consist of
Paid-in capital	$545,527,706
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	170,749,688
Accumulated net realized gain (loss) on investments and foreign currency	54,225,728
Undistributed net investment income	5,407,761
Net assets		$775,910,883
Shares of beneficial interest outstanding		27,081,111

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$496,857,035	17,287,035	$28.74
Service Class	279,053,848	9,794,076	28.49

See Notes to Financial Statements

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MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$12,174,404
Interest	33,639
Dividends from underlying affiliated funds	4,773
Foreign taxes withheld	(18,478)
Total investment income		$12,194,338
Expenses
Management fee	$5,678,356
Distribution and/or service fees	688,545
Shareholder servicing costs	40,875
Administrative services fee	103,243
Independent Trustees’ compensation	16,503
Custodian fee	79,142
Shareholder communications	69,436
Audit and tax fees	55,398
Legal fees	6,058
Dividend and interest expense on securities sold short	29,968
Miscellaneous	31,695
Total expenses		$6,799,219
Fees paid indirectly	(79)
Reduction of expenses by investment adviser	(8,953)
Net expenses		$6,790,187
Net investment income		$5,404,151
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$72,253,365
Written options	49,033
Securities sold short	429,941
Foreign currency	6,701
Net realized gain (loss) on investments and foreign currency		$72,739,040
Change in unrealized appreciation (depreciation)
Investments	$132,956,509
Translation of assets and liabilities in foreign currencies	(201)
Net unrealized gain (loss) on investments and foreign currency translation		$132,956,308
Net realized and unrealized gain (loss) on investments and foreign currency		$205,695,348
Change in net assets from operations		$211,099,499

See Notes to Financial Statements

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MFS Research Series

FINANCIAL STATEMENTS  |   STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$5,404,151	$2,307,776
Net realized gain (loss) on investments and foreign currency	72,739,040	18,509,511
Net unrealized gain (loss) on investments and foreign currency translation	132,956,308	16,036,010
Change in net assets from operations	$211,099,499	$36,853,297
Distributions declared to shareholders
From net investment income	$(2,329,011)	$(1,473,011)
From net realized gain on investments	(1,807,468)	—
Total distributions declared to shareholders	$(4,136,479)	$(1,473,011)
Change in net assets from fund share transactions	$(157,925,678)	$510,586,595
Total change in net assets	$49,037,342	$545,966,881
Net assets
At beginning of period	726,873,541	180,906,660
At end of period (including undistributed net investment income of $5,407,761 and $2,306,520, respectively)	$775,910,883	$726,873,541

See Notes to Financial Statements

12

MFS Research Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$21.84	$18.78	$19.04	$16.57	$12.90
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.22	$0.15	$0.15	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	6.84	3.01	(0.24)	2.47	3.72
Total from investment operations	$7.04	$3.23	$(0.09)	$2.62	$3.87
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.17)	$(0.17)	$(0.15)	$(0.20)
From net realized gain on investments	(0.06)	—	—	—	—
Total distributions declared to shareholders	$(0.14)	$(0.17)	$(0.17)	$(0.15)	$(0.20)
Net asset value, end of period (x)	$28.74	$21.84	$18.78	$19.04	$16.57
Total return (%) (k)(r)(s)(x)	32.35	17.22	(0.45)	15.90	30.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.88	0.88	0.89	0.90
Expenses after expense reductions (f)	0.81	0.88	0.88	0.89	0.90
Net investment income	0.80	1.06	0.79	0.86	1.05
Portfolio turnover	43	83	70	71	107
Net assets at end of period (000 omitted)	$496,857	$460,834	$160,892	$182,895	$180,229
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.80	0.87	0.86	0.89	0.90

See Notes to Financial Statements

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MFS Research Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$21.70	$18.67	$18.93	$16.48	$12.82
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.18	$0.10	$0.10	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	6.78	2.97	(0.24)	2.47	3.71
Total from investment operations	$6.92	$3.15	$(0.14)	$2.57	$3.82
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.12)	$(0.12)	$(0.12)	$(0.16)
From net realized gain on investments	(0.06)	—	—	—	—
Total distributions declared to shareholders	$(0.13)	$(0.12)	$(0.12)	$(0.12)	$(0.16)
Net asset value, end of period (x)	$28.49	$21.70	$18.67	$18.93	$16.48
Total return (%) (k)(r)(s)(x)	32.00	16.90	(0.69)	15.64	30.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.11	1.13	1.14	1.15
Expenses after expense reductions (f)	1.05	1.11	1.13	1.14	1.15
Net investment income	0.56	0.82	0.55	0.61	0.80
Portfolio turnover	43	83	70	71	107
Net assets at end of period (000 omitted)	$279,054	$266,040	$20,015	$19,825	$17,196
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.05	1.11	1.11	1.14	1.15

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Tyco International Ltd., the Initial Class and Service Class total returns for the year ended December 31, 2010 would have each been lower by approximately 0.60%.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) –  Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from

15

MFS Research Series

Notes to Financial Statements – continued

third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$760,207,380	$—	$—	$760,207,380
Canada	4,676,042	—	—	4,676,042
Netherlands	3,935,742	—	—	3,935,742
Hong Kong	—	1,780,684	—	1,780,684
Mutual Funds	575,033	—	—	575,033
Total Investments	$769,394,197	$1,780,684	$—	$771,174,881

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options. At December 31, 2013, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Written Options
Equity	$49,033

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

16

MFS Research Series

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended December 31, 2013:

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	2,057	63,697
Options closed	—	—
Options exercised	(381)	(14,664)
Options expired	(1,676)	(49,033)
Outstanding, end of period	—	$—

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium,

17

MFS Research Series

Notes to Financial Statements – continued

dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2013, this expense amounted to $29,968. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2013, the fund had no short sales outstanding.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

18

MFS Research Series

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$2,782,538	$1,473,011
Long-term capital gains	1,353,941	—
Total distributions	$4,136,479	$1,473,011

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$601,417,400
Gross appreciation	171,862,565
Gross depreciation	(2,105,084)
Net unrealized appreciation (depreciation)	$169,757,481
Undistributed ordinary income	33,820,241
Undistributed long-term capital gain	26,877,015
Other temporary differences	(71,560)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$1,533,253	$1,340,066	$1,142,549	$—
Service Class	795,758	132,945	664,919	—
Total	$2,329,011	$1,473,011	$1,807,468	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $7,021, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $39,600, which equated to 0.0052% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $1,275.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services.

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MFS Research Series

Notes to Financial Statements – continued

The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0136% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,090 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,932, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short sales and short-term obligations, aggregated $325,547,341 and $477,633,721, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	831,878	$20,972,321	6,498,659	$139,065,054
Service Class	518,954	12,972,521	532,555	11,233,338
	1,350,832	$33,944,842	7,031,214	$150,298,392
Shares issued in connection with acquisition of SC Davis Venture Value Fund
Initial Class			7,909,441	$170,764,822
Service Class			10,939,229	234,646,460
			18,848,670	$405,411,282
Shares issued to shareholders in reinvestment of distributions
Initial Class	104,279	$2,675,802	63,601	$1,340,066
Service Class	57,371	1,460,677	6,346	132,945
	161,650	$4,136,479	69,947	$1,473,011
Shares reacquired
Initial Class	(4,745,222)	$(119,670,066)	(1,941,319)	$(40,506,604)
Service Class	(3,040,947)	(76,336,933)	(291,546)	(6,089,486)
	(7,786,169)	$(196,006,999)	(2,232,865)	$(46,596,090)
Net change
Initial Class	(3,809,065)	$(96,021,943)	12,530,382	$270,663,338
Service Class	(2,464,622)	(61,903,735)	11,186,584	239,923,257
	(6,273,687)	$(157,925,678)	23,716,966	$510,586,595

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 23%, 8%, and 7%, respectively, of the value of outstanding voting shares of the fund.

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MFS Research Series

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $3,714 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	8,219,431	159,358,616	(167,003,014)	575,033

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,773	$575,033

(8)	Acquisitions

At close of business on December 7, 2012, the fund with net assets of approximately $313,994,783, acquired all of the assets and liabilities of SC Davis Venture Value Fund, a series of Sun Capital Advisers Trust. The purpose of the transaction was to provide shareholders of the SC Davis Venture Value Fund the opportunity to participate in a larger combined portfolio with a similar investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 18,848,670 shares of the fund (valued at approximately $405,411,282) for all of the assets and liabilities of SC Davis Venture Value Fund. SC Davis Venture Value Fund then distributed the shares of the fund that SC Davis Venture Value Fund received from the fund to its shareholders. SC Davis Venture Value Fund’s investments on that date were valued at approximately $397,521,486 with a cost basis of approximately $385,723,569. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from SC Davis Venture Value Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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MFS Research Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (one of the series comprising MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

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MFS Research Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

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MFS Research Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph MacDougall

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MFS Research Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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MFS Research Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of the MFS Web site (mfs.com).

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MFS Research Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,490,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2013

MFS® NEW DISCOVERY SERIES

MFS® Variable Insurance Trust

VND-ANN

MFS® NEW DISCOVERY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS New Discovery Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
CONSOL Energy, Inc.	2.3%
Joy Global, Inc.	2.1%
Diana Shipping, Inc.	2.0%
Constant Contact, Inc.	1.9%
Atwood Oceanics, Inc.	1.9%
IPG Photonics Corp.	1.9%
Polypore International, Inc.	1.9%
Cabot Oil & Gas Corp.	1.8%
HomeAway, Inc.	1.7%
Silicon Laboratories, Inc.	1.7%

Equity sectors
Technology	18.7%
Industrial Goods & Services	16.0%
Energy	13.7%
Special Products & Services	11.7%
Health Care	11.6%
Basic Materials	7.6%
Transportation	7.6%
Retailing	5.1%
Leisure	4.0%
Financial Services	2.3%
Autos & Housing	0.6%
Consumer Staples	0.4%
Utilities & Communications	0.4%

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS New Discovery Series (“fund”) provided a total return of 41.52%, while Service Class shares of the fund provided a total return of 41.22%. These compare with a return of 43.30% over the same period for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014.

Detractors from Performance

Security selection in the industrial goods & services sector detracted from performance relative to the Russell 2000 Growth Index. Within this sector, an overweight position in filtration and separation systems producer Polypore International and ownership in shares of poor-performing mining equipment manufacturer Joy Global (b) held back relative results. The source of the shortfall in share price of Polypore International was surprisingly weak lithium ion separator sales, particularly for electric drive vehicle (EDV) applications, and the associated detrimental margins stemming from underutilization of separator production capacity.

Stock selection in the technology sector also hindered relative performance. Overweight positions in revenue management solution provider Model N and semiconductor component processing equipment supplier Ultratech and the funds’ holdings of high-speed interconnect technology application provider Mellanox Technologies (b) (Israel) weighed on relative results. Shares of Model N depreciated substantially during the third quarter as management lowered expectations on sales execution over the near-term. Ultratech came under pressure as the company missed expectations over the last couple of quarters and management lowered the firm’s earnings guidance in the middle of the year. The weakness continued throughout the second half of the year resulting from order push-outs related to the company’s FinFET chip development issues as well as lack of traction for laser spike anneal (LSA).

An overweight position and weak stock selection in the basic materials sector was another negative factor for relative performance. Holdings of potassium-related products manufacturer Intrepid Potash (b)(h) and mining companies, Iluka Resources (b) (Australia) and Molycorp (b), weighed on relative results. Intrepid Potash missed investor expectations for financial results and suffered after Russia’s Uralkali Group vowed to increase production, thereby driving potash prices down significantly. The share price of Molycorp declined after the company announced that its Mountain Pass facility would yield significantly lower revenue than previously expected resulting from disappointing sales and higher-than-expected costs.

Elsewhere, other top individual detractors from relative performance included the fund’s ownership in shares of outsourced aircraft and aviation operating solutions provider Atlas Air (b) and home beverage carbonation systems manufacturer SodaStream International (b). Shares of Atlas Air declined largely because of lowered fiscal year forecasts on a less robust commercial airfreight peak season and airfreight yield that continued to remain under pressure.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

3

MFS New Discovery Series

Management Review – continued

Contributors to Performance

Stock selection in the transportation sector contributed to relative performance. Within this sector, an overweight position in industrial truckload carrier firm Swift Transportation boosted relative results. The arrival of warmer weather during the first quarter of the year coupled with rising consumer confidence that appeared to have propelled demand, and lower fuel costs helped the firm improve margins. Holdings of seaborne shipping and logistics company Navios Maritime Holdings (b) and transportation services provider Diana Shipping (b) also aided relative returns. The share price of Navios Maritime Holdings grew consistently during the year. Despite reporting a loss in net income, earnings per share came in slightly higher than analysts’ expectations because of improved operating expenses. Investors also appeared to have anticipated the recovery of the dry bulk shipping market which would benefit the company.

Stock selection in the special products & services sector was another positive factor for positive performance. Within this sector, an overweight position in marketing software provider Constant Contact strengthened relative returns. The share price appreciated as the company reported robust earnings primarily driven by growth in new customer additions and lower-than-expected operating expenses. The fund’s holdings of online rental marketplace operator HomeAway (b) also helped relative results.

Stock selection and an underweight allocation to the financial services sector boosted relative results. There were no individual securities within this sector that were among the fund’s top relative contributors during the period.

Elsewhere, the fund’s holdings of specialty coffee producer Green Mountain Coffee Roasters (b)(h) aided relative performance. Despite a retreat in coffee prices globally, the stock rose because of better-than-expected earnings and the renewal of a 5 year distribution partnership with Starbucks. Overweight positions in digital marketing software company ExactTarget (h), custom parts manufacturer Proto Labs (h), permanent birth control device maker Conceptus (h), and removable aligners manufacturer Align Technologies (h) also bolstered relative results. Shares of Proto Labs increased as the company reported record first quarter revenue and earnings, lifting the stock higher. The stock price of ExactTarget jumped after the announcement that Salesforce.com was going to acquire the company at a premium.

Respectfully,

Michael Grossman	Thomas Wetherald
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective December 31, 2013, Michael Grossman is also a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Series

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/01/98	41.52%	27.92%	10.46%
Service Class	5/01/00	41.22%	27.61%	10.18%

Comparative benchmark
Russell 2000 Growth Index (f)		43.30%	22.58%	9.41%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.96%	$1,000.00	$1,189.67	$5.30
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
Service Class	Actual	1.21%	$1,000.00	$1,188.16	$6.67
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS New Discovery Series

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.7%
Aerospace – 1.0%
FLIR Systems, Inc.	319,030	$9,602,798

Airlines – 1.1%
Controladora Vuela Compania de Aviacion S.A.B. de C.V., ADR (a)	842,269	$11,412,745

Apparel Manufacturers – 0.8%
Vince Holding Corp. (a)	251,152	$7,702,832

Biotechnology – 0.5%
MiMedx Group, Inc. (a)	586,730	$5,128,020

Broadcasting – 0.8%
RetailMeNot, Inc. (a)	262,350	$7,553,057

Brokerage & Asset Managers – 1.3%
LPL Financial Holdings, Inc.	281,530	$13,240,356

Business Services – 7.0%
Bright Horizons Family Solutions, Inc. (a)	387,950	$14,253,283
Concur Technologies, Inc. (a)	15,570	1,606,513
Constant Contact, Inc. (a)	613,058	19,047,712
Copart, Inc. (a)	200,490	7,347,959
Forrester Research, Inc.	121,990	4,667,337
Gartner, Inc. (a)	132,820	9,436,861
Performant Financial Corp. (a)	494,195	5,090,209
Xoom Corp. (a)	320,560	8,773,727

		$70,223,601

Chemicals – 0.3%
Marrone Bio Innovations, Inc. (a)	163,660	$2,909,875

Computer Software – 4.4%
ANSYS, Inc. (a)	39,920	$3,481,024
CommVault Systems, Inc. (a)	195,350	14,627,808
Qlik Technologies, Inc. (a)	533,204	14,199,223
SolarWinds, Inc. (a)	304,170	11,506,751

		$43,814,806

Computer Software – Systems – 6.4%
Cvent, Inc. (a)	108,000	$3,930,120
E2open, Inc. (a)	224,990	5,379,511
Exa Corp. (a)	250,960	3,327,730
Fleetmatics Group PLC (a)	293,430	12,690,848
Linx S.A.	191,800	3,894,940
MiX Telematics Ltd., ADR (a)	446,180	5,537,094
Model N, Inc. (a)	776,382	9,153,544
SciQuest, Inc. (a)	383,367	10,918,292
SS&C Technologies Holdings, Inc. (a)	220,944	9,778,981

		$64,611,060

Consumer Services – 4.7%
Diamond Resorts International, Inc. (a)	448,040	$8,270,818
HomeAway, Inc. (a)	419,117	17,133,503
Kroton Educacional S.A.	765,100	12,731,939
MakeMyTrip Ltd. (a)	481,577	9,275,173

		$47,411,433

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 2.1%
MSC Industrial Direct Co., Inc., “A”	122,450	$9,902,532
Sensata Technologies Holding B.V. (a)	300,286	11,642,088

		$21,544,620

Electronics – 5.8%
Mellanox Technologies Ltd. (a)	322,270	$12,881,132
Rubicon Technology, Inc. (a)	690,313	6,868,614
Silicon Laboratories, Inc. (a)	389,500	16,869,245
Stratasys Ltd. (a)	20,200	2,720,940
Ultratech, Inc. (a)	516,700	14,984,300
Universal Display Corp. (a)	97,520	3,350,787

		$57,675,018

Energy – Independent – 9.8%
Alpha Natural Resources, Inc. (a)	833,250	$5,949,405
Antero Resources Corp. (a)	178,160	11,302,470
Cabot Oil & Gas Corp.	477,276	18,499,218
CONSOL Energy, Inc.	609,840	23,198,314
Goodrich Petroleum Corp. (a)	182,240	3,101,725
Peabody Energy Corp.	753,780	14,721,323
Range Resources Corp.	158,589	13,370,639
Walter Energy, Inc.	482,630	8,026,137

		$98,169,231

Engineering – Construction – 0.9%
Team, Inc. (a)	211,170	$8,940,938

Entertainment – 0.2%
DHX Media Ltd.	285,480	$1,505,002

Food & Beverages – 0.4%
Grupo Lala S.A.B. de C.V.	1,890,400	$4,185,767

Food & Drug Stores – 1.6%
Brazil Pharma S.A. (a)	1,588,000	$4,550,124
Fairway Group Holdings Corp. (a)	646,949	11,722,716

		$16,272,840

Furniture & Appliances – 0.6%
SodaStream International Ltd. (a)	128,350	$6,371,294

Gaming & Lodging – 0.8%
Norwegian Cruise Line Holdings Ltd. (a)	225,630	$8,003,096

Internet – 2.1%
ChannelAdvisor Corp. (a)	54,590	$2,276,949
Millennial Media, Inc. (a)	1,212,460	8,814,584
Shutterfly, Inc. (a)	202,480	10,312,306

		$21,403,839

Machinery & Tools – 12.0%
Allison Transmission Holdings, Inc.	561,670	$15,507,709
Finning International, Inc.	254,070	6,493,764
IPG Photonics Corp. (a)	242,485	18,819,261
Joy Global, Inc.	355,472	20,791,557
Kennametal, Inc.	241,566	12,578,342

7

MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – continued
Nordson Corp.	94,770	$7,041,411
Polypore International, Inc. (a)	480,690	18,698,841
United Rentals, Inc. (a)	95,376	7,434,559
WABCO Holdings, Inc. (a)	139,451	13,026,118

		$120,391,562

Medical & Health Technology & Services – 3.2%
Advisory Board Co. (a)	137,532	$8,756,662
Capital Senior Living Corp. (a)	428,690	10,284,273
Healthcare Services Group, Inc.	473,548	13,434,557

		$32,475,492

Medical Equipment – 7.1%
Cardiovascular Systems, Inc. (a)	394,370	$13,522,947
Cepheid, Inc. (a)	321,868	15,037,673
Endologix, Inc. (a)	746,382	13,016,902
GenMark Diagnostics, Inc. (a)	430,980	5,736,344
Globus Medical, Inc., “A” (a)	427,710	8,631,188
Novadaq Technologies, Inc. (a)	139,570	2,301,509
NxStage Medical, Inc. (a)	426,811	4,268,110
TearLab Corp. (a)	757,134	7,071,632
Uroplasty, Inc. (a)	622,183	1,698,560

		$71,284,865

Metals & Mining – 6.6%
Cameco Corp.	340,990	$7,082,362
Century Aluminum Co. (a)	686,380	7,179,535
Globe Specialty Metals, Inc.	649,609	11,699,458
GrafTech International Ltd. (a)	1,121,842	12,598,286
Horsehead Holding Corp. (a)	558,320	9,050,367
Iluka Resources Ltd.	1,315,525	10,137,079
Molycorp, Inc. (a)	1,547,360	8,696,163

		$66,443,250

Natural Gas – Pipeline – 0.4%
StealthGas, Inc. (a)	375,870	$3,830,115

Oil Services – 3.9%
Atwood Oceanics, Inc. (a)	355,438	$18,976,835
Dresser-Rand Group, Inc. (a)	157,377	9,384,391
Frank’s International N.V.	405,150	10,939,050

		$39,300,276

Other Banks & Diversified Financials – 1.0%
First Republic Bank	184,690	$9,668,522

Pharmaceuticals – 0.8%
Kythera Biopharmaceuticals, Inc. (a)	206,800	$7,703,300

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Railroad & Shipping – 3.9%
Diana Shipping, Inc. (a)	1,490,630	$19,810,473
Navigator Holdings Ltd. (a)	187,987	5,064,370
Navios Maritime Holdings, Inc.	1,230,301	13,730,159

		$38,605,002

Restaurants – 2.3%
Arcos Dorados Holdings, Inc.	1,027,848	$12,457,518
BJ’s Restaurants, Inc. (a)	271,770	8,441,176
Chuy’s Holdings, Inc. (a)	46,707	1,682,386

		$22,581,080

Specialty Chemicals – 0.7%
Rockwood Holdings, Inc.	100,400	$7,220,768

Specialty Stores – 2.6%
Citi Trends, Inc. (a)	534,750	$9,090,750
Monro Muffler Brake, Inc.	171,418	9,661,118
Tile Shop Holdings, Inc. (a)	431,860	7,803,710

		$26,555,578

Trucking – 2.6%
Atlas Air Worldwide Holdings, Inc. (a)	333,493	$13,723,237
Swift Transportation Co. (a)	575,431	12,780,323

		$26,503,560

Total Common Stocks (Identified Cost, $799,140,183)		$1,000,245,598

MONEY MARKET FUNDS – 0.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	670,255	$670,255

Total Investments (Identified Cost, $799,810,438)		$1,000,915,853

OTHER ASSETS, LESS LIABILITIES – 0.2%		2,133,453

Net Assets – 100.0%		$1,003,049,306

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $799,140,183)	$1,000,245,598
Underlying affiliated funds, at cost and value	670,255
Total investments, at value (identified cost, $799,810,438)	$1,000,915,853
Foreign currency, at value (identified cost, $8)	8
Receivables for
Investments sold	3,950,782
Fund shares sold	540,332
Interest and dividends	106,248
Other assets	6,706
Total assets		$1,005,519,929
Liabilities
Payables for
Investments purchased	$403,890
Fund shares reacquired	1,866,840
Payable to affiliates
Investment adviser	47,463
Shareholder servicing costs	604
Distribution and/or service fees	7,882
Payable for independent Trustees’ compensation	8
Accrued expenses and other liabilities	143,936
Total liabilities		$2,470,623
Net assets		$1,003,049,306
Net assets consist of
Paid-in capital	$624,183,548
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	201,105,705
Accumulated net realized gain (loss) on investments and foreign currency	177,759,953
Undistributed net investment income	100
Net assets		$1,003,049,306
Shares of beneficial interest outstanding		46,760,144

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$424,431,922	19,231,444	$22.07
Service Class	578,617,384	27,528,700	21.02

See Notes to Financial Statements

9

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment loss
Income
Dividends	$4,130,770
Income on securities loaned	619,240
Dividends from underlying affiliated funds	5,920
Foreign taxes withheld	(16,490)
Total investment income		$4,739,440
Expenses
Management fee	$8,221,252
Distribution and/or service fees	1,229,552
Shareholder servicing costs	56,705
Administrative services fee	122,074
Independent Trustees’ compensation	16,599
Custodian fee	101,757
Shareholder communications	111,788
Audit and tax fees	64,275
Legal fees	8,307
Miscellaneous	72,298
Total expenses		$10,004,607
Fees paid indirectly	(67)
Reduction of expenses by investment adviser	(11,002)
Net expenses		$9,993,538
Net investment loss		$(5,254,098)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$194,648,956
Foreign currency	(6,252)
Net realized gain (loss) on investments and foreign currency		$194,642,704
Change in unrealized appreciation (depreciation)
Investments	$123,449,908
Translation of assets and liabilities in foreign currencies	3,119
Net unrealized gain (loss) on investments and foreign currency translation		$123,453,027
Net realized and unrealized gain (loss) on investments and foreign currency		$318,095,731
Change in net assets from operations		$312,841,633

See Notes to Financial Statements

10

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment loss	$(5,254,098)	$(2,951,779)
Net realized gain (loss) on investments and foreign currency	194,642,704	17,644,328
Net unrealized gain (loss) on investments and foreign currency translation	123,453,027	121,534,136
Change in net assets from operations	$312,841,633	$136,226,685
Distributions declared to shareholders
From net realized gain on investments	$(7,635,845)	$(66,916,984)
Change in net assets from fund share transactions	$(90,487,438)	$43,021,119
Total change in net assets	$214,718,350	$112,330,820
Net assets
At beginning of period	788,330,956	676,000,136
At end of period (including undistributed net investment income of $100 and $0, respectively)	$1,003,049,306	$788,330,956

See Notes to Financial Statements

11

MFS New Discovery Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.72	$14.29	$18.31	$13.43	$8.23
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.05)	$(0.10)	$(0.08)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	6.59	3.00	(1.70)	4.96	5.26
Total from investment operations	$6.51	$2.95	$(1.80)	$4.88	$5.20
Less distributions declared to shareholders
From net realized gain on investments	$(0.16)	$(1.52)	$(2.22)	$—	$—
Net asset value, end of period (x)	$22.07	$15.72	$14.29	$18.31	$13.43
Total return (%) (k)(r)(s)(x)	41.52	21.22	(10.27)	36.34	63.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.97	0.98	1.01	1.03
Expenses after expense reductions (f)	0.96	0.97	0.98	1.01	1.03
Net investment loss	(0.44)	(0.29)	(0.56)	(0.54)	(0.57)
Portfolio turnover	104	122	177	195	158
Net assets at end of period (000 omitted)	$424,432	$395,107	$363,412	$499,020	$423,042

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.01	$13.74	$17.74	$13.05	$8.01
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.08)	$(0.14)	$(0.11)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	6.29	2.87	(1.64)	4.80	5.12
Total from investment operations	$6.17	$2.79	$(1.78)	$4.69	$5.04
Less distributions declared to shareholders
From net realized gain on investments	$(0.16)	$(1.52)	$(2.22)	$—	$—
Net asset value, end of period (x)	$21.02	$15.01	$13.74	$17.74	$13.05
Total return (%) (k)(r)(s)(x)	41.22	20.90	(10.49)	35.94	62.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.22	1.23	1.26	1.28
Expenses after expense reductions (f)	1.21	1.22	1.23	1.26	1.28
Net investment loss	(0.69)	(0.53)	(0.80)	(0.79)	(0.82)
Portfolio turnover	104	122	177	195	158
Net assets at end of period (000 omitted)	$578,617	$393,224	$312,589	$324,557	$219,982

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS New Discovery Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

13

MFS New Discovery Series

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,000,245,598	$—	$—	$1,000,245,598
Mutual Funds	670,255	—	—	670,255
Total Investments	$1,000,915,853	$—	$—	$1,000,915,853

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $10,137,079 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

14

MFS New Discovery Series

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$7,635,845	$63,972,122
Long-term capital gains	—	2,944,862
Total distributions	$7,635,845	$66,916,984

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$815,615,500
Gross appreciation	213,130,508
Gross depreciation	(27,830,155)
Net unrealized appreciation (depreciation)	$185,300,353
Undistributed ordinary income	119,667,368
Undistributed long-term capital gain	73,897,647
Other temporary differences	390

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

15

MFS New Discovery Series

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$3,332,796	$32,481,201
Service Class	4,303,049	34,435,783
Total	$7,635,845	$66,916,984

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion	0.80%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $8,735, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $54,066, which equated to 0.0059% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $2,639.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0134% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,505 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,267, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

16

MFS New Discovery Series

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $940,996,583 and $1,044,515,001, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,748,046	$50,534,494	2,746,390	$43,775,613
Service Class	7,289,007	129,448,987	6,587,168	98,896,957
	10,037,053	$179,983,481	9,333,558	$142,672,570
Shares issued in connection with acquisition of SC Invesco Small Cap Growth Fund
Initial Class			3,344,064	$50,696,015
Service Class			978,602	14,170,159
			4,322,666	$64,866,174
Shares issued to shareholders in reinvestment of distributions
Initial Class	170,301	$3,332,796	2,175,566	$32,481,201
Service Class	230,726	4,303,049	2,413,159	34,435,783
	401,027	$7,635,845	4,588,725	$66,916,984
Shares reacquired
Initial Class	(8,824,446)	$(166,822,453)	(8,565,708)	$(133,371,779)
Service Class	(6,183,909)	(111,284,311)	(6,538,410)	(98,062,830)
	(15,008,355)	$(278,106,764)	(15,104,118)	$(231,434,609)
Net change
Initial Class	(5,906,099)	$(112,955,163)	(299,688)	$(6,418,950)
Service Class	1,335,824	22,467,725	3,440,519	49,440,069
	(4,570,275)	$(90,487,438)	3,140,831	$43,021,119

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 3%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $4,213 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS New Discovery Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,899,425	276,634,721	(278,863,891)	670,255

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,920	$670,255

(8)	Acquisitions

At close of business on December 7, 2012, the fund with net assets of approximately $696,346,137, acquired all of the assets and liabilities of SC Invesco Small Cap Growth Fund, a series of Sun Capital Advisers Trust. The purpose of the transaction was to provide shareholders of SC Invesco Small Cap Growth Fund the opportunity to participate in a larger combined portfolio with a similar investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 4,322,666 shares of the fund (valued at approximately $64,866,174) for all of the assets and liabilities of SC Invesco Small Cap Growth Fund. SC Invesco Small Cap Growth Fund then distributed the shares of the fund that SC Invesco Small Cap Growth Fund received from the fund to its shareholders. SC Invesco Small Cap Growth Fund’s investments on that date were valued at approximately $64,381,321 with a cost basis of approximately $63,503,848. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from SC Invesco Small Cap Growth Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

18

MFS New Discovery Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Series (one of the series comprising MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Series as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

19

MFS New Discovery Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

20

MFS New Discovery Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Michael Grossman Thomas Wetherald

21

MFS New Discovery Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

22

MFS New Discovery Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of the MFS Web site (mfs.com).

23

MFS New Discovery Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 30.50% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received reduction.

24

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2013

MFS® UTILITIES SERIES

MFS® Variable Insurance Trust

VUF-ANN

MFS® UTILITIES SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Utilities Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Comcast Corp., “Special A”	4.4%
Energias de Portugal S.A.	2.9%
Kinder Morgan, Inc.	2.8%
NextEra Energy, Inc.	2.7%
Calpine Corp.	2.6%
CMS Energy Corp.	2.6%
NRG Energy, Inc.	2.4%
Northeast Utilities	2.4%
AES Corp.	2.0%
ONEOK, Inc.	1.9%

Top five industries (i)
Utilities-Electric Power	46.4%
Natural Gas-Distribution	10.7%
Natural Gas-Pipeline	10.0%
Cable TV	9.5%
Telecommunications-Wireless	8.5%

Issuer country weightings (i)(x)
United States	69.1%
Portugal	4.9%
Brazil	4.4%
United Kingdom	3.5%
Spain	3.2%
Italy	1.8%
Canada	1.8%
Russia	1.7%
Israel	1.5%
Other Countries	8.1%

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Utilities Series (“fund”) provided a total return of 20.52%, while Service Class shares of the fund provided a total return of 20.21%. These compare with a return of 32.39% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 13.21% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (“S&P Utilities Index”).

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

Individual stocks that dampened performance relative to the S&P Utilities Index included the timing of the fund’s ownership in shares of integrated gas and electricity company Dominion Resources and underweight positions in electric company NextEra, energy infrastructure developer Sempra Energy and natural gas and electric company NiSource. Holdings of electric companies, Cia Energetica de Minas Gerais Cemig (b)(h) (Brazil), Aksa Enerji Uretim (b) (Turkey), Energias Do Brasil (b) (Brazil), and CEZ (b) (Czech Republic), and telecommunications services company Turkcell Iletisim (b) (Turkey) and natural gas pipelines operator Kinder Morgan (b), also hindered relative performance as all six stocks lagged the benchmark during the reporting period.

Contributors to Performance

The fund’s exposure to the cable TV industry, which is not represented in the benchmark, was a primary contributor to performance relative to the S&P Utilities Index. Holdings of cable services providers Comcast (b), Virgin Media (b)(h) and Time Warner Cable (b) aided relative returns as all three stocks significantly outperformed the benchmark over the reporting period. Shares of Virgin Media rose as the company reported positive subscriber growth. Furthermore, Liberty Global acquired Virgin Media at a premium which was a positive for the stock.

Stock selection and, to a lesser extent, an underweight position in the electric power industry was another positive factor for relative results. Underweight positions in electric company Southern Company (h) and power provider FirstEnergy (h), and the timing of the fund’s ownership in shares of utility services company Exelon Corporation (h), benefited relative returns. Holdings of Portuguese integrated utility company Energias de Portugal (b)(h) further supported relative results as the stock outpaced the benchmark during the reporting period. Shares of Energias de Portugal benefited from results that beat consensus estimates due, in part, to a capital gain from the disposal of a gas distribution business in Spain to basic gas infrastructure company Enagas. Additionally, management’s announcement of the securitization of receivables in Portugal further supported performance.

The fund’s exposure to both the energy – independent and wireless communications industries, which are not represented in the benchmark, also supported relative results. Within the energy – independent industry, holdings of strong-performing integrated energy company EQT Corporation (b) boosted relative performance. Within the wireless communications industry, holdings of voice and data communications services company Vodafone Group (b) (United Kingdom) contributed to relative returns as the stock outperformed the benchmark during the reporting period.

3

MFS Utilities Series

Management Review – continued

Elsewhere, holdings of Israeli telecommunications services company Bezeq The Israeli Telecommunication (b) were among the fund’s top relative contributors for the reporting period.

Respectfully,

Maura Shaughnessy

Portfolio Manager

Note to Contract Owners: Robert Persons is no longer a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Utilities Series

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/03/95	20.52%	17.27%	13.43%
Service Class	5/01/00	20.21%	16.97%	13.14%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		32.39%	17.94%	7.41%
Standard & Poor’s 500 Utilities Index (f)		13.21%	10.17%	9.23%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Utilities Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.80%	$1,000.00	$1,098.97	$4.23
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,097.58	$5.55
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Utilities Series

PORTFOLIO OF INVESTMENTS 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 92.7%
Broadcasting – 0.2%
SIRIUS XM Radio, Inc. (a)	197,180	$688,158
Twenty-First Century Fox, Inc.	72,030	2,534,015

		$3,222,173

Cable TV – 9.5%
Astro Malaysia Holdings Berhad	8,499,800	$7,784,888
Comcast Corp., “Special A”	1,313,895	65,537,083
Liberty Global PLC, “A” (a)	190,449	16,948,057
Liberty Global PLC, “C” (a)	163,927	13,822,325
Time Warner Cable, Inc.	186,163	25,225,087
Ziggo N.V.	290,176	13,253,272

		$142,570,712

Energy – Independent – 4.4%
Anadarko Petroleum Corp.	132,640	$10,521,005
Antero Resources Corp. (a)	142,370	9,031,953
Energen Corp.	199,446	14,110,804
EQT Corp.	296,519	26,621,476
Noble Energy, Inc.	74,667	5,085,569
Western Gas Equity Partners LP	11,320	447,253

		$65,818,060

Natural Gas – Distribution – 10.7%
AGL Energy Ltd.	322,340	$4,325,896
AGL Resources, Inc.	144,100	6,805,843
Centrica PLC	1,060,418	6,105,609
China Resources Gas Group Ltd.	2,990,000	10,410,998
Gas Natural SDG S.A.	482,020	12,396,928
GDF SUEZ	730,410	17,177,476
Infraestructura Energetica Nova, S.A. de C.V	655,900	2,620,787
NiSource, Inc.	246,626	8,109,063
ONEOK, Inc.	458,876	28,532,910
Questar Corp.	150,400	3,457,696
Sempra Energy	276,282	24,799,072
Snam Rete Gas S.p.A.	3,384,230	18,930,007
Spectra Energy Corp.	467,017	16,635,146

		$160,307,431

Natural Gas – Pipeline – 9.9%
APA Group	668,654	$3,582,248
Cheniere Energy, Inc. (a)	154,937	6,680,883
Enagas S.A.	854,199	22,321,424
Enbridge, Inc.	345,360	15,088,875
Energy Transfer Equity LP	6,700	547,658
Kinder Morgan, Inc.	1,177,124	42,376,464
ONEOK Partners LP	157,570	8,296,060
SemGroup Corp., “A”	7,500	489,225
TransCanada Corp.	207,660	9,489,119
Williams Cos., Inc.	565,732	21,820,283
Williams Partners LP	374,110	19,027,235

		$149,719,474

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – 0.8%
Ensco PLC, “A”	134,050	$7,664,979
Noble Corp. PLC	137,890	5,166,738

		$12,831,717

Telecommunications – Wireless – 7.5%
American Tower Corp., REIT	329,488	$26,299,732
Cellcom Israel Ltd.	507,327	7,061,992
KDDI Corp.	14,500	890,846
MegaFon OAO, GDR	117,690	3,942,615
Mobile TeleSystems OJSC	169,370	1,689,813
Mobile TeleSystems OJSC, ADR	888,991	19,228,875
SBA Communications Corp. (a)	101,758	9,141,939
Tele2 AB, “B”	446,799	5,060,645
TIM Participacoes S.A., ADR	290,252	7,616,212
Turkcell Iletisim Hizmetleri A.S. (a)	1,830,670	9,668,732
Vodafone Group PLC	5,537,022	21,730,604

		$112,332,005

Telephone Services – 6.7%
Bezeq – The Israel Telecommunication Corp. Ltd.	9,064,261	$15,363,818
CenturyLink, Inc.	326,722	10,406,096
Oi S.A., IPS	1,062,900	1,617,383
Portugal Telecom, SGPS, S.A.	1,075,748	4,676,502
PT Telekomunikasi Indonesia	8,725,500	1,541,481
PT XL Axiata Tbk	10,073,000	4,303,993
Quebecor, Inc., “B”	29,420	732,280
TDC A.S.	1,718,241	16,666,724
Telecom Italia S.p.A. – Savings Shares	8,912,725	6,976,640
Telefonica Brasil S.A., ADR	349,737	6,721,945
Telus Corp.	22,030	758,218
Verizon Communications, Inc.	321,240	15,785,734
Windstream Holdings, Inc.	1,909,260	15,235,895

		$100,786,709

Utilities – Electric Power – 42.9%
AES Corp.	2,054,034	$29,804,033
Aksa Enerji Uretim A.S. (a)	4,294,585	5,155,900
Alliant Energy Corp.	212,010	10,939,716
Ameren Corp.	83,140	3,006,342
American Electric Power Co., Inc.	525,617	24,567,339
Calpine Corp. (a)	1,987,032	38,766,994
Canadian Utilities Ltd.	21,180	711,217
CenterPoint Energy, Inc.	713,004	16,527,433
CEZ A.S.	193,346	5,046,146
Cheung Kong Infrastructure Holdings Ltd.	1,459,000	9,210,122
China Longyuan Power Group	3,654,000	4,726,931
CMS Energy Corp.	1,435,809	38,436,607
Companhia Energetica de Minas Gerais, IPS	2,496,941	14,827,655
Companhia Paranaense de Energia, ADR	357,877	4,702,504
Companhia Paranaense de Energia, IPS	1,005,100	13,006,550
Covanta Holding Corp.	251,190	4,458,622

7

MFS Utilities Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Dominion Resources, Inc.	405,330	$26,220,798
DTE Energy Co.	169,480	11,251,777
Duke Energy Corp.	264,010	18,219,330
Dynegy, Inc. (a)	85,690	1,844,049
E.On Russia JSC	15,987,778	1,149,090
Edison International	594,748	27,536,831
EDP Renovaveis S.A.	4,700,281	24,965,896
ENEL Green Power International B.V.	628,519	1,583,180
Energias de Portugal S.A.	12,042,555	44,233,717
Energias do Brasil S.A.	2,591,800	12,468,763
Great Plains Energy, Inc.	184,266	4,466,608
Infinis Energy PLC (a)	1,058,579	4,093,147
ITC Holdings Corp.	88,284	8,459,373
Light S.A.	568,650	5,331,583
National Grid PLC	365,668	4,771,560
NextEra Energy, Inc.	478,706	40,986,808
Northeast Utilities	845,167	35,826,629
NRG Energy, Inc.	1,272,324	36,541,145
OGE Energy Corp.	602,410	20,421,699
Pinnacle West Capital Corp.	231,820	12,267,914
Portland General Electric Co.	583,550	17,623,210
PPL Corp.	248,051	7,463,855
Public Service Enterprise Group, Inc.	847,891	27,166,428
Red Electrica de Espana	200,132	13,353,091
SSE PLC	594,685	13,491,329

		$645,631,921

Utilities – Water – 0.1%
Aguas Andinas S.A.	1,338,972	$866,146

Total Common Stocks (Identified Cost, $1,191,154,758)		$1,394,086,348

CONVERTIBLE PREFERRED STOCKS – 3.6%
Telecommunications – Wireless – 0.2%
Crown Castle International Corp., “A”, 4.5% (a)	29,810	$2,982,192

Utilities – Electric Power – 3.4%
Dominion Resources, Inc., “A”, 6.125%	154,500	$8,361,540
Dominion Resources, Inc., “B”, 6%	154,920	8,398,213
NextEra Energy, Inc., 5.889%	213,820	12,108,627
PPL Corp., 8.75%	410,269	21,695,025

		$50,563,405

Total Convertible Preferred Stocks (Identified Cost, $51,178,081)		$53,545,597

Issuer	Shares/Par	Value ($)

CONVERTIBLE BONDS – 0.9%
Broadcasting – 0.1%
XM Satellite Radio, Inc., 7%, 2014 (z)	$605,000	$1,175,214

Telecommunications – Wireless – 0.8%
SBA Communications Corp., 4%, 2014	$4,044,807	$11,972,629

Total Convertible Bonds (Identified Cost, $5,641,006)		$13,147,843

BONDS – 0.1%
Asset-Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 8.603%, 2023 (i)(z)	$42,991	$4,729

Utilities – Electric Power – 0.1%
Viridian Group FundCo II, Ltd., 11.125%, 2017 (n)	$1,994,000	$2,188,415

Total Bonds (Identified Cost, $1,949,408)		$2,193,144

	Strike Price	First Exercise
WARRANTS – 0.0%
Natural Gas – Pipeline – 0.0%
Kinder Morgan, Inc. (1 share for 1 warrant) (Identified Cost, $393,854) (a)	$40	2/15/12	78,070	$316,964

MONEY MARKET FUNDS – 2.9%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	43,687,395	$43,687,395

Total Investments (Identified Cost, $1,294,004,502)		$1,506,977,291

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(2,859,334)

Net Assets – 100.0%		$1,504,117,957

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,188,415, representing 0.1% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

8

MFS Utilities Series

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 8.603%, 2023	1/18/02	$1,494	$4,729
XM Satellite Radio, Inc., 7%, 2014	10/21/13-12/19/13	1,187,816	1,175,214
Total Restricted Securities			$1,179,943
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

GDR	Global Depositary Receipt

IPS	International Preference Stock

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

GBP	British Pound

Derivative Contracts at 12/31/13

Forward Foreign Currency Exchange Contracts at 12/31/13

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	Barclays Bank PLC	987,674	1/14/2014-1/17/2014	$1,337,950	$1,358,734	$20,784
BUY	EUR	Deutsche Bank AG	4,406,656	1/17/2014	5,948,035	6,062,194	114,159
BUY	EUR	JPMorgan Chase Bank N.A.	4,336,756	1/17/2014	5,853,442	5,966,034	112,592
BUY	EUR	Merrill Lynch International Bank	1,852,970	1/14/2014	2,514,984	2,549,117	34,133
BUY	EUR	UBS AG	1,232,001	1/17/2014	1,678,549	1,694,852	16,303
SELL	EUR	Barclays Bank PLC	46,367,888	1/17/2014-3/18/2014	63,793,401	63,786,887	6,514
SELL	EUR	Deutsche Bank AG	456,132	1/17/2014	628,371	627,496	875
SELL	EUR	JPMorgan Chase Bank N.A.	446,841	1/17/2014	616,058	614,715	1,343
SELL	EUR	UBS AG	953,549	1/17/2014	1,314,863	1,311,788	3,075
BUY	GBP	Barclays Bank PLC	2,300,000	1/17/2014	3,748,098	3,808,331	60,233

							$370,011

Liability Derivatives
BUY	EUR	Deutsche Bank AG	87,597	1/17/14	$120,918	$120,506	$(412)
BUY	EUR	JPMorgan Chase Bank N.A.	396,007	1/17/14	546,102	544,783	(1,319)
BUY	EUR	UBS AG	526,895	1/17/14	726,218	724,844	(1,374)
SELL	EUR	Credit Suisse Group	552,799	1/17/14	743,559	760,481	(16,922)
SELL	EUR	Deutsche Bank AG	767,495	1/14/14-1/17/14	1,039,387	1,055,836	(16,449)
SELL	EUR	UBS AG	46,236,192	1/17/14	63,604,147	63,606,682	(2,535)
SELL	GBP	Barclays Bank PLC	867,412	1/17/14	1,421,119	1,436,257	(15,138)
SELL	GBP	Citibank N.A.	880,690	1/17/14	1,429,578	1,458,243	(28,665)
SELL	GBP	Credit Suisse Group	8,256,666	1/17/14	13,211,325	13,671,358	(460,033)
SELL	GBP	Deutsche Bank AG	1,847,235	1/17/14	2,976,396	3,058,645	(82,249)
SELL	GBP	JPMorgan Chase Bank N.A.	1,185,855	1/17/14	1,919,443	1,963,534	(44,091)
SELL	GBP	Merrill Lynch International Bank	7,580,855	1/17/14	12,113,146	12,552,352	(439,206)
SELL	GBP	UBS AG	168,106	1/17/14	276,037	278,350	(2,313)

							$(1,110,706)

At December 31, 2013, the fund had cash collateral of $110,000 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

9

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,250,317,107)	$1,463,289,896
Underlying affiliated funds, at cost and value	43,687,395
Total investments, at value (identified cost, $1,294,004,502)	$1,506,977,291
Cash	86,572
Restricted cash	110,000
Receivables for
Forward foreign currency exchange contracts	370,011
Investments sold	2,505,691
Fund shares sold	430,336
Interest and dividends	2,824,483
Other assets	10,497
Total assets		$1,513,314,881
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,110,706
Investments purchased	5,712,587
Fund shares reacquired	2,014,923
Payable to affiliates
Investment adviser	57,542
Shareholder servicing costs	676
Distribution and/or service fees	13,352
Payable for independent Trustees’ compensation	7
Accrued expenses and other liabilities	287,131
Total liabilities		$9,196,924
Net assets		$1,504,117,957
Net assets consist of
Paid-in capital	$1,191,056,861
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	212,257,573
Accumulated net realized gain (loss) on investments and foreign currency	61,032,257
Undistributed net investment income	39,771,266
Net assets		$1,504,117,957
Shares of beneficial interest outstanding		47,585,312

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$525,385,877	16,481,544	$31.88
Service Class	978,732,080	31,103,768	31.47

See Notes to Financial Statements

10

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$58,229,814
Interest	466,778
Dividends from underlying affiliated funds	50,624
Foreign taxes withheld	(2,938,401)
Total investment income		$55,808,815
Expenses
Management fee	$10,578,992
Distribution and/or service fees	2,316,066
Shareholder servicing costs	74,314
Administrative services fee	185,972
Independent Trustees’ compensation	25,467
Custodian fee	344,392
Shareholder communications	173,009
Audit and tax fees	64,404
Legal fees	15,204
Miscellaneous	113,173
Total expenses		$13,890,993
Fees paid indirectly	(106)
Reduction of expenses by investment adviser	(17,264)
Net expenses		$13,873,623
Net investment income		$41,935,192
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$67,918,454
Foreign currency	(6,131,791)
Net realized gain (loss) on investments and foreign currency		$61,786,663
Change in unrealized appreciation (depreciation)
Investments (net of $402,502 decrease in deferred country tax)	$157,196,070
Translation of assets and liabilities in foreign currencies	1,196,217
Net unrealized gain (loss) on investments and foreign currency translation		$158,392,287
Net realized and unrealized gain (loss) on investments and foreign currency		$220,178,950
Change in net assets from operations		$262,114,142

See Notes to Financial Statements

11

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$41,935,192	$39,327,628
Net realized gain (loss) on investments and foreign currency	61,786,663	144,335,375
Net unrealized gain (loss) on investments and foreign currency translation	158,392,287	7,858,172
Change in net assets from operations	$262,114,142	$191,521,175
Distributions declared to shareholders
From net investment income	$(31,581,445)	$(83,800,084)
From net realized gain on investments	(27,011,737)	—
Total distributions declared to shareholders	$(58,593,182)	$(83,800,084)
Change in net assets from fund share transactions	$(13,283,774)	$(784,544,229)
Total change in net assets	$190,237,186	$(676,823,138)
Net assets
At beginning of period	1,313,880,771	1,990,703,909
At end of period (including undistributed net investment income of $39,771,266 and $34,775,412, respectively)	$1,504,117,957	$1,313,880,771

See Notes to Financial Statements

12

MFS Utilities Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$27.61	$26.08	$25.27	$22.92	$18.21
Income (loss) from investment operations
Net investment income (d)	$0.94	$0.84	$0.97	$0.79	$0.80
Net realized and unrealized gain (loss) on investments and foreign currency	4.64	2.57	0.70	2.29	4.90
Total from investment operations	$5.58	$3.41	$1.67	$3.08	$5.70
Less distributions declared to shareholders
From net investment income	$(0.73)	$(1.88)	$(0.86)	$(0.73)	$(0.99)
From net realized gain on investments	(0.58)	—	—	—	—
Total distributions declared to shareholders	$(1.31)	$(1.88)	$(0.86)	$(0.73)	$(0.99)
Net asset value, end of period (x)	$31.88	$27.61	$26.08	$25.27	$22.92
Total return (%) (k)(r)(s)(x)	20.60	13.40	6.78	13.81	33.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.82	0.80	0.81	0.83
Expenses after expense reductions (f)	0.80	0.82	0.80	0.81	0.83
Net investment income	3.07	3.11	3.71	3.47	4.11
Portfolio turnover	50	51	53	56	70
Net assets at end of period (000 omitted)	$525,386	$476,685	$532,447	$541,653	$564,822

See Notes to Financial Statements

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MFS Utilities Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$27.27	$25.73	$24.95	$22.65	$17.98
Income (loss) from investment operations
Net investment income (d)	$0.85	$0.71	$0.89	$0.73	$0.73
Net realized and unrealized gain (loss) on investments and foreign currency	4.58	2.59	0.70	2.25	4.86
Total from investment operations	$5.43	$3.30	$1.59	$2.98	$5.59
Less distributions declared to shareholders
From net investment income	$(0.65)	$(1.76)	$(0.81)	$(0.68)	$(0.92)
From net realized gain on investments	(0.58)	—	—	—	—
Total distributions declared to shareholders	$(1.23)	$(1.76)	$(0.81)	$(0.68)	$(0.92)
Net asset value, end of period (x)	$31.47	$27.27	$25.73	$24.95	$22.65
Total return (%) (k)(r)(s)(x)	20.30	13.13	6.51	13.51	33.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.07	1.05	1.06	1.08
Expenses after expense reductions (f)	1.05	1.07	1.05	1.06	1.07
Net investment income	2.82	2.66	3.45	3.23	3.83
Portfolio turnover	50	51	53	56	70
Net assets at end of period (000 omitted)	$978,732	$837,196	$1,458,257	$1,335,305	$1,209,765

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Utilities Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in

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good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$984,517,537	$—	$—	$984,517,537
Portugal	73,876,115	—	—	73,876,115
Brazil	66,292,595	—	—	66,292,595
United Kingdom	50,192,249	—	—	50,192,249
Spain	48,071,443	—	—	48,071,443
Italy	27,489,827	—	—	27,489,827
Canada	26,779,709	—	—	26,779,709
Russia	23,171,490	2,838,903	—	26,010,393
Israel	22,425,810	—	—	22,425,810
Other Countries	112,520,154	9,773,077	—	122,293,231
U.S. Corporate Bonds	—	13,147,843	—	13,147,843
Commercial Mortgage-Backed Securities	—	4,729	—	4,729
Foreign Bonds	—	2,188,415	—	2,188,415
Mutual Funds	43,687,395	—	—	43,687,395
Total Investments	$1,479,024,324	$27,952,967	$—	$1,506,977,291

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(740,695)	$—	$(740,695)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $5,046,146 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $275,868,736 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

16

MFS Utilities Series

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$370,011	$(1,110,706)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$(5,698,305)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$1,182,303

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

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MFS Utilities Series

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open

18

MFS Utilities Series

Notes to Financial Statements – continued

tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, derivative transactions and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal year is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$31,581,445	$83,800,084
Long-term capital gain	27,011,737	—
Total distributions	$58,593,182	$83,800,084

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$1,305,485,925
Gross appreciation	248,504,796
Gross depreciation	(47,013,430)
Net unrealized appreciation (depreciation)	$201,491,366
Undistributed ordinary income	69,822,186
Undistributed long-term capital gain	42,204,805
Other temporary differences	(457,261)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$11,928,524	$32,043,181	$9,523,396	$—
Service Class	19,652,921	51,756,903	17,488,341	—
Total	$31,581,445	$83,800,084	$27,011,737	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $13,631, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.73% of the fund’s average daily net assets.

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MFS Utilities Series

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $71,764, which equated to 0.0050% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $2,550.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0129% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,941 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,633, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $687,627,784 and $732,299,328, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,196,740	$36,397,677	1,205,463	$32,393,893
Service Class	4,758,466	143,245,859	5,668,595	150,451,311
	5,955,206	$179,643,536	6,874,058	$182,845,204
Shares issued to shareholders in reinvestment of distributions
Initial Class	731,399	$21,451,920	1,213,297	$32,043,181
Service Class	1,281,617	37,141,262	1,982,264	51,756,903
	2,013,016	$58,593,182	3,195,561	$83,800,084

20

MFS Utilities Series

Notes to Financial Statements – continued

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(2,710,242)	$(82,329,568)	(5,573,608)	$(151,398,917)
Service Class	(5,635,990)	(169,190,924)	(33,627,625)	(899,790,600)
	(8,346,232)	$(251,520,492)	(39,201,233)	$(1,051,189,517)
Net change
Initial Class	(782,103)	$(24,479,971)	(3,154,848)	$(86,961,843)
Service Class	404,093	11,196,197	(25,976,766)	(697,582,386)
	(378,010)	$(13,283,774)	(29,131,614)	$(784,544,229)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $6,611 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	26,523,815	349,533,277	(332,369,697)	43,687,395

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$50,624	$43,687,395

21

MFS Utilities Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (one of the series comprising MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

22

MFS Utilities Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

23

MFS Utilities Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Maura Shaughnessy

24

MFS Utilities Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Utilities Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of the MFS Web site (mfs.com).

26

MFS Utilities Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $29,713,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders 71.63% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2013

MFS® CORE EQUITY SERIES

MFS® Variable Insurance Trust

VVS-ANN

MFS® CORE EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Core Equity Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Exxon Mobil Corp.	3.1%
Apple, Inc.	2.3%
Hewlett-Packard Co.	1.9%
Google, Inc., “A”	1.8%
ACE Ltd.	1.6%
MetLife, Inc.	1.4%
Procter & Gamble Co.	1.4%
Pfizer, Inc.	1.4%
Wells Fargo & Co.	1.4%
JPMorgan Chase & Co.	1.3%

Equity sectors (i)
Financial Services	18.2%
Technology	15.3%
Health Care	12.5%
Energy	9.0%
Industrial Goods & Services	7.3%
Retailing	6.6%
Consumer Staples	6.6%
Leisure	6.5%
Utilities & Communications	5.4%
Special Products & Services	3.6%
Basic Materials	3.5%
Autos & Housing	2.8%
Transportation	2.1%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Core Equity Series (“fund”) provided a total return of 34.60%, while Service Class shares of the fund provided a total return of 34.23%. These compare with a return of 33.55% over the same period for the fund’s benchmark, the Russell 3000 Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

Strong stock selection in the health care sector contributed to performance relative to the Russell 3000 Index. Holdings of specialty pharmaceutical company Valeant Pharmaceuticals (b) boosted returns as the stock appreciated throughout the period with the help of some key acquisitions, most notably, their acquisition of Bausch and Lomb.

Stock selection was also a positive factor for relative performance in both the special products & services and financial services sectors. Within special products & services, overweight positions in payment solutions provider FleetCor Technologies and online travel company Priceline.com aided relative results. Shares of FleetCor Technologies rose steadily throughout the period as the company enjoyed strong organic revenue growth across all lines of business and solid operating margin performance. Much of the growth was attributable to acquisitions made by the company back in 2011 that began to be realized in earnings during 2013. Within financial services, an overweight position in insurance company MetLife was a top relative contributor.

Elsewhere, overweight positions in transportation services company Swift Transportation, computer products and services provider Hewlett-Packard, merchandising software company ChannelAdvisor, casino resorts operator Wynn Resorts and automotive parts manufacturer Delphi Automotive boosted relative performance. The timing of ownership in shares of diversified technology products and services company International Business Machines (IBM) (h) was also a positive factor for relative returns. Shares of IBM declined steadily throughout the reporting period because of soft demand in emerging markets, primarily China.

Detractors from Performance

Weak stock selection in the technology sector hurt relative performance during the reporting period. Overweight positions in semiconductor company Altera, cloud computing services company Rackspace Hosting (h) and enterprise and online service provider Citrix Systems detracted from relative results. Shares of Citrix plummeted late in the reporting period as the stock suffered from decreased demand in their mobile and desktop businesses and a subdued macro environment. The fund’s holdings of computer and personal electronics maker Apple also held back relative performance as the stock underperformed the benchmark.

Stock selection in the industrial goods & services sector was another negative factor for relative performance, led by the fund’s overweight position in weak-performing mining equipment manufacturer Joy Global.

Elsewhere, overweight positions in apartment real estate investment trust Mid-America Apartment Communities, integrated oil & gas company Exxon Mobil, outlet shopping center real estate investment trust Tanger Factory Outlet Centers and general merchandise retailer Target weakened relative returns.

3

MFS Core Equity Series

Management Review – continued

The fund’s cash and/or cash equivalents position during the period also held back relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Core Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	8/14/96	34.60%	19.17%	7.78%
Service Class	5/01/00	34.23%	18.88%	7.50%

Comparative benchmark
Russell 3000 Index (f)		33.55%	18.71%	7.88%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.90%	$1,000.00	$1,169.99	$4.92
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,168.03	$6.28
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Core Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.4%
Aerospace – 3.1%
Honeywell International, Inc.	8,680	$793,079
Precision Castparts Corp.	2,132	574,148
United Technologies Corp.	6,430	731,734

		$2,098,961

Alcoholic Beverages – 0.3%
Constellation Brands, Inc., “A” (a)	2,420	$170,320

Apparel Manufacturers – 1.6%
Guess?, Inc.	4,700	$146,029
Michael Kors Holdings Ltd. (a)	1,820	147,766
NIKE, Inc., “B”	4,090	321,638
PVH Corp.	1,685	229,194
VF Corp.	3,524	219,686

		$1,064,313

Automotive – 2.0%
Delphi Automotive PLC	7,770	$467,210
General Motors Co. (a)	14,220	581,171
Johnson Controls, Inc.	5,460	280,098

		$1,328,479

Biotechnology – 1.7%
Alexion Pharmaceuticals, Inc. (a)	1,660	$220,880
Biogen Idec, Inc. (a)	1,743	487,604
Gilead Sciences, Inc. (a)	5,650	424,598
Illumina, Inc. (a)	350	38,717

		$1,171,799

Broadcasting – 3.0%
RetailMeNot, Inc. (a)	15,210	$437,896
Time Warner, Inc.	4,960	345,811
Twenty-First Century Fox, Inc.	23,970	843,265
Walt Disney Co.	4,730	361,372

		$1,988,344

Brokerage & Asset Managers – 1.8%
Affiliated Managers Group, Inc. (a)	652	$141,406
BlackRock, Inc.	646	204,440
Franklin Resources, Inc.	4,065	234,672
FXCM, Inc., “A”	6,020	107,397
IntercontinentalExchange Group, Inc.	1,311	294,870
NASDAQ OMX Group, Inc.	5,143	204,691

		$1,187,476

Business Services – 1.7%
Accenture PLC, “A”	3,140	$258,171
Bright Horizons Family Solutions, Inc. (a)	5,480	201,335
Fidelity National Information Services, Inc.	6,400	343,552
FleetCor Technologies, Inc. (a)	1,620	189,815
Forrester Research, Inc.	3,150	120,519

		$1,113,392

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Cable TV – 1.4%
Comcast Corp., “Special A”	11,870	$592,076
Time Warner Cable, Inc.	2,620	355,010

		$947,086

Chemicals – 1.5%
Agrium, Inc.	2,300	$210,394
Celanese Corp.	5,160	285,400
LyondellBasell Industries N.V., “A”	3,500	280,980
Monsanto Co.	2,159	251,631

		$1,028,405

Computer Software – 3.7%
Check Point Software Technologies Ltd. (a)	9,570	$617,456
Citrix Systems, Inc. (a)	6,030	381,398
Microsoft Corp.	2,270	84,966
Oracle Corp.	11,620	444,581
Qlik Technologies, Inc. (a)	11,480	305,712
Salesforce.com, Inc. (a)	6,087	335,942
Symantec Corp.	14,530	342,617

		$2,512,672

Computer Software – Systems – 6.4%
Apple, Inc.	2,789	$1,564,936
EMC Corp.	19,450	489,168
Hewlett-Packard Co.	46,130	1,290,717
NCR Corp. (a)	3,020	102,861
SS&C Technologies Holdings, Inc. (a)	7,330	324,426
Vantiv, Inc., “A” (a)	15,660	510,673

		$4,282,781

Construction – 0.8%
Pool Corp.	1,540	$89,536
Sherwin-Williams Co.	1,535	281,673
Stanley Black & Decker, Inc.	1,960	158,152

		$529,361

Consumer Products – 2.4%
Colgate-Palmolive Co.	7,299	$475,968
Newell Rubbermaid, Inc.	6,620	214,554
Procter & Gamble Co.	11,420	929,702

		$1,620,224

Consumer Services – 1.9%
Grand Canyon Education, Inc. (a)	2,380	$103,768
HomeAway, Inc. (a)	9,910	405,121
ITT Educational Services, Inc. (a)	3,000	100,740
Priceline.com, Inc. (a)	592	688,141

		$1,297,770

Containers – 0.4%
Crown Holdings, Inc. (a)	1,940	$86,466
Packaging Corp. of America	3,250	205,660

		$292,126

7

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 1.5%
AMETEK, Inc.	4,675	$246,232
Danaher Corp.	4,630	357,436
Sensata Technologies Holding B.V. (a)	7,410	287,286
W.W. Grainger, Inc.	410	104,722

		$995,676

Electronics – 1.9%
Altera Corp.	13,910	$452,492
KLA-Tencor Corp.	5,080	327,457
Microchip Technology, Inc.	11,930	533,868

		$1,313,817

Energy – Independent – 3.8%
Anadarko Petroleum Corp.	3,120	$247,478
Antero Resources Corp. (a)	1,620	102,773
Athlon Energy, Inc. (a)	2,100	63,525
Cabot Oil & Gas Corp.	3,910	151,552
Concho Resources, Inc. (a)	920	99,360
CONSOL Energy, Inc.	1,370	52,115
EOG Resources, Inc.	1,256	210,807
EQT Corp.	770	69,131
Goodrich Petroleum Corp. (a)	3,730	63,485
Gulfport Energy Corp. (a)	1,650	104,198
Marathon Petroleum Corp.	7,280	667,794
Noble Energy, Inc.	4,832	329,108
PDC Energy, Inc. (a)	890	47,366
Peabody Energy Corp.	1,490	29,100
Pioneer Natural Resources Co.	1,710	314,760

		$2,552,552

Energy – Integrated – 3.7%
Exxon Mobil Corp. (s)	20,580	$2,082,696
Hess Corp.	5,050	419,150

		$2,501,846

Entertainment – 0.2%
Cinemark Holdings, Inc.	4,020	$133,987

Food & Beverages – 2.8%
Coca-Cola Co.	18,280	$755,147
Coca-Cola Enterprises, Inc.	3,910	172,548
General Mills, Inc.	6,130	305,948
Mead Johnson Nutrition Co., “A”	2,020	169,195
Mondelez International, Inc.	13,000	458,900

		$1,861,738

Food & Drug Stores – 1.1%
CVS Caremark Corp.	7,710	$551,805
Fairway Group Holdings Corp. (a)	9,610	174,133

		$725,938

Gaming & Lodging – 0.8%
Wynn Resorts Ltd.	2,892	$561,655

General Merchandise – 1.5%
Kohl’s Corp.	6,330	$359,228
Target Corp.	10,460	661,804

		$1,021,032

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Health Maintenance Organizations – 0.8%
Aetna, Inc.	5,570	$382,046
UnitedHealth Group, Inc.	1,880	141,564

		$523,610

Insurance – 4.5%
ACE Ltd.	10,660	$1,103,630
American International Group, Inc.	16,270	830,584
MetLife, Inc.	17,340	934,973
Third Point Reinsurance Ltd. (a)	8,590	159,173

		$3,028,360

Internet – 3.1%
ChannelAdvisor Corp. (a)	3,900	$162,669
eBay, Inc. (a)	6,350	348,552
Facebook, Inc., “A” (a)	5,710	312,109
Google, Inc., “A” (a)	1,110	1,243,988

		$2,067,318

Machinery & Tools – 2.7%
Allison Transmission Holdings, Inc.	6,250	$172,563
Eaton Corp. PLC	5,820	443,018
Joy Global, Inc.	6,050	353,865
Kennametal, Inc.	4,070	211,925
Roper Industries, Inc.	4,699	651,657

		$1,833,028

Major Banks – 4.1%
Goldman Sachs Group, Inc.	1,575	$279,185
JPMorgan Chase & Co. (s)	15,320	895,914
Morgan Stanley	10,830	339,629
State Street Corp.	4,550	333,925
Wells Fargo & Co.	20,100	912,540

		$2,761,193

Medical & Health Technology & Services – 1.1%
Catamaran Corp. (a)	3,010	$142,915
Cerner Corp. (a)	1,600	89,184
Express Scripts Holding Co. (a)	6,020	422,845
Henry Schein, Inc. (a)	1,030	117,688

		$772,632

Medical Equipment – 4.0%
Abbott Laboratories	16,320	$625,546
AtriCure, Inc. (a)	6,370	118,992
Cooper Cos., Inc.	2,802	347,000
Covidien PLC	7,920	539,352
DexCom, Inc. (a)	1,000	35,410
Endologix, Inc. (a)	3,500	61,040
GenMark Diagnostics, Inc. (a)	5,040	67,082
Heartware International, Inc. (a)	1,230	115,571
Sirona Dental Systems, Inc. (a)	1,260	88,452
Stryker Corp.	4,720	354,661
TearLab Corp. (a)	5,970	55,760
Thermo Fisher Scientific, Inc.	2,740	305,099

		$2,713,965

8

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – 0.4%
First Quantum Minerals Ltd.	7,000	$126,129
Lundin Mining Corp. (a)	29,470	127,618

		$253,747

Natural Gas – Distribution – 0.2%
Spectra Energy Corp.	4,320	$153,878

Natural Gas – Pipeline – 0.6%
Enbridge, Inc.	6,040	$263,827
Kinder Morgan, Inc.	4,100	147,600

		$411,427

Network & Telecom – 0.2%
Juniper Networks, Inc. (a)	3,420	$77,189
Qualcomm, Inc.	860	63,855

		$141,044

Oil Services – 1.5%
Cameron International Corp. (a)	6,130	$364,919
Dresser-Rand Group, Inc. (a)	1,150	68,575
Halliburton Co.	7,740	392,805
Schlumberger Ltd.	2,150	193,737

		$1,020,036

Other Banks & Diversified Financials – 5.0%
American Express Co.	3,930	$356,569
BB&T Corp.	6,960	259,747
Cathay General Bancorp, Inc.	5,840	156,103
Citigroup, Inc.	15,660	816,043
EuroDekania Ltd. (z)	50,820	47,191
Fifth Third Bancorp	21,620	454,669
PrivateBancorp, Inc.	13,310	385,058
TCF Financial Corp.	12,460	202,475
Visa, Inc., “A”	3,188	709,904

		$3,387,759

Pharmaceuticals – 4.8%
Actavis PLC (a)	1,620	$272,160
Bristol-Myers Squibb Co.	8,490	451,244
Endo Health Solutions, Inc. (a)	3,130	211,150
Mylan, Inc. (a)	3,600	156,240
Perrigo Co. PLC	2,015	309,222
Pfizer, Inc.	30,109	922,239
Valeant Pharmaceuticals International, Inc. (a)	5,340	626,916
Zoetis, Inc.	8,310	271,654

		$3,220,825

Railroad & Shipping – 1.1%
Canadian Pacific Railway Ltd.	1,314	$198,834
Diana Shipping, Inc. (a)	9,940	132,103
Union Pacific Corp.	2,421	406,728

		$737,665

Real Estate – 2.9%
Digital Realty Trust, Inc., REIT	6,540	$321,245
Equity Lifestyle Properties, Inc., REIT	9,090	329,331

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – continued
Mid-America Apartment Communities, Inc., REIT	6,850	$416,069
Public Storage, Inc., REIT	800	120,416
Tanger Factory Outlet Centers, Inc., REIT	10,310	330,126
Weyerhaeuser Co., REIT	13,080	412,936

		$1,930,123

Restaurants – 1.1%
McDonald’s Corp.	3,127	$303,413
YUM! Brands, Inc.	6,030	455,928

		$759,341

Specialty Chemicals – 1.1%
FMC Corp.	4,820	$363,717
W.R. Grace & Co. (a)	4,080	403,390

		$767,107

Specialty Stores – 2.5%
AutoZone, Inc. (a)	892	$426,322
Bed Bath & Beyond, Inc. (a)	4,940	396,682
Children’s Place Retail Stores, Inc. (a)	3,540	201,674
Dick’s Sporting Goods, Inc.	6,670	387,527
Sally Beauty Holdings, Inc. (a)	8,040	243,049

		$1,655,254

Telecommunications – Wireless – 0.9%
American Tower Corp., REIT	7,700	$614,614

Telephone Services – 1.3%
Verizon Communications, Inc.	18,050	$886,977

Tobacco – 1.2%
Lorillard, Inc.	3,380	$171,298
Philip Morris International, Inc.	7,090	617,752

		$789,050

Trucking – 1.0%
Expeditors International of Washington, Inc.	7,130	$315,503
Swift Transportation Co. (a)	16,690	370,685

		$686,188

Utilities – Electric Power – 2.3%
AES Corp.	10,210	$148,147
American Electric Power Co., Inc.	4,960	231,830
Calpine Corp. (a)	10,030	195,685
CMS Energy Corp.	8,840	236,647
Dominion Resources, Inc.	2,240	144,906
Edison International	4,010	185,663
Great Plains Energy, Inc.	8,010	194,162
NextEra Energy, Inc.	1,470	125,861
NRG Yield, Inc.	820	32,808
PG&E Corp.	1,530	61,628

		$1,557,337

Total Common Stocks (Identified Cost, $52,719,972)		$66,974,228

9

MFS Core Equity Series

Portfolio of Investments – continued

Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)

CALL OPTIONS PURCHASED – 0.0%
Business Services – 0.0%
Equinix, Inc. – June 2014 @ $190 (Identified Cost, $3,279)	3	$2,520

Issuer	Shares/Par
MONEY MARKET FUNDS – 1.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	704,325	$704,325

Total Investments (Identified Cost, $53,427,576)		$67,681,073

OTHER ASSETS, LESS LIABILITIES – (0.4)%		(269,745)

Net Assets – 100.0%		$67,411,328

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
EuroDekania Ltd.	6/25/07	$737,167	$47,191
% of Net assets			0.1%

At December 31, 2013, the fund had cash collateral of $1,644 and other liquid securities with an aggregate value of $605,768 to cover any commitments for securities sold short and certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $52,723,251)	$66,976,748
Underlying affiliated funds, at cost and value	704,325
Total investments, at value (identified cost, $53,427,576)	$67,681,073
Deposits with brokers	1,644
Receivables for
Fund shares sold	8,921
Dividends	50,612
Receivable from investment adviser	2,631
Other assets	755
Total assets		$67,745,636
Liabilities
Payables for
Investments purchased	$35,702
Fund shares reacquired	239,698
Payable to affiliates
Shareholder servicing costs	161
Distribution and/or service fees	60
Payable for independent Trustees’ compensation	7
Accrued expenses and other liabilities	58,680
Total liabilities		$334,308
Net assets		$67,411,328
Net assets consist of
Paid-in capital	$60,156,462
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	14,253,497
Accumulated net realized gain (loss) on investments and foreign currency	(7,493,220)
Undistributed net investment income	494,589
Net assets		$67,411,328
Shares of beneficial interest outstanding		2,862,082

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$63,166,296	2,681,303	$23.56
Service Class	4,245,032	180,779	23.48

See Notes to Financial Statements

11

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$1,073,911
Interest	1,877
Dividends from underlying affiliated funds	670
Foreign taxes withheld	(2,808)
Total investment income		$1,073,650
Expenses
Management fee	$471,296
Distribution and/or service fees	9,700
Shareholder servicing costs	14,016
Administrative services fee	19,039
Independent Trustees’ compensation	2,643
Custodian fee	16,612
Shareholder communications	28,613
Audit and tax fees	55,378
Legal fees	619
Dividend and interest expense on securities sold short	2,142
Miscellaneous	18,258
Total expenses		$638,316
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(60,630)
Net expenses		$577,685
Net investment income		$495,965
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$9,199,218
Written options	3,315
Securities sold short	(76,468)
Foreign currency	(32)
Net realized gain (loss) on investments and foreign currency		$9,126,033
Change in unrealized appreciation (depreciation)
Investments	$8,865,500
Written options	(3,180)
Securities sold short	9,067
Translation of assets and liabilities in foreign currencies	25
Net unrealized gain (loss) on investments and foreign currency translation		$8,871,412
Net realized and unrealized gain (loss) on investments and foreign currency		$17,997,445
Change in net assets from operations		$18,493,410

See Notes to Financial Statements

12

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$495,965	$616,884
Net realized gain (loss) on investments and foreign currency	9,126,033	4,753,714
Net unrealized gain (loss) on investments and foreign currency translation	8,871,412	3,550,454
Change in net assets from operations	$18,493,410	$8,921,052
Distributions declared to shareholders
From net investment income	$(618,002)	$(445,589)
Change in net assets from fund share transactions	$(7,406,477)	$(9,541,139)
Total change in net assets	$10,468,931	$(1,065,676)
Net assets
At beginning of period	56,942,397	58,008,073
At end of period (including undistributed net investment income of $494,589 and $616,442, respectively)	$67,411,328	$56,942,397

See Notes to Financial Statements

13

MFS Core Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.68	$15.33	$15.65	$13.49	$10.38
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.18	$0.11	$0.13	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	5.92	2.30	(0.28)	2.18	3.16
Total from investment operations	$6.09	$2.48	$(0.17)	$2.31	$3.30
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.13)	$(0.15)	$(0.15)	$(0.19)
Net asset value, end of period (x)	$23.56	$17.68	$15.33	$15.65	$13.49
Total return (%) (k)(r)(s)(x)	34.60	16.23	(1.02)	17.21	32.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.00	1.01	1.01
Expenses after expense reductions (f)	0.90	0.90	0.91	0.91	0.90
Net investment income	0.80	1.05	0.72	0.93	1.20
Portfolio turnover	57	64	68	69	90
Net assets at end of period (000 omitted)	$63,166	$53,504	$54,471	$62,602	$61,856
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.90	0.90	0.90	0.90	0.90

See Notes to Financial Statements

14

MFS Core Equity Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.63	$15.28	$15.59	$13.45	$10.32
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.14	$0.07	$0.09	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	5.90	2.29	(0.27)	2.17	3.17
Total from investment operations	$6.01	$2.43	$(0.20)	$2.26	$3.28
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.08)	$(0.11)	$(0.12)	$(0.15)
Net asset value, end of period (x)	$23.48	$17.63	$15.28	$15.59	$13.45
Total return (%) (k)(r)(s)(x)	34.23	15.95	(1.28)	16.86	32.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.25	1.25	1.26	1.26
Expenses after expense reductions (f)	1.15	1.15	1.16	1.16	1.15
Net investment income	0.55	0.81	0.47	0.67	0.95
Portfolio turnover	57	64	68	69	90
Net assets at end of period (000 omitted)	$4,245	$3,438	$3,537	$4,623	$4,783
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.15	1.15	1.15	1.15	1.15

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Core Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from

16

MFS Core Equity Series

Notes to Financial Statements – continued

third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$64,483,365	$—	$—	$64,483,365
Canada	1,696,633	—	—	1,696,633
Israel	617,456	—	—	617,456
Greece	132,103	—	—	132,103
United Kingdom	—	—	47,191	47,191
Mutual Funds	704,325	—	—	704,325
Total Investments	$67,633,882	$—	$47,191	$67,681,073

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/12	$65,906
Change in unrealized appreciation (depreciation)	(18,715)
Balance as of 12/31/13	$47,191

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2013 is $(18,715).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or

17

MFS Core Equity Series

Notes to Financial Statements – continued

eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Equity	Purchased Equity Options	$2,520

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(6,826)	$3,315

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$3,068	$(3,180)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is

18

MFS Core Equity Series

Notes to Financial Statements – continued

considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended December 31, 2013:

	Number of contracts	Premiums received
Outstanding, beginning of period	75	$32,000
Options written	62	3,583
Options closed	(75)	(32,000)
Options exercised	(15)	(604)
Options expired	(47)	(2,979)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2013, this expense amounted to $2,142. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2013, the fund had no short sales outstanding.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon

19

MFS Core Equity Series

Notes to Financial Statements – continued

investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2013, there were no significant adjustments due to differences between book and tax.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$618,002	$445,589

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$53,435,987
Gross appreciation	15,387,062
Gross depreciation	(1,141,976)
Net unrealized appreciation (depreciation)	$14,245,086
Undistributed ordinary income	494,589
Capital loss carryforwards	(7,474,349)
Other temporary differences	(10,460)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or

20

MFS Core Equity Series

Notes to Financial Statements – continued

long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/17	$(7,474,349)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$587,561	$428,757
Service Class	30,441	16,832
Total	$618,002	$445,589

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $597, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, this reduction amounted to $59,876 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $13,477, which equated to 0.0214% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $539.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0303% of the fund’s average daily net assets.

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MFS Core Equity Series

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $385 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $157, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, aggregated $35,117,468 and $42,669,439, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	378,017	$7,890,348	320,287	$5,394,125
Service Class	28,308	593,152	11,414	193,883
	406,325	$8,483,500	331,701	$5,588,008
Shares issued to shareholders in reinvestment of distributions
Initial Class	28,006	$587,561	25,236	$428,757
Service Class	1,454	30,441	992	16,832
	29,460	$618,002	26,228	$445,589
Shares reacquired
Initial Class	(751,219)	$(15,580,081)	(872,197)	$(14,755,256)
Service Class	(44,031)	(927,898)	(48,838)	(819,480)
	(795,250)	$(16,507,979)	(921,035)	$(15,574,736)
Net change
Initial Class	(345,196)	$(7,102,172)	(526,674)	$(8,932,374)
Service Class	(14,269)	(304,305)	(36,432)	(608,765)
	(359,465)	$(7,406,477)	(563,106)	$(9,541,139)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $288 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

22

MFS Core Equity Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	353,894	15,972,143	(15,621,712)	704,325

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$670	$704,325

23

MFS Core Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Core Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Series (one of the series comprising MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Series as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

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MFS Core Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

25

MFS Core Equity Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph MacDougall

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MFS Core Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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MFS Core Equity Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of the MFS Web site (mfs.com).

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MFS Core Equity Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

ANNUAL REPORT

December 31, 2013

MFS® RESEARCH BOND SERIES

MFS® Variable Insurance Trust

VFB-ANN

MFS® RESEARCH BOND SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Bond Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research Bond Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	36.4%
Mortgage-Backed Securities	17.9%
U.S. Treasury Securities	11.1%
Commercial Mortgage-Backed Securities	8.9%
High Yield Corporates	6.3%
Emerging Markets Bonds	4.0%
Asset-Backed Securities	2.5%
U.S. Government Agencies	2.3%
Collateralized Debt Obligations	0.8%
Non-U.S. Government Bonds	0.7%
Municipal Bonds	0.2%
Residential Mortgage-Backed Securities	0.1%

Composition including fixed income credit quality (a)(i)
AAA	5.6%
AA	1.9%
A	13.7%
BBB	29.4%
BB	6.3%
B	3.0%
CCC (o)	0.0%
CC (o)	0.0%
C (o)	0.0%
D (o)	0.0%
U.S. Government	17.0%
Federal Agencies	20.2%
Not Rated	(5.9)%
Cash & Other	8.8%

Portfolio facts (i)
Average Duration (d)	5.0
Average Effective Maturity (m)	7.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Bond Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Research Bond Series (“fund”) provided a total return of –1.03%, while Service Class shares of the fund provided a total return of –1.29%. These compare with a return of –2.02% over the same period for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

The fund’s greater exposure to the financial, banking and industrial sectors benefited performance relative to the Barclays U.S. Aggregate Bond Index as these market segments posted strong returns over the reporting period.

Credit quality, primarily the fund’s greater exposure to “BBB” and “BB” rated (r) bonds was another primary contributor to relative performance as bonds in these credit quality segments outperformed over the reporting period.

The portion of the fund’s return derived from yield, which was greater than that of the benchmark, also benefited relative performance.

Detractors from Performance

The fund’s positioning in supranational securities held back the fund’s relative performance over the reporting period.

Respectfully,

Joshua Marston	Robert Persons	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Research Bond Series

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/24/95	(1.03)%	7.20%	4.90%
Service Class	5/01/00	(1.29)%	6.93%	4.63%

Comparative benchmark
Barclays U.S. Aggregate Bond Index (f)		(2.02)%	4.44%	4.55%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Research Bond Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.53%	$1,000.00	$1,014.49	$2.69
	Hypothetical (h)	0.53%	$1,000.00	$1,022.53	$2.70
Service Class	Actual	0.78%	$1,000.00	$1,013.01	$3.96
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS Research Bond Series

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 96.2%
Aerospace – 0.2%
Bombardier, Inc., 7.75%, 2020 (n)	$6,535,000	$7,417,225

Apparel Manufacturers – 0.1%
PVH Corp., 7.375%, 2020	$1,455,000	$1,602,319
PVH Corp., 4.5%, 2022	60,000	56,850

		$1,659,169

Asset-Backed & Securitized – 12.2%
Ameriquest Mortgage Securities, Inc., “M1”, FRN, 0.634%, 2035	$2,800,000	$2,565,494
ARI Fleet Lease Trust, “A”, FRN, 0.716%, 2020 (n)	799,627	801,182
ARI Fleet Lease Trust, “A”, FRN, 0.466%, 2021 (n)	1,300,962	1,299,397
Babson Ltd., CLO, “A1”, FRN, 0.492%, 2019 (n)	876,113	870,217
Banc of America Commercial Mortgage, Inc., 5.337%, 2043 (n)	2,801,036	3,020,853
Banc of America Commercial Mortgage, Inc., FRN, 5.616%, 2049 (n)	637,169	700,898
Banc of America Large Loan, Inc., FRN, 5.325%, 2044 (n)	8,700,365	9,314,045
Bayview Commercial Asset Trust, FRN, 0.037%, 2036 (i)(z)	357,797	705
Bayview Commercial Asset Trust, FRN, 0%, 2036 (i)(z)	262,969	2,430
Bayview Commercial Asset Trust, FRN, 0%, 2036 (i)(z)	688,295	15,899
Bayview Commercial Asset Trust, FRN, 0%, 2036 (i)(z)	343,631	9,511
Bayview Commercial Asset Trust, FRN, 3.967%, 2037 (i)(z)	800,134	14,002
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	20,720	20,958
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.767%, 2040 (z)	153,125	80,979
Bear Stearns Commercial Mortgage Securities, Inc., “A3”, 5.793%, 2042	695,237	702,682
Bear Stearns Commercial Mortgage Securities, Inc., “A4”, FRN, 5.471%, 2045	5,150,000	5,705,520
Bear Stearns Commercial Mortgage Securities, Inc., “A4”, FRN, 5.742%, 2042	2,810,000	3,170,498
Bear Stearns Cos., Inc., “A2”, FRN, 0.614%, 2042	1,719,213	1,632,071
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	34,998	35,873
Capital Trust Realty Ltd., CDO, 5.267%, 2035 (z)	1,677,300	1,699,239
Cent CDO XI Ltd., “A1”, FRN, 0.498%, 2019 (n)	3,788,672	3,734,225
Chesapeake Funding LLC, “A”, FRN, 0.917%, 2023 (n)	1,582,754	1,586,303

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Chesapeake Funding LLC, “A”, FRN, 0.617%, 2025 (n)	$12,486,000	$12,455,909
Citibank OMNI Master Trust, “A4”, FRN, 2.916%, 2018 (n)	2,700,000	2,740,784
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	16,789,455	18,384,974
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.217%, 2044	553,885	558,391
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.217%, 2044	500,000	535,045
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 2049	10,410,000	10,750,105
CNH Wholesale Master Note Trust, “A”, FRN, 0.766%, 2019 (n)	10,568,000	10,581,918
Commercial Mortgage Acceptance Corp., FRN, 1.988%, 2030 (i)	45,630	2,107
Commercial Mortgage Asset Trust, FRN, 0.571%, 2032 (i)(z)	747,904	4,315
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046	1,361,478	1,483,332
Commercial Mortgage Trust, “A4”, 3.147%, 2045	3,950,000	3,809,064
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 2019 (n)	939,000	945,564
Credit Acceptance Auto Loan Trust, “A”, 1.52%, 2020 (n)	1,490,000	1,494,117
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.759%, 2039	12,556,209	13,776,208
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.683%, 2039	9,330,556	9,714,947
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	2,250,000	2,436,926
Credit Suisse Mortgage Capital Certificate, FRN, 5.694%, 2040	375,725	380,089
Credit-Based Asset Servicing & Securitization LLC, 4.416%, 2035	29,985	28,103
CWCapital Cobalt Ltd., “A4”, FRN, 5.77%, 2046	2,286,764	2,529,575
CWCapital LLC, 5.223%, 2048	600,000	647,366
Falcon Franchise Loan LLC, FRN, 12.796%, 2025 (i)(z)	23,577	7,993
First Union National Bank Commercial Mortgage Trust, FRN, 1.629%, 2043 (i)(z)	202,783	272
Ford Credit Floorplan Master Owner Trust, “A”, FRN, 0.516%, 2016	11,322,000	11,327,672
GE Capital Commercial Mortgage Corp., “A”, 5.543%, 2049	974,966	1,055,956
GE Equipment Transportation LLC, 2013-2, “A2”, 0.61%, 2016	1,458,000	1,458,019
GMAC LLC, FRN, 8.071%, 2034 (d)(n)(q)	69,871	55,904
Goldman Sachs Mortgage Securities Corp., FRN, 5.803%, 2045	16,320,002	17,918,465

6

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Greenwich Capital Commercial Funding Corp., 5.736%, 2049	$14,105,137	$15,749,641
Greenwich Capital Commercial Funding Corp., 5.475%, 2039	11,128,879	11,841,205
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.715%, 2027 (n)	6,563,000	6,564,181
Hertz Vehicle Financing LLC, 2010-1A, “A1”, 2.6%, 2015 (n)	401,667	402,529
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	705,456	766,265
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, 4.171%, 2046	600,000	629,283
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.805%, 2049	3,564,937	3,632,193
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.927%, 2051	4,608,455	4,649,784
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.229%, 2044	523,345	529,343
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.805%, 2049	14,677,430	16,324,017
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.444%, 2042 (n)	130,000	27,283
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.706%, 2049	763,398	847,593
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.805%, 2049	11,859,485	12,050,031
JPMorgan Mortgage Trust, “A1”, FRN, 2.023%, 2033	509,038	503,346
Kingsland III Ltd., “A1”, CDO, FRN, 0.452%, 2021 (n)	3,422,290	3,387,684
KKR Financial CLO Ltd., “A1”, FRN, 0.508%, 2017 (n)	103,352	102,866
LB-UBS Commercial Mortgage Trust, “A4”, 5.372%, 2039	2,900,000	3,163,198
LB-UBS Commercial Mortgage Trust, “A4”, 5.156%, 2031	2,000,000	2,135,886
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.175%, 2030 (i)	42,939	1,187
Merrill Lynch Mortgage Investors Inc., “A”, FRN, 2.118%, 2036	1,133,084	1,119,556
Merrill Lynch Mortgage Investors Inc., “A5”, FRN, 2.124%, 2035	852,359	800,825
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.858%, 2050	2,728,145	2,806,729
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.739%, 2050	19,690,646	21,776,102
Morgan Stanley Bank of America/Merrill Lynch Trust, “A4”, 3.176%, 2045	5,000,000	4,815,205
Morgan Stanley Capital I Trust, “A4”, FRN, 5.648%, 2042	2,382,000	2,675,913

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Morgan Stanley Capital I Trust, “A5”, FRN, 5.11%, 2040	$407,113	$412,842
Morgan Stanley Capital I Trust, “AM”, FRN, 5.688%, 2049	8,324,000	8,604,227
Morgan Stanley Capital I, Inc., FRN, 0.935%, 2030 (i)(n)	107,482	3,077
Morgan Stanley Re-REMIC Trust, FRN, 5.803%, 2045 (n)	11,500,000	12,559,875
Nissan Auto Lease Trust, 2013-B, “A3”, 0.75%, 2016	7,531,000	7,531,181
Pacifica CDO Ltd., “A1”, FRN, 0.498%, 2020	1,381,838	1,373,574
Preferred Term Securities XIX Ltd., CDO, FRN, 0.592%, 2035 (z)	390,104	302,026
Race Point CLO Ltd., “A1A”, FRN, 0.441%, 2021 (n)	12,012,400	11,862,149
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	158,210	130,643
Santander Drive Auto Receivable Trust, “A2”, 0.91%, 2015	1,720	1,721
Santander Drive Auto Receivable Trust, “A2”, 0.57%, 2015	2,954,917	2,955,177
Smart Trust, “A2B”, FRN, 0.496%, 2015 (n)	2,520,044	2,520,523
Smart Trust, “A2B”, FRN, 0.414%, 2015	6,161,000	6,160,228
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 5.924%, 2051	2,572,312	2,604,327
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.924%, 2051	12,115,917	13,212,698
Wachovia Bank Commercial Mortgage Trust, FRN, 5.732%, 2049	18,489,441	20,459,768

		$370,061,982

Automotive – 1.3%
Daimler Finance North America LLC, 1.875%, 2018 (n)	$5,009,000	$4,931,881
Delphi Corp., 5%, 2023	6,027,000	6,200,276
Ford Motor Credit Co. LLC, 8%, 2014	1,350,000	1,391,213
Ford Motor Credit Co. LLC, 12%, 2015	1,400,000	1,606,724
Ford Motor Credit Co. LLC, 7%, 2015	1,900,000	2,045,097
Ford Motor Credit Co. LLC, 5.625%, 2015	1,300,000	1,399,151
Ford Motor Credit Co. LLC, 3%, 2017	3,250,000	3,376,506
Harley-Davidson Financial Services, 3.875%, 2016 (n)	6,870,000	7,245,095
Lear Corp., 8.125%, 2020	3,595,000	3,963,488
TRW Automotive, Inc., 4.5%, 2021 (n)	3,627,000	3,663,270
TRW Automotive, Inc., 4.45%, 2023 (n)	3,510,000	3,404,700

		$39,227,401

Biotechnology – 0.5%
Life Technologies Corp., 5%, 2021	$13,872,000	$15,000,779

Broadcasting – 0.8%
Discovery Communications, Inc., 4.95%, 2042	$3,823,000	$3,538,821
Myriad International Holdings B.V., 6.375%, 2017 (n)	1,528,000	1,701,810

7

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Broadcasting – continued
Myriad International Holdings B.V., 6%, 2020 (n)	$5,759,000	$6,162,130
News America, Inc., 8.5%, 2025	152,000	191,242
SES S.A., 3.6%, 2023 (n)	2,386,000	2,223,084
SIRIUS XM Radio, Inc., 4.25%, 2020 (n)	6,285,000	5,939,325
WPP Finance, 3.625%, 2022	3,675,000	3,539,007

		$23,295,419

Brokerage & Asset Managers – 0.6%
E*TRADE Financial Corp., 6%, 2017	$9,560,000	$10,157,500
Invesco Finance PLC, 3.125%, 2022	2,470,000	2,281,900
TD Ameritrade Holding Corp., 5.6%, 2019	3,959,000	4,567,245

		$17,006,645

Building – 0.5%
CEMEX Finance LLC, 9.375%, 2022	$5,436,000	$6,129,090
Mohawk Industries, Inc., 3.85%, 2023	2,668,000	2,534,600
Mohawk Industries, Inc., 6.125%, 2016	4,334,000	4,745,730
Owens Corning, Inc., 6.5%, 2016	465,000	515,968

		$13,925,388

Business Services – 0.4%
Equinix, Inc., 4.875%, 2020	$4,055,000	$4,034,725
Tencent Holdings Ltd., 3.375%, 2018 (n)	2,600,000	2,627,942
Tencent Holdings Ltd., 3.375%, 2018	4,851,000	4,903,134

		$11,565,801

Cable TV – 0.6%
Cox Communications, Inc., 9.375%, 2019 (n)	$1,055,000	$1,326,663
NBCUniversal Enterprise, Inc., 1.974%, 2019 (n)	1,741,000	1,702,029
NBCUniversal Media LLC, 5.95%, 2041	1,852,000	2,019,150
NBCUniversal Media LLC, 2.875%, 2023	1,820,000	1,682,210
Time Warner Cable, Inc., 4.5%, 2042	6,108,000	4,611,974
Time Warner Entertainment Co. LP, 8.375%, 2033	290,000	315,214
Videotron Ltee, 5%, 2022	5,565,000	5,439,788

		$17,097,028

Chemicals – 1.7%
Celanese U.S. Holdings LLC, 4.625%, 2022	$7,097,000	$6,795,378
CF Industries Holdings, Inc., 7.125%, 2020	5,826,000	6,821,628
Dow Chemical Co., 8.55%, 2019	13,579,000	17,524,039
FMC Corp., 4.1%, 2024	7,046,000	6,985,066
LYB International Finance B.V., 4%, 2023	2,752,000	2,712,005
LyondellBasell Industries N.V., 5.75%, 2024	2,421,000	2,708,760
NOVA Chemicals Corp., 5.25%, 2023 (n)	7,879,000	8,115,370

		$51,662,246

Computer Software – 0.1%
Oracle Corp., 2.5%, 2022	$2,550,000	$2,331,924
VeriSign, Inc., 4.625%, 2023	435,000	415,425

		$2,747,349

Issuer	Shares/Par	Value ($)

BONDS – continued
Computer Software – Systems – 0.0%
Seagate HDD Cayman, 3.75%, 2018 (n)	$938,000	$948,553

Consumer Products – 0.3%
Mattel, Inc., 5.45%, 2041	$5,867,000	$5,842,922
Newell Rubbermaid, Inc., 4.7%, 2020	4,453,000	4,665,092

		$10,508,014

Consumer Services – 0.4%
ADT Corp., 6.25%, 2021 (n)	$4,860,000	$5,103,000
eBay, Inc., 2.6%, 2022	2,250,000	2,066,195
Experian Finance PLC, 2.375%, 2017 (n)	4,321,000	4,254,068

		$11,423,263

Containers – 0.6%
Ball Corp., 4%, 2023	$6,335,000	$5,669,825
Crown American LLC, 4.5%, 2023	7,710,000	7,208,850
Greif, Inc., 7.75%, 2019	4,075,000	4,625,125

		$17,503,800

Defense Electronics – 0.0%
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	$500,000	$578,347

Electrical Equipment – 0.1%
Ericsson, Inc., 4.125%, 2022	$4,239,000	$4,114,280

Electronics – 0.1%
NXP B.V./NXP Funding LLC, 3.75%, 2018 (z)	$1,470,000	$1,481,025
Tyco Electronics Group S.A., 6.55%, 2017	708,000	809,917
Tyco Electronics Group S.A., 3.5%, 2022	949,000	900,320
Tyco Electronics Group S.A., 2.375%, 2018	1,294,000	1,275,313

		$4,466,575

Emerging Market Quasi-Sovereign – 0.5%
Gaz Capital S.A., 3.85%, 2020 (n)	$3,050,000	$2,943,250
Gazprom Neft, 4.375%, 2022 (n)	362,000	331,683
KazAgro National Management Holding, 4.625%, 2023 (n)	2,883,000	2,643,711
Pertamina PT, 4.875%, 2022	4,389,000	4,026,908
Petrobras International Finance Co., 7.875%, 2019	2,900,000	3,283,310
Petrobras International Finance Co., 5.375%, 2021	1,980,000	1,962,586

		$15,191,448

Energy – Independent – 1.0%
Anadarko Petroleum Corp., 6.95%, 2019	$1,400,000	$1,665,430
Anadarko Petroleum Corp., 6.375%, 2017	1,253,000	1,437,974
ConocoPhillips, 6%, 2020	740,000	867,188
EOG Resources, Inc., 2.625%, 2023	3,172,000	2,881,039
EQT Corp., 4.875%, 2021	3,718,000	3,807,760
Noble Energy, Inc., 4.15%, 2021	7,180,000	7,372,611
Petrohawk Energy Corp., 7.25%, 2018	2,250,000	2,425,500
Pioneer Natural Resources Co., 6.65%, 2017	5,160,000	5,881,409

8

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Independent – continued
Southwestern Energy Co., 7.5%, 2018	$2,144,000	$2,539,000
Southwestern Energy Co., 4.1%, 2022	3,180,000	3,147,904

		$32,025,815

Energy – Integrated – 0.5%
BG Energy Capital PLC, 2.875%, 2016 (n)	$1,855,000	$1,936,294
Chevron Corp., 1.104%, 2017	1,560,000	1,524,997
LUKOIL International Finance B.V., 3.416%, 2018 (n)	3,109,000	3,136,204
LUKOIL International Finance B.V., 4.563%, 2023 (n)	4,351,000	4,083,414
Pacific Rubiales Energy Corp., 5.125%, 2023 (n)	6,254,000	5,738,045

		$16,418,954

Entertainment – 0.2%
Six Flags Entertainment Corp., 5.25%, 2021 (n)	$6,210,000	$6,070,275

Financial Institutions – 2.3%
CIT Group, Inc., 5.5%, 2019 (n)	$5,769,000	$6,187,253
General Electric Capital Corp., 6.375% to 2017, FRN to 2067	5,150,000	5,587,750
General Electric Capital Corp., 4.65%, 2021	1,733,000	1,885,468
General Electric Capital Corp., 3.15%, 2022	5,800,000	5,604,117
General Electric Capital Corp., 7.5%, 2035	4,000,000	5,168,560
General Electric Capital Corp., 5.55%, 2020	5,100,000	5,862,180
General Electric Capital Corp., 2.1%, 2019	2,064,000	2,005,568
General Electric Capital Corp., 3.1%, 2023	3,000,000	2,841,747
General Electric Capital Corp., FRN, 7.125%, 2049	1,000,000	1,117,500
International Lease Finance Corp., 7.125%, 2018 (n)	1,190,000	1,377,425
International Lease Finance Corp., 5.75%, 2016	3,705,000	3,968,981
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019	1,320,000	1,485,000
Nationstar Mortgage LLC/Capital Corp., 6.5%, 2021	7,525,000	7,167,563
NYSE Euronext, 2%, 2017	3,115,000	3,117,754
SLM Corp., 4.625%, 2017	7,121,000	7,388,842
SLM Corp., 8.45%, 2018	2,300,000	2,679,500
SLM Corp., 8%, 2020	5,448,000	6,169,860

		$69,615,068

Food & Beverages – 1.4%
Anheuser-Busch InBev S.A., 7.75%, 2019	$727,000	$907,324
Anheuser-Busch InBev S.A., 5.375%, 2020	3,000,000	3,439,281
BRF S.A., 3.95%, 2023 (n)	7,101,000	6,142,365

Issuer	Shares/Par	Value ($)

BONDS – continued
Food & Beverages – continued
Embotelladora Andina S.A., 5%, 2023 (n)	$2,659,000	$2,663,619
Kraft Foods Group, Inc., 5%, 2042	3,347,000	3,287,885
Kraft Foods Group, Inc., 3.5%, 2022	2,480,000	2,413,417
Mead Johnson Nutrition Co., “A”, 4.9%, 2019	903,000	984,104
Smithfield Foods, Inc., 6.625%, 2022	6,145,000	6,513,700
Tyson Foods, Inc., 6.6%, 2016	2,065,000	2,304,941
Tyson Foods, Inc., 4.5%, 2022	5,671,000	5,765,944
Wm. Wrigley Jr. Co., 3.375%, 2020 (n)	7,334,000	7,241,232

		$41,663,812

Food & Drug Stores – 0.2%
CVS Caremark Corp., 2.75%, 2022	$7,000,000	$6,450,514

Forest & Paper Products – 0.9%
Fibria Overseas Finance Ltd., 7.5%, 2020	$6,383,000	$6,981,406
Fibria Overseas Finance Ltd., 6.75%, 2021	2,542,000	2,770,780
Georgia-Pacific LLC, 5.4%, 2020 (n)	3,608,000	4,026,452
Georgia-Pacific LLC, 3.734%, 2023 (n)	7,576,000	7,279,953
Smurfit Kappa Group PLC, 4.875%, 2018 (n)	4,715,000	4,891,813

		$25,950,404

Gaming & Lodging – 0.5%
Carnival Corp., 3.95%, 2020	$11,769,000	$11,770,059
Wyndham Worldwide Corp., 4.25%, 2022	3,977,000	3,876,020

		$15,646,079

Insurance – 1.7%
American International Group, Inc., 6.4%, 2020	$8,142,000	$9,611,387
American International Group, Inc., 4.875%, 2016	9,468,000	10,398,240
American International Group, Inc., 8.25%, 2018	1,000,000	1,250,306
American International Group, Inc., 5.85%, 2018	950,000	1,089,239
American International Group, Inc., 4.125%, 2024	3,681,000	3,653,510
Five Corners Funding Trust, 4.419%, 2023 (n)	4,734,000	4,658,838
Genworth Holdings, Inc., 4.9%, 2023	2,848,000	2,842,153
ING U.S., Inc., 2.9%, 2018	2,290,000	2,341,131
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	1,890,000	1,929,161
Metropolitan Life Global Funding I, 1.7%, 2015 (z)	5,295,000	5,374,568
Pacific Lifecorp, 5.125%, 2043 (n)	5,527,000	5,064,600
Unum Group, 7.125%, 2016	2,028,000	2,297,037
UnumProvident Corp., 6.85%, 2015 (n)	2,243,000	2,454,999

		$52,965,169

Insurance – Health – 0.3%
Humana, Inc., 7.2%, 2018	$6,739,000	$7,968,989

9

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – Property & Casualty – 2.0%
Allied World Assurance, 5.5%, 2020	$2,640,000	$2,853,278
Allstate Corp., 5.75%, 2053	2,613,000	2,632,598
AXIS Capital Holdings Ltd., 5.75%, 2014	555,000	579,875
Berkshire Hathaway, Inc., 4.5%, 2043	1,505,000	1,386,219
CNA Financial Corp., 5.875%, 2020	3,280,000	3,736,901
Liberty Mutual Group, Inc., 4.25%, 2023 (n)	10,306,000	9,935,108
Marsh & McLennan Cos., Inc., 4.8%, 2021	7,863,000	8,371,626
Marsh & McLennan Cos., Inc., 4.05%, 2023	4,129,000	4,061,103
PartnerRe Ltd., 5.5%, 2020	3,483,000	3,776,223
QBE Capital Funding III Ltd., FRN, 7.25%, 2041 (n)	5,170,000	5,347,109
QBE Insurance Group Ltd., 2.4%, 2018 (n)	2,546,000	2,444,794
Swiss Re Ltd., 4.25%, 2042 (n)	926,000	792,862
XL Group PLC, 6.5% to 2017, FRN to 2049	8,654,000	8,513,373
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)	1,842,000	1,966,335
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	4,852,000	5,155,250

		$61,552,654

International Market Quasi-Sovereign – 0.7%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$699,000	$715,353
Electricite de France, FRN, 5.25%, 2049 (n)	5,047,000	5,019,242
Israel Electric Corp. Ltd., 6.875%, 2023 (n)	4,497,000	4,793,663
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	842,000	850,588
Statoil A.S.A., 2.45%, 2023	2,114,000	1,923,789
Statoil A.S.A., 3.7%, 2024	8,492,000	8,416,557

		$21,719,192

Local Authorities – 0.6%
State of California (Build America Bonds), 7.625%, 2040	$860,000	$1,124,768
State of California (Build America Bonds), 7.6%, 2040	7,175,000	9,452,560
State of Illinois (Build America Bonds), 6.63%, 2035	2,320,000	2,416,651
State of Illinois (Build America Bonds), 6.9%, 2035	3,635,000	3,809,407
State of Illinois (Build America Bonds), 6.725%, 2035	1,055,000	1,108,984

		$17,912,370

Machinery & Tools – 0.3%
Case New Holland, Inc., 7.875%, 2017	$3,349,000	$3,951,820
United Rentals North America, Inc., 7.375%, 2020	5,655,000	6,269,981

		$10,221,801

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – 7.9%
ABN AMRO Bank N.V., 4.25%, 2017 (n)	$5,664,000	$6,072,272
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	1,500,000	1,545,669
Bank of America Corp., 5.65%, 2018	5,215,000	5,933,408
Bank of America Corp., 5.625%, 2020	8,555,000	9,764,848
Bank of America Corp., 5.875%, 2021	1,670,000	1,917,177
Bank of America Corp., 6.5%, 2016	10,085,000	11,386,116
Bank of America Corp., 6.1%, 2017	1,725,000	1,944,387
Bank of America Corp., 3.3%, 2023	15,475,000	14,620,409
Bank of America Corp., FRN, 5.2%, 2049	2,651,000	2,332,880
BNP Paribas, FRN, 1.143%, 2014	2,100,000	2,100,349
Credit Suisse Group AG, 6.5%, 2023 (n)	5,150,000	5,478,313
DBS Bank Ltd., 3.625% to 2017, FRN to 2022 (n)	4,108,000	4,218,353
Goldman Sachs Group, Inc., 5.625%, 2017	2,636,000	2,903,765
Goldman Sachs Group, Inc., 2.375%, 2018	5,005,000	5,021,792
Goldman Sachs Group, Inc., 3.625%, 2023	11,855,000	11,461,876
HSBC Holdings PLC, 4%, 2022	5,466,000	5,610,160
HSBC USA, Inc., 4.875%, 2020	4,090,000	4,408,901
ING Bank N.V., 3.75%, 2017 (n)	5,855,000	6,164,466
ING Bank N.V., 2%, 2015 (n)	1,900,000	1,931,477
ING Bank N.V., 5.8%, 2023 (n)	11,715,000	12,230,460
ING U.S., Inc., 5.7%, 2043	1,509,000	1,571,240
JPMorgan Chase & Co., 4.25%, 2020	2,800,000	2,964,511
JPMorgan Chase & Co., 4.5%, 2022	1,800,000	1,901,275
JPMorgan Chase & Co., 3.25%, 2022	1,376,000	1,316,623
JPMorgan Chase & Co., 2%, 2017	3,637,000	3,687,722
JPMorgan Chase & Co., 6.3%, 2019	3,850,000	4,541,564
JPMorgan Chase & Co., 3.2%, 2023	22,685,000	21,471,806
JPMorgan Chase Bank N.A., 5.875%, 2016	250,000	277,255
Merrill Lynch & Co., Inc., 6.05%, 2016	4,869,000	5,356,669
Morgan Stanley, 5.75%, 2016	944,000	1,053,616
Morgan Stanley, 5.5%, 2020	1,600,000	1,787,400
Morgan Stanley, 5.5%, 2021	14,214,000	15,863,151
Morgan Stanley, 5.95%, 2017	400,000	456,818
Morgan Stanley, 4.875%, 2022	11,903,000	12,166,794
Morgan Stanley, 3.75%, 2023	8,585,000	8,340,654
PNC Bank N.A., 3.8%, 2023	14,675,000	14,209,274
PNC Funding Corp., 5.625%, 2017	6,173,000	6,849,789
Regions Financial Corp., 2%, 2018	2,524,000	2,442,848
Royal Bank of Scotland PLC, 6%, 2023	7,121,000	7,171,702
Royal Bank of Scotland PLC, 2.55%, 2015	3,137,000	3,208,389
Wachovia Corp., 6.605%, 2025	1,764,000	2,022,119
Wells Fargo & Co., 5.375%, 2043	4,099,000	4,182,722

		$239,891,019

Medical & Health Technology & Services – 0.6%
Catholic Health Initiatives, 2.95%, 2022	$6,666,000	$6,048,915
Express Scripts Holding Co., 2.65%, 2017	5,011,000	5,162,929
HCA, Inc., 7.875%, 2020	3,990,000	4,284,263
McKesson Corp., 5.7%, 2017	1,210,000	1,348,506

		$16,844,613

10

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Metals & Mining – 1.4%
Barrick International (Barbados) Corp., 5.75%, 2016 (n)	$4,010,000	$4,447,571
Barrick North America Finance LLC, 5.75%, 2043	6,000,000	5,378,436
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 2023	4,000,000	3,776,680
Plains Exploration & Production Co., 6.875%, 2023	7,660,000	8,540,900
Rio Tinto Finance (USA) PLC, 3.5%, 2022	7,418,000	7,268,891
Rio Tinto Finance (USA) PLC, 2.875%, 2022	5,948,000	5,535,155
Southern Copper Corp., 6.75%, 2040	7,362,000	7,108,320

		$42,055,953

Mortgage-Backed – 17.9%
Fannie Mae, 4.495%, 2014	$48,273	$48,422
Fannie Mae, 4.502%, 2014	32,211	32,132
Fannie Mae, 4.77%, 2014	53,309	53,457
Fannie Mae, 3%, 2015 - 2027	13,377,127	13,668,507
Fannie Mae, 4.53%, 2015	94,625	98,431
Fannie Mae, 4.56%, 2015	49,281	51,123
Fannie Mae, 4.6%, 2015 - 2019	792,716	869,285
Fannie Mae, 4.665%, 2015	33,789	34,761
Fannie Mae, 4.7%, 2015	186,151	194,888
Fannie Mae, 4.74%, 2015	44,386	45,839
Fannie Mae, 4.78%, 2015	94,551	98,591
Fannie Mae, 4.815%, 2015	50,258	52,101
Fannie Mae, 4.85%, 2015	157,301	161,472
Fannie Mae, 4.86%, 2015	80,331	82,192
Fannie Mae, 4.87%, 2015	30,642	31,752
Fannie Mae, 4.89%, 2015	87,018	90,812
Fannie Mae, 4.908%, 2015	49,624	51,271
Fannie Mae, 4.94%, 2015	120,000	125,295
Fannie Mae, 5.1%, 2015	275,000	286,720
Fannie Mae, 5.463%, 2015	726,929	771,374
Fannie Mae, 2.82%, 2016	595,496	615,345
Fannie Mae, 5.08%, 2016	330,886	351,395
Fannie Mae, 5.09%, 2016	110,217	118,259
Fannie Mae, 5.132%, 2016	2,391,475	2,554,935
Fannie Mae, 5.395%, 2016	123,635	136,310
Fannie Mae, 5.432%, 2016	953,661	1,028,636
Fannie Mae, 5.725%, 2016	1,551,179	1,704,751
Fannie Mae, 1.18%, 2017	2,440,630	2,435,095
Fannie Mae, 2.71%, 2017	375,799	391,681
Fannie Mae, 3.22%, 2017	505,335	534,452
Fannie Mae, 3.307%, 2017	1,335,948	1,416,879
Fannie Mae, 4.987%, 2017	119,076	122,654
Fannie Mae, 5.05%, 2017	245,834	265,922
Fannie Mae, 5.28%, 2017	133,165	144,781
Fannie Mae, 5.478%, 2017	748,779	844,205
Fannie Mae, 5.5%, 2017 - 2040	28,381,447	31,233,322
Fannie Mae, 5.54%, 2017	101,563	110,755
Fannie Mae, 5.65%, 2017	152,343	173,290
Fannie Mae, 2.578%, 2018	4,500,000	4,600,157
Fannie Mae, 3.743%, 2018	2,697,395	2,921,452

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 3.84%, 2018	$673,295	$724,979
Fannie Mae, 3.99%, 2018	600,000	648,597
Fannie Mae, 5.341%, 2018	487,073	550,193
Fannie Mae, 1.97%, 2019	1,078,903	1,060,183
Fannie Mae, 1.99%, 2019	2,700,000	2,691,269
Fannie Mae, 2.03%, 2019	1,346,667	1,328,183
Fannie Mae, 4.45%, 2019	520,149	568,260
Fannie Mae, 5.18%, 2019	126,033	137,602
Fannie Mae, 5.51%, 2019	188,864	206,910
Fannie Mae, 3.416%, 2020	1,640,152	1,693,519
Fannie Mae, 4.88%, 2020	26,716	29,115
Fannie Mae, 5%, 2020 - 2040	22,769,081	24,725,291
Fannie Mae, 5.19%, 2020	177,653	192,687
Fannie Mae, 2.14%, 2021	988,829	936,764
Fannie Mae, 2.56%, 2021	860,712	829,495
Fannie Mae, 2.64%, 2021	1,306,667	1,265,104
Fannie Mae, 3.89%, 2021	1,200,000	1,263,750
Fannie Mae, 2.525%, 2022	1,957,668	1,861,479
Fannie Mae, 2.75%, 2022	1,226,389	1,201,498
Fannie Mae, 6%, 2022 - 2039	9,621,581	10,674,287
Fannie Mae, 2.41%, 2023	2,184,933	2,034,627
Fannie Mae, 2.55%, 2023	1,122,848	1,057,277
Fannie Mae, 2.68%, 2023	1,876,603	1,789,635
Fannie Mae, 4.5%, 2024 - 2040	33,615,004	35,645,032
Fannie Mae, 3.5%, 2025 - 2042	11,400,808	11,765,268
Fannie Mae, 4%, 2025 - 2041	14,963,037	15,416,793
Fannie Mae, 4.5%, 2025	276,237	294,094
Fannie Mae, 6.5%, 2032 - 2033	14,421	16,311
Fannie Mae, 3.5%, 2043	10,728,785	10,668,835
Fannie Mae, TBA, 4.5%, 2044	6,562,000	6,908,812
Fannie Mae, TBA, 3%, 2028	2,960,000	3,005,441
Fannie Mae, TBA, 4%, 2044	47,900,000	49,000,203
Federal Home Loan Bank, 5%, 2035	6,767,750	7,325,160
Federal Home Loan Bank, 3%, 2043	2,661,803	2,525,377
Freddie Mac, 3.5%, 2042	17,502,031	17,385,581
Freddie Mac, 1.655%, 2016	1,696,158	1,719,750
Freddie Mac, 1.426%, 2017	9,701,000	9,730,316
Freddie Mac, 3.882%, 2017	1,936,000	2,083,260
Freddie Mac, 2.22%, 2018	1,200,000	1,202,491
Freddie Mac, 2.303%, 2018	8,971,000	9,062,522
Freddie Mac, 2.323%, 2018	1,194,000	1,205,410
Freddie Mac, 2.412%, 2018	2,300,000	2,342,679
Freddie Mac, 3.154%, 2018	935,000	980,598
Freddie Mac, 5%, 2018 - 2040	1,968,673	2,130,029
Freddie Mac, 1.869%, 2019	6,121,000	5,912,347
Freddie Mac, 1.883%, 2019	14,950,000	14,622,311
Freddie Mac, 2.086%, 2019	7,200,000	7,128,425
Freddie Mac, 2.13%, 2019	6,184,000	6,154,620
Freddie Mac, 4.186%, 2019	1,110,000	1,204,729
Freddie Mac, 5.5%, 2019 - 2038	1,495,682	1,642,969
Freddie Mac, 2.757%, 2020	1,069,933	1,113,488
Freddie Mac, 3.32%, 2020 - 2023	6,146,869	6,225,137
Freddie Mac, 4.251%, 2020	807,000	872,316
Freddie Mac, 2.682%, 2022	3,049,000	2,882,927
Freddie Mac, 3.06%, 2023	4,230,000	4,067,187

11

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 3.3%, 2023	$6,099,972	$5,997,078
Freddie Mac, 3.458%, 2023	14,256,000	14,143,534
Freddie Mac, 3.531%, 2023	2,401,000	2,397,365
Freddie Mac, 4%, 2025 - 2043	25,943,406	26,702,343
Freddie Mac, 4.5%, 2025 - 2041	1,592,334	1,695,028
Freddie Mac, 3.5%, 2026 - 2043	25,946,634	25,807,205
Freddie Mac, 6%, 2034 - 2038	412,059	458,629
Freddie Mac, 3%, 2043	3,718,751	3,527,752
Freddie Mac, TBA, 4%, 2043	5,913,000	6,034,494
Ginnie Mae, 4.5%, 2041	2,065,787	2,212,064
Ginnie Mae, 5.5%, 2033 - 2042	5,441,056	6,002,361
Ginnie Mae, 6%, 2036 - 2039	933,668	1,040,593
Ginnie Mae, 4.5%, 2039 - 2041	40,988,145	43,964,236
Ginnie Mae, 3.5%, 2040 - 2043	18,022,333	18,206,673
Ginnie Mae, 4%, 2040 - 2042	11,601,704	12,077,735
Ginnie Mae, TBA, 4%, 2043	2,900,000	2,994,817
Ginnie Mae, TBA, 4.5%, 2043	2,813,000	2,988,593

		$544,514,323

Municipals – 0.2%
California Educational Facilities Authority Rev. (Stanford University), “U-3”, 5%, 2043	$5,095,000	$5,695,955
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 2016	1,750,000	1,752,013

		$7,447,968

Natural Gas – Distribution – 0.2%
Centrica PLC, 4%, 2023 (z)	$3,955,000	$3,845,727
ONEOK, Inc., 4.25%, 2022	2,645,000	2,484,824

		$6,330,551

Natural Gas – Pipeline – 1.7%
APT Pipelines Ltd., 3.875%, 2022 (n)	$8,640,000	$7,940,817
DCP Midstream LLC, 3.875%, 2023	1,430,000	1,314,792
El Paso Corp., 7.75%, 2032	6,550,000	6,633,519
Energy Transfer Partners LP, 4.65%, 2021	6,198,000	6,367,360
Energy Transfer Partners LP, 5.15%, 2043	3,573,000	3,253,785
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	3,000,000	3,315,000
Kinder Morgan Energy Partners LP, 7.4%, 2031	103,000	120,052
Kinder Morgan Energy Partners LP, 6.375%, 2041	2,240,000	2,408,956
Kinder Morgan Energy Partners LP, 6.95%, 2038	3,181,000	3,643,708
Kinder Morgan Finance Corp., 6%, 2018 (z)	3,000,000	3,285,981
MarkWest Energy Partners LP, 5.5%, 2023	2,535,000	2,554,013
ONEOK Partners LP, 6.2%, 2043	7,222,000	7,769,825
Spectra Energy Capital LLC, 8%, 2019	613,000	729,785
Williams Cos., Inc., 3.7%, 2023	1,921,000	1,674,103

		$51,011,696

Issuer	Shares/Par	Value ($)

BONDS – continued
Network & Telecom – 1.3%
Empresa Nacional de Telecomunicaciones S.A., 4.875%, 2024 (n)	$7,689,000	$7,498,297
Verizon Communications, Inc., 5.15%, 2023	9,299,000	9,968,537
Verizon Communications, Inc., 6.55%, 2043	20,076,000	23,410,182

		$40,877,016

Oil Services – 0.8%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 2022 (n)	$6,480,637	$6,632,932
Qgog Constellation S.A., 6.25%, 2019 (n)	2,566,000	2,450,530
Rowan Cos., Inc., 5.4%, 2042	6,573,000	6,061,029
Schlumberger Norge A.S., 1.25%, 2017 (n)	8,144,000	7,956,810
Transocean, Inc., 3.8%, 2022	1,100,000	1,041,038

		$24,142,339

Other Banks & Diversified Financials – 2.9%
Abbey National Treasury Services PLC, 3.05%, 2018	$2,885,000	$2,962,947
American Express Co., 7%, 2018	2,000,000	2,388,656
American Express Credit Corp., 5.125%, 2014	4,200,000	4,327,886
Banco Santander Brasil, FRN, 2.342%, 2014 (z)	1,000,000	1,000,072
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.7%, 2018 (n)	9,129,000	9,226,123
BBVA Bancomer S.A. de C.V., 6.75%, 2022 (n)	3,317,000	3,532,605
BBVA Bancomer S.A. de C.V., 6.5%, 2021 (n)	600,000	633,000
Capital One Bank (USA) N.A., 3.375%, 2023	10,111,000	9,385,141
Capital One Financial Corp., 6.15%, 2016	1,970,000	2,203,262
Citigroup, Inc., 8.5%, 2019	3,510,000	4,496,040
Citigroup, Inc., 5.375%, 2020	2,500,000	2,840,820
Citigroup, Inc., 4.875%, 2015	1,000,000	1,049,074
Citigroup, Inc., 5.5%, 2014	178,000	184,612
Discover Bank, 7%, 2020	7,009,000	8,142,713
Fifth Third Bancorp, 3.5%, 2022	2,780,000	2,707,003
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	7,880,000	10,283,400
Grupo Financiero BBVA Bancomer S.A. de C.V., 7.25%, 2020 (n)	1,100,000	1,188,000
Itau Unibanco Holding S.A., 6.2%, 2020 (z)	1,800,000	1,863,000
LBG Capital No. 1 PLC, 7.875%, 2020 (n)	3,000,000	3,228,636
Macquarie Group Ltd., 3%, 2018 (n)	6,586,000	6,556,040
Rabobank Nederland N.V., 3.95%, 2022	4,408,000	4,264,855
Santander Holdings USA, Inc., 4.625%, 2016	2,621,000	2,794,746
SunTrust Banks, Inc., 3.5%, 2017	2,732,000	2,871,783

		$88,130,414

12

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Personal Computers & Peripherals – 0.2%
Equifax, Inc., 3.3%, 2022	$6,210,000	$5,723,664

Pharmaceuticals – 0.6%
Celgene Corp., 2.45%, 2015	$4,949,000	$5,084,033
Celgene Corp., 1.9%, 2017	5,062,000	5,036,022
Teva Pharmaceutical Finance B.V., 2.95%, 2022	4,149,000	3,750,447
VPII Escrow Corp., 6.75%, 2018 (z)	3,795,000	4,169,756

		$18,040,258

Printing & Publishing – 0.2%
Moody’s Corp., 4.5%, 2022	$1,855,000	$1,824,047
Pearson Funding Five PLC, 3.25%, 2023 (n)	2,113,000	1,901,719
Pearson Funding Four PLC, 3.75%, 2022 (n)	1,784,000	1,688,535

		$5,414,301

Railroad & Shipping – 0.0%
Canadian Pacific Railway Co., 4.45%, 2023	$862,000	$888,465

Real Estate – 1.6%
Alexandria Real Estate Equities, Inc., REIT, 4.6%, 2022	$3,461,000	$3,477,886
Boston Properties LP, REIT, 3.7%, 2018	5,395,000	5,688,261
Boston Properties LP, REIT, 3.85%, 2023	3,100,000	3,024,146
Boston Properties LP, REIT, 3.8%, 2024	3,803,000	3,640,764
DDR Corp., REIT, 4.625%, 2022	2,365,000	2,408,861
DDR Corp., REIT, 3.375%, 2023	5,368,000	4,881,015
ERP Operating LP, REIT, 3%, 2023	728,000	663,683
HCP, Inc., REIT, 5.375%, 2021	1,134,000	1,232,993
HCP, Inc., REIT, 3.75%, 2019	8,264,000	8,579,305
Kimco Realty Corp., REIT, 5.783%, 2016	1,794,000	1,965,083
Liberty Property LP, REIT, 5.5%, 2016	1,013,000	1,118,137
Mid-America Apartment Communities, Inc., REIT, 4.3%, 2023	2,417,000	2,346,102
Simon Property Group, Inc., REIT, 10.35%, 2019	3,213,000	4,345,669
WEA Finance LLC, 6.75%, 2019 (n)	3,612,000	4,292,299

		$47,664,204

Restaurants – 0.2%
YUM! Brands, Inc., 5.35%, 2043	$6,259,000	$6,060,771

Retailers – 0.7%
Cencosud S.A., 4.875%, 2023 (n)	$740,000	$689,536
Cencosud S.A., 5.5%, 2021	3,126,000	3,121,252
Gap, Inc., 5.95%, 2021	10,460,000	11,543,897
Home Depot, Inc., 5.95%, 2041	2,318,000	2,682,315
Kohl’s Corp., 3.25%, 2023	5,182,000	4,730,249

		$22,767,249

Specialty Chemicals – 0.5%
Ecolab, Inc., 4.35%, 2021	$5,300,000	$5,488,198
Mexichem S.A.B. de C.V., 6.75%, 2042 (n)	5,346,000	5,078,700
SIBUR Securities Ltd., 3.914%, 2018 (n)	4,216,000	4,115,870

		$14,682,768

Issuer	Shares/Par	Value ($)

BONDS – continued
Specialty Stores – 0.2%
Advance Auto Parts, Inc., 5.75%, 2020	$3,649,000	$3,960,979
Advance Auto Parts, Inc., 4.5%, 2022	481,000	487,438
Advance Auto Parts, Inc., 4.5%, 2023	3,124,000	3,117,399

		$7,565,816

Supermarkets – 0.1%
Delhaize Group, 4.125%, 2019	$718,000	$737,731
Kroger Co., 3.85%, 2023	2,248,000	2,209,683

		$2,947,414

Telecommunications – Wireless – 1.1%
American Tower Corp., REIT, 4.5%, 2018	$881,000	$943,379
American Tower Corp., REIT, 5.05%, 2020	4,000,000	4,224,988
American Tower Corp., REIT, 3.5%, 2023	5,862,000	5,336,319
American Tower Corp., REIT, 5%, 2024	1,907,000	1,917,996
Crown Castle Towers LLC, 6.113%, 2020 (n)	5,096,000	5,708,310
Crown Castle Towers LLC, 4.883%, 2020 (n)	2,400,000	2,514,967
MTS International Funding Ltd., 5%, 2023 (n)	6,298,000	5,888,630
Rogers Cable, Inc., 5.5%, 2014	734,000	741,615
Rogers Communications, Inc., 4.1%, 2023	7,300,000	7,301,789

		$34,577,993

Tobacco – 0.9%
Altria Group, Inc., 2.85%, 2022	$7,089,000	$6,516,960
Altria Group, Inc., 2.95%, 2023	2,030,000	1,840,660
Lorillard Tobacco Co., 8.125%, 2019	9,593,000	11,679,535
Reynolds American, Inc., 6.75%, 2017	7,300,000	8,353,010

		$28,390,165

Transportation – Services – 0.3%
ERAC USA Finance Co., 7%, 2037 (n)	$2,690,000	$3,174,106
Navios Maritime Holding, Inc., 7.375%, 2022 (n)	4,165,000	4,185,825
Topaz Marine S.A., 8.625%, 2018 (n)	328,000	330,460

		$7,690,391

U.S. Government Agencies and Equivalents – 2.3%
National Credit Union Administration Guaranteed Note, 2.9%, 2020	$980,000	$1,012,126
Small Business Administration, 4.93%, 2024	46,241	49,707
Small Business Administration, 4.34%, 2024	68,111	71,740
Small Business Administration, 4.99%, 2024	54,912	59,509
Small Business Administration, 4.86%, 2025	126,028	134,414
Small Business Administration, 4.625%, 2025	118,897	126,176
Small Business Administration, 5.11%, 2025	85,902	92,000
Small Business Administration, 4.43%, 2029	840,742	896,185

13

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 3.25%, 2030	$761,873	$765,871
Small Business Administration, 2.85%, 2031	1,623,952	1,582,912
Small Business Administration, 2.37%, 2032	1,431,186	1,354,120
Small Business Administration, 3.21%, 2030	8,040,332	8,086,354
Small Business Administration, 2.13%, 2033	4,885,973	4,564,586
Small Business Administration, 2.21%, 2033	1,240,022	1,161,378
Small Business Administration, 2.22%, 2033	4,480,239	4,187,792
Small Business Administration, 2.08%, 2033	6,586,638	6,088,566
Small Business Administration, 2.45%, 2033	8,101,789	7,635,707
Small Business Administration, 3.15%, 2033	10,924,000	10,723,696
Small Business Administration, 3.16%, 2033	11,313,000	11,147,381
Small Business Administration, 3.62%, 2033	10,007,000	10,151,302

		$69,891,522

U.S. Treasury Obligations – 16.8%
U.S. Treasury Bonds, 3.375%, 2019	$1,800,000	$1,934,296
U.S. Treasury Bonds, 5.375%, 2031	4,842,000	5,917,834
U.S. Treasury Bonds, 4.5%, 2036	116,000	128,651
U.S. Treasury Bonds, 4.75%, 2037	22,300,000	25,568,333
U.S. Treasury Bonds, 4.375%, 2038	22,650,000	24,561,094
U.S. Treasury Bonds, 4.5%, 2039	69,834,600	77,123,586
U.S. Treasury Bonds, 3.125%, 2041	500,000	430,078
U.S. Treasury Bonds, 3.125%, 2042	1,300,000	1,116,172
U.S. Treasury Notes, 2.375%, 2014	7,100,000	7,204,562
U.S. Treasury Notes, 0.5%, 2014	7,275,000	7,295,457
U.S. Treasury Notes, 4.25%, 2014	41,100,000	42,549,720
U.S. Treasury Notes, 2.125%, 2015 (f)	76,244,000	78,272,243
U.S. Treasury Notes, 1.75%, 2015	51,500,000	52,700,980
U.S. Treasury Notes, 0.375%, 2015	5,600,000	5,603,500
U.S. Treasury Notes, 0.875%, 2016	101,350,000	101,571,754
U.S. Treasury Notes, 2.875%, 2018	2,000,000	2,118,906
U.S. Treasury Notes, 2.625%, 2018	1,600,000	1,678,499
U.S. Treasury Notes, 1.5%, 2018	64,300,000	63,938,313
U.S. Treasury Notes, 1%, 2019	5,600,000	5,291,563
U.S. Treasury Notes, 3.625%, 2020	4,200,000	4,567,172

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, TIPS, 2%, 2014	$793,710	$793,152
U.S. Treasury Notes, TIPS, 1.625%, 2015	843,884	869,332
U.S. Treasury Notes, TIPS, 2%, 2016	1,447,230	1,542,431

		$512,777,628

Utilities – Electric Power – 2.0%
American Electric Power Co., Inc., 2.95%, 2022	$3,200,000	$2,954,666
CenterPoint Energy, Inc., 5.95%, 2017	540,000	605,283
CMS Energy Corp., 6.25%, 2020	1,925,000	2,223,179
CMS Energy Corp., 5.05%, 2018	1,000,000	1,095,949
CMS Energy Corp., 5.05%, 2022	5,272,000	5,683,617
Constellation Energy Group, Inc., 5.15%, 2020	2,487,000	2,643,256
Duke Energy Corp., 5.05%, 2019	4,636,000	5,143,744
Enel Finance International S.A., 6%, 2039 (n)	3,700,000	3,538,199
Enel Finance International S.A., 6.25%, 2017 (n)	3,623,000	4,044,688
Exelon Corp., 4.9%, 2015	5,842,000	6,159,238
Exelon Generation Co. LLC, 4.25%, 2022	3,983,000	3,811,831
ITC Holdings Corp., 4.05%, 2023	5,640,000	5,519,704
MidAmerican Energy Holdings Co., 5.15%, 2043 (n)	6,436,000	6,466,507
Pacific Gas & Electric Co., 3.25%, 2023	4,335,000	4,105,336
PPL Corp., 3.5%, 2022	1,050,000	990,098
PPL WEM Holdings PLC, 5.375%, 2021 (n)	6,909,000	7,337,154
Waterford 3 Funding Corp., 8.09%, 2017	47,110	46,947

		$62,369,396

Total Bonds (Identified Cost, $2,955,609,126)		$2,930,279,705

MONEY MARKET FUNDS – 4.7%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	142,373,017	$142,373,017

Total Investments (Identified Cost, $3,097,982,143)		$3,072,652,722

OTHER ASSETS, LESS LIABILITIES – (0.9)%		(27,931,257)

Net Assets – 100.0%		$3,044,721,465

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $442,404,014 representing 14.5% of net assets.

(q)	Interest received was less than stated coupon rate.

14

MFS Research Bond Series

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Banco Santander Brasil, FRN, 2.342%, 2014	3/17/11-3/22/11	$1,000,000	$1,000,072
Bayview Commercial Asset Trust, FRN, 0.037%, 2036	2/28/06	30,884	705
Bayview Commercial Asset Trust, FRN, 0%, 2036	5/16/06	19,941	2,430
Bayview Commercial Asset Trust, FRN, 0%, 2036	9/11/06	65,309	15,899
Bayview Commercial Asset Trust, FRN, 0%, 2036	10/25/06	39,332	9,511
Bayview Commercial Asset Trust, FRN, 3.967%, 2037	1/26/07	15,042	14,002
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.767%, 2040	3/01/06	153,125	80,979
Capital Trust Realty Ltd., CDO, 5.267%, 2035	9/14/10-3/25/11	1,552,409	1,699,239
Centrica PLC, 4%, 2023	10/10/13	3,927,484	3,845,727
Commercial Mortgage Asset Trust, FRN, 0.571%, 2032	4/09/12	3,925	4,315
Falcon Franchise Loan LLC, FRN, 12.796%, 2025	1/29/03	1,870	7,993
First Union National Bank Commercial Mortgage Trust, FRN, 1.629%, 2043	4/09/12	6	272
Itau Unibanco Holding S.A., 6.2%, 2020	4/08/10	1,794,374	1,863,000
Kinder Morgan Finance Corp., 6%, 2018	12/06/10	2,999,847	3,285,981
Metropolitan Life Global Funding I, 1.7%, 2015	10/25/12-10/26/12	5,359,911	5,374,568
NXP B.V./NXP Funding LLC, 3.75%, 2018	5/06/13	1,470,000	1,481,025
Preferred Term Securities XIX Ltd., CDO, FRN, 0.592%, 2035	9/08/05-3/28/11	265,110	302,026
VPII Escrow Corp., 6.75%, 2018	6/27/13	3,795,000	4,169,756
Total Restricted Securities			$23,157,500
% of Net assets			0.8%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

TIPS	Treasury Inflation Protected Security

Derivative Contracts at 12/31/13

Futures Contracts Outstanding at 12/31/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	1,140	$140,273,438	March - 2014	$3,084,853
U.S. Treasury Bond 30 yr (Short)	USD	300	38,493,750	March - 2014	697,387

					$3,782,240

At December 31, 2013, the fund had liquid securities with an aggregate value of $2,587,032 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

15

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $2,955,609,126)	$2,930,279,705
Underlying affiliated funds, at cost and value	142,373,017
Total investments, at value (identified cost, $3,097,982,143)	$3,072,652,722
Cash	856,340
Receivables for
Daily variation margin on open futures contracts	336,563
Investments sold	24,033,640
TBA sale commitments	94,806,103
Fund shares sold	1,284,854
Interest	24,816,907
Other assets	19,846
Total assets		$3,218,806,975
Liabilities
Payables for
Investments purchased	$840,586
TBA purchase commitments	166,793,863
Fund shares reacquired	6,125,871
Payable to affiliates
Investment adviser	76,485
Shareholder servicing costs	423
Distribution and/or service fees	25,189
Payable for independent Trustees’ compensation	6
Accrued expenses and other liabilities	223,087
Total liabilities		$174,085,510
Net assets		$3,044,721,465
Net assets consist of
Paid-in capital	$3,006,690,585
Unrealized appreciation (depreciation) on investments	(21,547,181)
Accumulated distributions in excess of net realized gain on investments	(23,338,933)
Undistributed net investment income	82,916,994
Net assets		$3,044,721,465
Shares of beneficial interest outstanding		234,172,458

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,208,132,286	92,024,905	$13.13
Service Class	1,836,589,179	142,147,553	12.92

See Notes to Financial Statements

16

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Interest	$85,120,672
Dividends from underlying affiliated funds	183,881
Foreign taxes withheld	(1,221)
Total investment income		$85,303,332
Expenses
Management fee	$13,436,816
Distribution and/or service fees	4,306,623
Shareholder servicing costs	80,740
Administrative services fee	336,782
Independent Trustees’ compensation	44,956
Custodian fee	150,680
Shareholder communications	184,384
Audit and tax fees	72,417
Legal fees	24,852
Miscellaneous	93,862
Total expenses		$18,732,112
Fees paid indirectly	(2,643)
Reduction of expenses by investment adviser	(123,808)
Net expenses		$18,605,661
Net investment income		$66,697,671
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$(10,103,681)
Futures contracts	8,657,533
Net realized gain (loss) on investments		$(1,446,148)
Change in unrealized appreciation (depreciation)
Investments	$(91,692,655)
Futures contracts	3,331,474
Net unrealized gain (loss) on investments		$(88,361,181)
Net realized and unrealized gain (loss) on investments		$(89,807,329)
Change in net assets from operations		$(23,109,658)

See Notes to Financial Statements

17

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$66,697,671	$26,275,209
Net realized gain (loss) on investments	(1,446,148)	15,186,880
Net unrealized gain (loss) on investments	(88,361,181)	21,110,252
Change in net assets from operations	$(23,109,658)	$62,572,341
Distributions declared to shareholders
From net investment income	$(31,426,373)	$(25,375,106)
From net realized gain on investments	(12,316,848)	(6,259,882)
Total distributions declared to shareholders	$(43,743,221)	$(31,634,988)
Change in net assets from fund share transactions	$614,866,540	$1,692,099,620
Total change in net assets	$548,013,661	$1,723,036,973
Net assets
At beginning of period	2,496,707,804	773,670,831
At end of period (including undistributed net investment income of $82,916,994 and $31,419,151, respectively)	$3,044,721,465	$2,496,707,804

See Notes to Financial Statements

18

MFS Research Bond Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.49	$13.01	$12.66	$12.20	$11.00
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.37	$0.44	$0.44	$0.51
Net realized and unrealized gain (loss) on investments	(0.49)	0.57	0.41	0.45	1.20
Total from investment operations	$(0.14)	$0.94	$0.85	$0.89	$1.71
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.37)	$(0.35)	$(0.39)	$(0.51)
From net realized gain on investments	(0.06)	(0.09)	(0.15)	(0.04)	—
Total distributions declared to shareholders	$(0.22)	$(0.46)	$(0.50)	$(0.43)	$(0.51)
Net asset value, end of period (x)	$13.13	$13.49	$13.01	$12.66	$12.20
Total return (%) (k)(r)(s)(x)	(1.03)	7.35	6.75	7.47	16.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.56	0.57	0.59	0.62
Expenses after expense reductions (f)	0.53	0.56	0.57	0.59	0.62
Net investment income	2.65	2.76	3.41	3.51	4.38
Portfolio turnover	68	114	60	66	113
Net assets at end of period (000 omitted)	$1,208,132	$850,417	$367,398	$371,865	$317,851

See Notes to Financial Statements

19

MFS Research Bond Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.30	$12.85	$12.53	$12.10	$10.91
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.33	$0.40	$0.40	$0.47
Net realized and unrealized gain (loss) on investments	(0.48)	0.57	0.41	0.45	1.20
Total from investment operations	$(0.17)	$0.90	$0.81	$0.85	$1.67
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.36)	$(0.34)	$(0.38)	$(0.48)
From net realized gain on investments	(0.06)	(0.09)	(0.15)	(0.04)	—
Total distributions declared to shareholders	$(0.21)	$(0.45)	$(0.49)	$(0.42)	$(0.48)
Net asset value, end of period (x)	$12.92	$13.30	$12.85	$12.53	$12.10
Total return (%) (k)(r)(s)(x)	(1.29)	7.06	6.48	7.20	15.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.81	0.82	0.84	0.87
Expenses after expense reductions (f)	0.78	0.81	0.82	0.84	0.87
Net investment income	2.39	2.48	3.13	3.20	4.07
Portfolio turnover	68	114	60	66	113
Net assets at end of period (000 omitted)	$1,836,589	$1,646,291	$406,273	$211,077	$44,776

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

MFS Research Bond Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Bond Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in

21

MFS Research Bond Series

Notes to Financial Statements – continued

good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$582,669,150	$—	$582,669,150
Non-U.S. Sovereign Debt	—	36,910,640	—	36,910,640
Municipal Bonds	—	7,447,968	—	7,447,968
U.S. Corporate Bonds	—	1,055,956,442	—	1,055,956,442
Residential Mortgage-Backed Securities	—	551,844,662	—	551,844,662
Commercial Mortgage-Backed Securities	—	268,456,406	—	268,456,406
Asset-Backed Securities (including CDOs)	—	94,275,237	—	94,275,237
Foreign Bonds	—	332,719,200	—	332,719,200
Mutual Funds	142,373,017	—	—	142,373,017
Total Investments	$142,373,017	$2,930,279,705	$—	$3,072,652,722

Other Financial Instruments
Futures Contracts	$3,782,240	$—	$—	$3,782,240

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

22

MFS Research Bond Series

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$3,782,240

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$8,657,533

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$3,331,474

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

23

MFS Research Bond Series

Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$40,367,445	$27,596,422
Long-term capital gains	3,375,776	4,038,566
Total distributions	$43,743,221	$31,634,988

24

MFS Research Bond Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$3,115,342,338
Gross appreciation	28,989,198
Gross depreciation	(71,678,814)
Net unrealized appreciation (depreciation)	$(42,689,616)
Undistributed ordinary income	82,917,138
Capital loss carryforwards	(1,933,901)
Other temporary differences	(262,741)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such post-enactment losses are characterized as follows:

Short-Term	$(1,933,901)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$12,125,352	$10,286,289	$4,532,532	$2,460,677
Service Class	19,301,021	15,088,817	7,784,316	3,799,205
Total	$31,426,373	$25,375,106	$12,316,848	$6,259,882

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

Effective August 1, 2013, the investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the period August 1, 2013 through December 31, 2013, this management fee reduction amounted to $90,421, which is shown as a reduction of total expenses in the Statement of Operations. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $26,876, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.50% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 0.70% of average daily net assets for the Initial Class shares and 0.95% of average daily net assets for the Service Class shares. This written agreement was terminated on April 30, 2013. For the period January 1, 2013 through April 30, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

25

MFS Research Bond Series

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $79,832, which equated to 0.0030% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $908.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0125% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $14,953 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $6,511, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,247,690,933	$1,186,223,603
Investments (non-U.S. Government securities)	$1,142,668,563	$597,552,913

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	36,593,250	$479,696,004	4,329,547	$57,444,729
Service Class	35,740,176	465,305,792	22,342,590	294,271,747
	72,333,426	$945,001,796	26,672,137	$351,716,476
Shares issued in connection with the acquisition of Sun Capital Investment Grade Bond Fund
Initial Class			17,749,996	$239,447,454
Service Class			14,383,246	191,297,167
			32,133,242	$430,744,621
Shares issued in connection with the acquisition of SC PIMCO Total Return Fund
Initial Class			17,168,406	$231,601,801
Service Class			58,945,677	783,977,506
			76,114,083	$1,015,579,307

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MFS Research Bond Series

Notes to Financial Statements – continued

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,297,343	$16,657,884	968,614	$12,746,966
Service Class	2,141,133	27,085,337	1,454,043	18,888,022
	3,438,476	$43,743,221	2,422,657	$31,634,988
Shares reacquired
Initial Class	(8,909,820)	$(118,768,904)	(5,409,472)	$(72,146,580)
Service Class	(19,515,497)	(255,109,573)	(4,950,913)	(65,429,192)
	(28,425,317)	$(373,878,477)	(10,360,385)	$(137,575,772)
Net change
Initial Class	28,980,773	$377,584,984	34,807,091	$469,094,370
Service Class	18,365,812	237,281,556	92,174,643	1,223,005,250
	47,346,585	$614,866,540	126,981,734	$1,692,099,620

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 9%, 5%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $12,672 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	224,031,860	919,962,899	(1,001,621,742)	142,373,017

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$183,881	$142,373,017

(8)	Acquisitions

At close of business on December 7, 2012, the fund with net assets of approximately $1,048,429,345, acquired all of the assets and liabilities of Sun Capital Investment Grade Bond Fund and SC PIMCO Total Return Fund, each a series of Sun Capital Advisers Trust. The purpose of the transaction was to provide shareholders of both Sun Capital Investment Grade Bond Fund and SC PIMCO Total Return Fund the opportunity to participate in a larger combined portfolio with similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 32,133,242 shares of the fund to Sun Capital Investment Grade Bond Fund (valued at approximately $430,744,621) and approximately 76,114,083 shares of the fund to SC PIMCO Total Return Fund (valued at approximately $1,015,579,307) for all of the assets and liabilities of Sun Capital Investment Grade Bond Fund and SC PIMCO Total Return Fund. Sun Capital Investment Grade Bond Fund and SC PIMCO Total Return Fund then distributed the shares of the fund that they each received from the fund to their respective shareholders. Sun Capital Investment Grade Bond Fund’s investments on that date were valued at approximately $415,216,875 with a cost basis of approximately $406,114,379. SC PIMCO Total Return Fund’s investments on that date were valued at approximately $956,816,504 with a cost basis of approximately $948,823,374. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from Sun Capital Investment Grade Bond Fund and SC PIMCO Total Return Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

27

MFS Research Bond Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Bond Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Series (one of the series comprising MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Series as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

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MFS Research Bond Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

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MFS Research Bond Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Joshua Marston Robert Persons Jeffrey Wakelin

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MFS Research Bond Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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MFS Research Bond Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of the MFS Web site (mfs.com).

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MFS Research Bond Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $3,714,000 as capital gain dividends paid during the fiscal year.

33

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

34

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

35

ANNUAL REPORT

December 31, 2013

MFS® TOTAL RETURN SERIES

MFS® Variable Insurance Trust

VTR-ANN

MFS® TOTAL RETURN SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

MFS Total Return Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 0.875%, 2016	3.0%
U.S. Treasury Notes, 2.125%, 2015	2.5%
U.S. Treasury Bonds, 4.5%, 2039	2.5%
JPMorgan Chase & Co.	2.3%
Exxon Mobil Corp.	1.8%
Philip Morris International, Inc.	1.7%
Pfizer, Inc.	1.6%
Wells Fargo & Co.	1.6%
Johnson & Johnson	1.5%
Lockheed Martin Corp.	1.3%

Composition including fixed income credit quality (a)(i)
AAA	1.7%
AA	1.1%
A	4.2%
BBB	6.4%
BB	0.2%
CCC (o)	0.0%
CC	0.1%
C (o)	0.0%
U.S. Government	11.4%
Federal Agencies	12.0%
Not Rated (o)	0.0%
Non-Fixed Income	61.5%
Cash & Other	1.4%

Equity sectors
Financial Services	13.5%
Health Care	7.3%
Consumer Staples	6.5%
Industrial Goods & Services	6.1%
Energy	5.8%
Technology	4.6%
Utilities & Communications	4.2%
Leisure	4.0%
Retailing	3.1%
Basic Materials	2.5%
Autos & Housing	2.3%
Transportation	0.9%
Special Products & Services	0.7%

Fixed income sectors (i)
Mortgage-Backed Securities	11.7%
U.S. Treasury Securities	11.4%
High Grade Corporates	8.9%
Commercial Mortgage-Backed Securities	2.3%
Emerging Markets Bonds	1.3%
Non-U.S. Government Bonds	0.7%
U.S. Government Agencies	0.3%
Asset-Backed Securities	0.2%
High Yield Corporates	0.1%
Municipal Bonds	0.1%
Collateralized Debt Obligations	0.1%
Residential Mortgage-Backed Securities (o)	0.0%

MFS Total Return Series

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

MFS Total Return Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Total Return Series (“fund”) provided a total return of 19.05%, while Service Class shares of the fund provided a total return of 18.74%. These compare with returns of 32.39% and –2.02% over the same period for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Barclays U.S. Aggregate Bond Index (“Barclays Index”), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 17.56%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

Within the equity portion of the fund, stock selection and, to a lesser extent, an overweight position in the consumer staples sector was a primary detractor from performance relative to the S&P 500 Index. Within this sector, an overweight position in tobacco company Philip Morris International, and holdings of alcoholic beverage producer Diageo (b) and global food company Nestle (b) (Switzerland), held back relative results. Shares of Philip Morris International underperformed the benchmark during the period after reporting a number of disappointing quarterly results following trade inventory buildup, continued softness in Europe and cigarette volume declines. Management also lowered full-year guidance for 2013 and 2014 which further pressured the stock.

Stocks in other sectors that detracted from relative performance included the timing of the fund’s ownership of internet search giant Google and software giant Microsoft. Not holding shares of strong-performing biotech firm Gilead Sciences, biopharmaceutical company Celgene, aerospace giant Boeing and internet retailer Amazon.com also hurt relative returns. Additionally, an overweight position in retail store Target weakened relative results as this stock underperformed the benchmark during the period.

Within the fixed income portion of the fund, weak security selection, particularly in the media industry, detracted from relative returns.

Contributors to Performance

Within the equity portion of the fund, stock selection and an overweight position in the financial services sector was a positive factor for relative performance, led by overweight positions in insurance companies, MetLife and Prudential Financial, and in custody bank State Street. Shares of all three companies supported relative performance as many financial stocks performed well during the period under the backdrop of better economic data and higher long-term interest rates.

An underweight position and, to a lesser extent, positive stock selection in the technology sector benefited relative performance. The timing of the fund’s ownership in shares of computer and personal electronics maker Apple positively impacted relative results. An overweight position in computer products and services provider Hewlett-Packard also helped as the stock delivered strong performance during the period.

Stock selection in both the industrial goods & services and leisure sectors boosted relative results. Within the industrial goods & services sector, an overweight position in shares of defense contractor Lockheed Martin boosted relative returns as the stock performed well during the period. Shares of Lockheed Martin lagged the S&P 500 Index early in the period, but recovered as sequestration fears subsided. Later in the period, the company’s shares received a boost as South Korea announced it was close to

MFS Total Return Series

Management Review – continued

finalizing an order to replace its aging jet fleet with the F-35 Joint Strike Fighter. Within the leisure sector, the fund’s overweight position in media firm Time Warner Cable supported relative performance.

Elsewhere, overweight positions in life sciences supply company Thermo Fisher Scientific, automotive parts manufacturer Delphi Automotive, and cardiovascular medical device maker St. Jude Medical contributed to relative returns. Shares of Thermo Fisher Scientific rose late in the reporting period as the company reported strong earnings results that beat market expectations during a period in which pharma biotech end markets performed well with high single-digit growth.

Within the fixed income portion of the fund, a greater exposure to the financial sector and an underweight exposure to mortgage-backed securities aided performance relative to the Barclays U.S. Aggregate Bond Index. The portion of the fund’s return derived from yield, which was greater than that of the benchmark, was another key contributor to relative performance.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Jonathon Sage	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective April 30, 2013, Jonathon Sage is also a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Total Return Series

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/03/95	19.05%	11.83%	6.16%
Service Class	5/01/00	18.74%	11.55%	5.89%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		32.39%	17.94%	7.41%
Barclays U.S. Aggregate Bond Index (f)		(2.02)%	4.44%	4.55%
MFS Total Return Blended Index (f)(w)		17.56%	12.71%	6.54%

(f)	Source: FactSet Research Systems Inc.

(w)	MFS Total Return Blended Index is at a point in time and allocations during the period can change. As of December 31, 2013, the blended index was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Barclays U.S. Aggregate Bond Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

MFS Total Return Series

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Total Return Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.70%	$1,000.00	$1,098.42	$3.70
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57
Service Class	Actual	0.95%	$1,000.00	$1,097.06	$5.02
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 0.69%, $3.65 and $3.52 for Initial Class shares and 0.94%, $4.97 and $4.79 for Service Class shares. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

MFS Total Return Series

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 61.3%
Aerospace – 3.5%
General Dynamics Corp.	40,434	$3,863,460
Honeywell International, Inc.	267,379	24,430,419
Lockheed Martin Corp.	279,423	41,539,023
Northrop Grumman Corp.	92,746	10,629,619
Precision Castparts Corp.	12,715	3,424,150
United Technologies Corp.	240,041	27,316,666

		$111,203,337

Airlines – 0.1%
Copa Holdings S.A., “A”	22,447	$3,593,989

Alcoholic Beverages – 0.5%
Diageo PLC	494,327	$16,371,615

Apparel Manufacturers – 0.1%
Hanesbrands, Inc.	51,330	$3,606,959

Automotive – 2.1%
Delphi Automotive PLC	365,710	$21,990,142
General Motors Co. (a)	467,139	19,091,971
Johnson Controls, Inc.	314,083	16,112,458
Magna International, Inc.	112,810	9,249,942

		$66,444,513

Broadcasting – 1.5%
Omnicom Group, Inc.	163,647	$12,170,427
Time Warner, Inc.	99,240	6,919,013
Twenty-First Century Fox, Inc.	95,671	3,365,706
Viacom, Inc., “B”	65,957	5,760,684
Walt Disney Co.	274,239	20,951,860

		$49,167,690

Brokerage & Asset Managers – 0.8%
BlackRock, Inc.	36,243	$11,469,822
Franklin Resources, Inc.	211,290	12,197,772
NASDAQ OMX Group, Inc.	69,020	2,746,996

		$26,414,590

Business Services – 0.7%
Accenture PLC, “A”	206,964	$17,016,580
Fidelity National Information Services, Inc.	35,537	1,907,626
Fiserv, Inc. (a)	63,682	3,760,422

		$22,684,628

Cable TV – 1.5%
Comcast Corp., “Special A”	586,130	$29,236,164
Time Warner Cable, Inc.	138,630	18,784,365

		$48,020,529

Chemicals – 1.6%
3M Co.	185,476	$26,013,009
Celanese Corp.	72,478	4,008,758
LyondellBasell Industries N.V., “A”	48,390	3,884,749
PPG Industries, Inc.	97,217	18,438,176

		$52,344,692

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 1.2%
CA, Inc.	139,020	$4,678,023
Microsoft Corp.	242,620	9,081,267
Oracle Corp.	430,323	16,464,158
Symantec Corp.	370,730	8,741,813

		$38,965,261

Computer Software – Systems – 1.7%
Apple, Inc.	8,174	$4,586,513
Canon, Inc.	76,800	2,428,487
EMC Corp.	128,590	3,234,039
Hewlett-Packard Co.	840,901	23,528,410
International Business Machines Corp.	82,435	15,462,333
Western Digital Corp.	62,490	5,242,911

		$54,482,693

Construction – 0.2%
Stanley Black & Decker, Inc.	91,251	$7,363,043

Consumer Products – 0.7%
Procter & Gamble Co.	225,255	$18,338,010
Reckitt Benckiser Group PLC	46,981	3,728,867

		$22,066,877

Containers – 0.1%
Crown Holdings, Inc. (a)	43,440	$1,936,121
Packaging Corp. of America	44,210	2,797,609

		$4,733,730

Electrical Equipment – 1.5%
Danaher Corp.	331,083	$25,559,608
Pentair Ltd.	86,103	6,687,620
Siemens AG	42,264	5,772,975
Tyco International Ltd.	267,882	10,993,877

		$49,014,080

Electronics – 0.9%
Hoya Corp.	110,500	$3,066,005
Intel Corp.	298,430	7,747,243
Microchip Technology, Inc.	346,020	15,484,395
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	232,840	4,060,730

		$30,358,373

Energy – Independent – 2.2%
Anadarko Petroleum Corp.	94,687	$7,510,573
Antero Resources Corp. (a)	4,260	270,254
Apache Corp.	121,356	10,429,335
Canadian Natural Resources Ltd.	89,194	3,018,325
EOG Resources, Inc.	13,892	2,331,633
EQT Corp.	55,620	4,993,564
Marathon Petroleum Corp.	61,360	5,628,553
Noble Energy, Inc.	152,399	10,379,896
Occidental Petroleum Corp.	158,371	15,061,082
Valero Energy Corp.	221,440	11,160,576

		$70,783,791

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Integrated – 3.3%
Chevron Corp.	261,945	$32,719,550
Exxon Mobil Corp.	572,610	57,948,132
Petroleo Brasileiro S.A., ADR	321,160	4,717,840
Royal Dutch Shell PLC, “A”	272,540	9,761,891

		$105,147,413

Engineering – Construction – 0.1%
Fluor Corp.	40,670	$3,265,394

Entertainment – 0.1%
Regal Entertainment Group, “A”	99,450	$1,934,303

Food & Beverages – 2.2%
Coca-Cola Co.	101,808	$4,205,688
Coca-Cola Enterprises, Inc.	57,344	2,530,591
Dr Pepper Snapple Group, Inc.	61,997	3,020,494
General Mills, Inc.	347,040	17,320,766
Groupe Danone	129,852	9,346,304
Ingredion, Inc.	38,870	2,661,040
Kellogg Co.	31,781	1,940,866
Kraft Foods Group, Inc.	20,532	1,107,085
Mondelez International, Inc.	112,214	3,961,154
Nestle S.A.	283,879	20,780,560
Tyson Foods, Inc., “A”	121,180	4,054,683

		$70,929,231

Food & Drug Stores – 1.5%
CVS Caremark Corp.	439,826	$31,478,347
Kroger Co.	351,410	13,891,237
Walgreen Co.	51,990	2,986,306

		$48,355,890

Gaming & Lodging – 0.2%
Hilton Worldwide Holdings, Inc. (a)	50,580	$1,125,405
Wynn Resorts Ltd.	24,618	4,781,062

		$5,906,467

General Merchandise – 1.1%
Kohl’s Corp.	125,381	$7,115,372
Macy’s, Inc.	190,160	10,154,544
Target Corp.	287,080	18,163,552

		$35,433,468

Insurance – 4.4%
ACE Ltd.	186,904	$19,350,171
American International Group, Inc.	104,470	5,333,194
Aon PLC	137,261	11,514,825
Chubb Corp.	45,414	4,388,355
Delta Lloyd N.V.	300,040	7,446,278
Everest Re Group Ltd.	32,673	5,092,741
MetLife, Inc.	621,920	33,533,926
Prudential Financial, Inc.	243,860	22,488,769
Travelers Cos., Inc.	170,731	15,457,985
Validus Holdings Ltd.	220,640	8,889,586
Zurich Insurance Group AG	23,204	6,724,101

		$140,219,931

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – 0.8%
Facebook, Inc., “A “ (a)	91,950	$5,025,987
Google, Inc., “A” (a)	8,612	9,651,555
Yahoo!, Inc. (a)	263,480	10,655,131

		$25,332,673

Leisure & Toys – 0.2%
Hasbro, Inc.	114,144	$6,279,061

Machinery & Tools – 1.0%
Cummins, Inc.	76,910	$10,842,003
Eaton Corp. PLC	153,815	11,708,398
Illinois Tool Works, Inc.	99,787	8,390,091

		$30,940,492

Major Banks – 6.8%
Bank of America Corp.	550,207	$8,566,723
Bank of New York Mellon Corp.	605,736	21,164,416
BOC Hong Kong Holdings Ltd.	685,500	2,204,800
Goldman Sachs Group, Inc.	138,161	24,490,419
HSBC Holdings PLC	265,936	2,917,055
JPMorgan Chase & Co.	1,240,248	72,529,703
Mizuho Financial Group, Inc.	2,505,700	5,424,932
Morgan Stanley	177,435	5,564,362
PNC Financial Services Group, Inc.	100,766	7,817,426
State Street Corp.	199,852	14,667,138
Sumitomo Mitsui Financial Group, Inc.	87,700	4,513,664
Wells Fargo & Co.	1,108,800	50,339,520

		$220,200,158

Medical & Health Technology & Services – 0.5%
AmerisourceBergen Corp.	53,083	$3,732,266
Express Scripts Holding Co. (a)	146,154	10,265,857
Quest Diagnostics, Inc.	42,517	2,276,360

		$16,274,483

Medical Equipment – 2.1%
Abbott Laboratories	424,201	$16,259,624
Covidien PLC	188,814	12,858,233
Medtronic, Inc.	128,728	7,387,700
St. Jude Medical, Inc.	193,044	11,959,076
Thermo Fisher Scientific, Inc.	178,195	19,842,013

		$68,306,646

Metals & Mining – 0.4%
Rio Tinto Ltd.	88,390	$4,990,465
Vale S.A., ADR	427,270	6,515,868

		$11,506,333

Natural Gas – Distribution – 0.2%
GDF SUEZ	296,409	$6,970,823

Natural Gas – Pipeline – 0.2%
Williams Cos., Inc.	165,000	$6,364,050

Oil Services – 0.3%
Noble Corp. PLC	103,254	$3,868,927
Schlumberger Ltd.	35,476	3,196,742
Transocean, Inc.	58,220	2,877,232

		$9,942,901

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – 1.0%
American Express Co.	44,930	$4,076,499
BB&T Corp.	140,320	5,236,742
Discover Financial Services	43,340	2,424,873
Fifth Third Bancorp	100,990	2,123,820
SunTrust Banks, Inc.	78,770	2,899,524
U.S. Bancorp	85,090	3,437,636
Visa, Inc., “A”	43,613	9,711,743
Western Union Co.	113,021	1,949,612

		$31,860,449

Pharmaceuticals – 4.7%
AbbVie, Inc.	60,853	$3,213,647
Bayer AG	32,553	4,565,641
Bristol-Myers Squibb Co.	271,020	14,404,713
Eli Lilly & Co.	176,830	9,018,330
Johnson & Johnson	515,030	47,171,598
Merck & Co., Inc.	284,230	14,225,712
Pfizer, Inc.	1,682,724	51,541,836
Roche Holding AG	13,440	3,754,552
Valeant Pharmaceuticals International, Inc. (a)	28,890	3,391,686
Zoetis, Inc.	14,246	465,702

		$151,753,417

Printing & Publishing – 0.2%
McGraw-Hill Cos., Inc.	35,190	$2,751,858
Moody’s Corp.	34,734	2,725,577

		$5,477,435

Railroad & Shipping – 0.2%
Canadian National Railway Co.	73,850	$4,210,927
Union Pacific Corp.	18,177	3,053,736

		$7,264,663

Real Estate – 0.5%
American Capital Agency Corp., REIT	57,160	$1,102,616
Annaly Mortgage Management, Inc., REIT	360,200	3,591,194
Corio N.V., REIT	73,937	3,313,369
Digital Realty Trust, Inc., REIT	142,490	6,999,109
EPR Properties, REIT	50,300	2,472,748

		$17,479,036

Restaurants – 0.4%
ARAMARK Holdings Corp. (a)	58,580	$1,535,968
McDonald’s Corp.	99,453	9,649,925

		$11,185,893

Specialty Chemicals – 0.4%
Air Products & Chemicals, Inc.	72,054	$8,054,196
FMC Corp.	46,350	3,497,571
Valspar Corp.	8,580	611,668

		$12,163,435

Specialty Stores – 0.4%
Advance Auto Parts, Inc.	38,836	$4,298,368
Best Buy Co., Inc.	112,870	4,501,256

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – continued
Staples, Inc.	319,452	$5,076,092

		$13,875,716

Telecommunications – Wireless – 0.3%
Tele2 AB, “B”	208,181	$2,357,951
Vodafone Group PLC	2,163,460	8,490,718

		$10,848,669

Telephone Services – 1.9%
AT&T, Inc.	377,665	$13,278,701
Bezeq – The Israel Telecommunication Corp. Ltd.	862,410	1,461,775
CenturyLink, Inc.	213,809	6,809,817
Frontier Communications Corp.	2,029,470	9,437,036
TDC A.S.	558,136	5,413,850
Telecom Italia S.p.A. – Savings Shares	3,126,757	2,447,541
Telefonica Brasil S.A., ADR	144,810	2,783,248
Verizon Communications, Inc.	371,100	18,235,854

		$59,867,822

Tobacco – 3.1%
Altria Group, Inc.	327,653	$12,578,599
Imperial Tobacco Group PLC	33,372	1,292,034
Japan Tobacco, Inc.	140,600	4,566,062
Lorillard, Inc.	489,500	24,807,860
Philip Morris International, Inc.	633,879	55,229,877

		$98,474,432

Trucking – 0.5%
United Parcel Service, Inc., “B”	156,141	$16,407,296

Utilities – Electric Power – 1.4%
American Electric Power Co., Inc.	162,720	$7,605,533
Companhia Energetica de Minas Gerais, IPS	913,787	5,426,367
Duke Energy Corp.	71,643	4,944,083
E.ON AG	339,488	6,265,253
NRG Energy, Inc.	100,661	2,890,984
PG&E Corp.	134,660	5,424,105
PPL Corp.	311,082	9,360,457
Public Service Enterprise Group, Inc.	131,163	4,202,463

		$46,119,245

Total Common Stocks (Identified Cost, $1,552,894,700)		$1,973,707,615

BONDS – 36.9%
Agency – Other – 0.1%
Financing Corp., 9.65%, 2018	$1,275,000	$1,721,904

Asset-Backed & Securitized – 2.4%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.767%, 2040 (z)	$3,129,269	$1,654,896
BlackRock Capital Finance LP, 7.75%, 2026 (z)	115,269	13,472
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	152,288	156,096

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Citigroup Commercial Mortgage Trust, FRN, 5.705%, 2049	$3,050,000	$3,410,647
Credit Suisse Mortgage Capital Certificate, FRN, 5.695%, 2040	5,852,223	6,462,130
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	1,466,008	1,425,241
Goldman Sachs Mortgage Securities Corp., FRN, 5.803%, 2045	10,121,518	11,112,870
Greenwich Capital Commercial Funding Corp., 5.475%, 2039	5,978,000	6,360,634
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	4,257,000	4,450,472
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	1,101,358	1,196,293
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.927%, 2051	7,901,910	7,972,775
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.805%, 2049	777,548	864,777
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.948%, 2037	2,548,000	2,679,332
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.25%, 2041	2,281,803	2,290,234
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	4,795,935	5,187,892
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.858%, 2050	638,909	657,312
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.739%, 2050	7,062,966	7,811,012
Morgan Stanley Capital I, Inc., FRN, 0.935%, 2030 (i)(n)	4,964,531	142,115
Race Point CLO Ltd., “A1A”, FRN, 0.441%, 2021 (n)	2,749,004	2,714,620
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	3,362,417	2,776,550
Spirit Master Funding LLC, 5.05%, 2023 (z)	2,581,643	2,652,639
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.924%, 2051	772,500	842,430
Wachovia Bank Commercial Mortgage Trust, FRN, 5.732%, 2049	4,011,472	4,438,955

		$77,273,394

Automotive – 0.3%
Toyota Motor Credit Corp., 3.2%, 2015	$2,200,000	$2,287,875
Toyota Motor Credit Corp., 3.4%, 2021	3,170,000	3,213,667
Volkswagen International Finance N.V., 2.375%, 2017 (n)	3,032,000	3,110,556

		$8,612,098

Broadcasting – 0.2%
Discovery Communications, Inc., 4.875%, 2043	$2,180,000	$2,004,011
News America, Inc., 8.5%, 2025	2,839,000	3,571,953

		$5,575,964

Issuer	Shares/Par	Value ($)

BONDS – continued
Cable TV – 0.3%
Comcast Corp., 2.85%, 2023	$3,520,000	$3,249,393
DIRECTV Holdings LLC, 4.6%, 2021	1,960,000	2,021,556
Time Warner Entertainment Co. LP, 8.375%, 2033	2,855,000	3,103,228

		$8,374,177

Computer Software – Systems – 0.0%
Apple, Inc., 3.85%, 2043	$1,303,000	$1,084,417

Conglomerates – 0.2%
ABB Finance (USA), Inc., 2.875%, 2022	$1,096,000	$1,034,090
General Electric Co., 2.7%, 2022	2,780,000	2,597,971
United Technologies Corp., 3.1%, 2022	1,510,000	1,474,230

		$5,106,291

Consumer Products – 0.1%
Reckitt Benckiser Treasury Services PLC, 3.625%, 2023 (n)	$3,463,000	$3,392,957

Consumer Services – 0.0%
eBay, Inc., 1.35%, 2017	$1,024,000	$1,017,763

Defense Electronics – 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$1,936,000	$2,055,610

Emerging Market Quasi-Sovereign – 0.5%
CNOOC Finance (2012) Ltd., 3.875%, 2022 (n)	$3,630,000	$3,491,661
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	1,088,000	1,086,248
Gaz Capital S.A., 3.85%, 2020 (n)	1,015,000	979,475
Petrobras Global Finance Co., FRN, 2.383%, 2019	2,195,000	2,151,100
Petrobras International Finance Co., 5.375%, 2021	1,363,000	1,351,012
Petrobras International Finance Co., 6.75%, 2041	977,000	906,510
Petroleos Mexicanos, 8%, 2019	2,671,000	3,231,910
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	1,987,865	2,112,107

		$15,310,023

Emerging Market Sovereign – 0.4%
Republic of Peru, 7.35%, 2025	$287,000	$361,620
Russian Federation, 3.625%, 2015 (z)	7,700,000	7,950,250
United Mexican States, 4.75%, 2044	4,939,000	4,451,274

		$12,763,144

Energy – Independent – 0.1%
Apache Corp., 3.25%, 2022	$1,493,000	$1,468,813
Apache Corp., 4.75%, 2043	1,141,000	1,102,693
EOG Resources, Inc., 2.625%, 2023	1,069,000	970,943
Hess Corp., 8.125%, 2019	1,050,000	1,303,569

		$4,846,018

Energy – Integrated – 0.5%
BP Capital Markets PLC, 4.5%, 2020	$1,054,000	$1,137,394
BP Capital Markets PLC, 4.742%, 2021	3,027,000	3,306,964

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Integrated – continued
Husky Energy, Inc., 5.9%, 2014	$2,702,000	$2,765,600
Husky Energy, Inc., 7.25%, 2019	2,752,000	3,318,714
Petro-Canada, 6.05%, 2018	1,942,000	2,236,941
Total Capital International S.A., 1.55%, 2017	3,169,000	3,168,442

		$15,934,055

Financial Institutions – 0.0%
General Electric Capital Corp., 3.1%, 2023	$1,689,000	$1,599,904

Food & Beverages – 0.3%
Anheuser-Busch InBev S.A., 8%, 2039	$3,600,000	$5,172,300
Conagra Foods, Inc., 3.2%, 2023	1,825,000	1,691,697
Diageo Capital PLC, 2.625%, 2023	1,270,000	1,155,963
Kraft Foods Group, Inc., 3.5%, 2022	1,463,000	1,423,721
Wm. Wrigley Jr. Co., 2.4%, 2018 (n)	756,000	750,972

		$10,194,653

Insurance – 0.2%
American International Group, Inc., 4.875%, 2022	$5,088,000	$5,460,925
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	1,740,000	1,776,053

		$7,236,978

Insurance – Health – 0.1%
WellPoint, Inc., 3.3%, 2023	$2,122,000	$1,977,163

Insurance – Property & Casualty – 0.5%
ACE Ltd., 2.7%, 2023	$3,560,000	$3,256,756
Allstate Corp., 5.75%, 2053	1,025,000	1,032,688
Chubb Corp., 6.375% to 2017, FRN to 2067	4,072,000	4,407,940
Liberty Mutual Group, Inc., 4.25%, 2023 (n)	1,699,000	1,637,856
Marsh & McLennan Cos., Inc., 4.8%, 2021	3,270,000	3,481,523
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	1,514,000	1,608,625

		$15,425,388

International Market Quasi-Sovereign – 0.4%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$826,000	$845,324
KFW International Finance, Inc., 4.875%, 2019	4,560,000	5,200,954
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	2,564,000	2,590,153
Temasek Financial I Ltd., 2.375%, 2023 (n)	6,400,000	5,749,562

		$14,385,993

International Market Sovereign – 0.1%
Republic of Iceland, 4.875%, 2016 (n)	$3,440,000	$3,569,000

Internet – 0.1%
Baidu, Inc., 3.5%, 2022	$3,950,000	$3,622,802

Issuer	Shares/Par	Value ($)

BONDS – continued
Local Authorities – 0.2%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 2040	$3,685,000	$4,851,855

Machinery & Tools – 0.1%
Atlas Copco AB, 5.6%, 2017 (n)	$2,786,000	$3,098,433

Major Banks – 1.6%
ABN AMRO Bank N.V., FRN, 2.005%, 2014 (n)	$3,710,000	$3,714,667
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	1,800,000	1,854,803
Bank of America Corp., 5.49%, 2019	2,989,000	3,307,155
Bank of America Corp., 7.625%, 2019	2,480,000	3,074,384
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	1,842,000	1,901,865
Credit Suisse Group AG, 6.5%, 2023 (n)	3,520,000	3,744,400
Goldman Sachs Group, Inc., 5.625%, 2017	4,227,000	4,656,379
HSBC Holdings PLC, 5.1%, 2021	2,410,000	2,675,228
ING Bank N.V., 3.75%, 2017 (n)	2,966,000	3,122,768
ING Bank N.V., 5.8%, 2023 (n)	3,438,000	3,589,272
JPMorgan Chase & Co., 6.3%, 2019	3,410,000	4,022,528
JPMorgan Chase & Co., 3.25%, 2022	1,120,000	1,071,670
Morgan Stanley, 6.625%, 2018	4,287,000	5,014,011
PNC Funding Corp., 5.625%, 2017	3,348,000	3,715,065
Royal Bank of Scotland PLC, 2.55%, 2015	875,000	894,912
Wells Fargo & Co., 2.1%, 2017	3,860,000	3,930,518

		$50,289,625

Medical & Health Technology & Services – 0.3%
Baxter International, Inc., 3.2%, 2023	$2,050,000	$1,955,235
CareFusion Corp., 6.375%, 2019	3,950,000	4,467,857
Express Scripts Holding Co., 2.65%, 2017	3,087,000	3,180,595

		$9,603,687

Metals & Mining – 0.3%
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 2023	$3,570,000	$3,370,687
Rio Tinto Finance (USA) PLC, 3.5%, 2022	3,220,000	3,155,275
Vale Overseas Ltd., 4.625%, 2020	1,006,000	1,029,134
Vale Overseas Ltd., 6.875%, 2039	782,000	806,604

		$8,361,700

Mortgage-Backed – 11.8%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	$4,261,918	$4,666,932
Fannie Mae, 3.5%, 2043	2,635,383	2,620,675
Fannie Mae, 4.495%, 2014	878,137	880,839
Fannie Mae, 4.72%, 2014	116,430	115,085
Fannie Mae, 4.877%, 2014	1,797,524	1,802,649
Fannie Mae, 4.56%, 2015	311,478	323,124
Fannie Mae, 4.78%, 2015	431,495	449,934
Fannie Mae, 4.856%, 2015	284,397	296,351
Fannie Mae, 4.908%, 2015	40,564	41,911
Fannie Mae, 4.997%, 2015	125,422	131,532

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 5.1%, 2015	$480,000	$500,456
Fannie Mae, 5.19%, 2015	392,343	415,393
Fannie Mae, 5.09%, 2016	493,574	542,325
Fannie Mae, 5.27%, 2016	1,604,547	1,770,898
Fannie Mae, 5.5%, 2016 - 2040	38,151,798	41,927,372
Fannie Mae, 5.662%, 2016	701,130	755,255
Fannie Mae, 5.725%, 2016	976,043	1,072,674
Fannie Mae, 4.99%, 2017	62,671	64,555
Fannie Mae, 5.05%, 2017	471,812	510,367
Fannie Mae, 6%, 2017 - 2037	21,324,458	23,502,399
Fannie Mae, 2.578%, 2018	2,388,000	2,441,150
Fannie Mae, 3.8%, 2018	322,776	343,763
Fannie Mae, 3.91%, 2018	471,352	507,696
Fannie Mae, 4.5%, 2018 - 2041	11,662,436	12,397,403
Fannie Mae, 5%, 2018 - 2041	17,528,588	19,000,693
Fannie Mae, 4.6%, 2019	494,345	544,111
Fannie Mae, 4.88%, 2020	740,332	806,832
Fannie Mae, 2.59%, 2023	498,365	470,233
Fannie Mae, 3%, 2027	2,948,432	3,012,192
Fannie Mae, 2.5%, 2028	2,667,425	2,643,181
Fannie Mae, 7.5%, 2030 - 2032	258,538	299,653
Fannie Mae, 6.5%, 2031 - 2037	6,191,503	6,922,516
Fannie Mae, 3.5%, 2041 - 2043	7,432,499	7,394,792
Fannie Mae, 4%, 2041	966,077	995,047
Fannie Mae, 3.5%, 2043	13,572,553	13,496,727
Fannie Mae, TBA, 4.5%, 2044	10,343,000	10,889,644
Fannie Mae, TBA, 3%, 2028	9,700,000	9,848,910
Fannie Mae, TBA, 4%, 2044	26,877,000	27,494,331
Freddie Mac, 6%, 2016 - 2037	9,239,892	10,246,875
Freddie Mac, 3.882%, 2017	1,246,615	1,341,438
Freddie Mac, 5%, 2017 - 2039	10,058,135	10,869,121
Freddie Mac, 2.303%, 2018	617,765	624,067
Freddie Mac, 2.412%, 2018	1,820,000	1,853,772
Freddie Mac, 3.154%, 2018	430,000	450,970
Freddie Mac, 4.5%, 2018 - 2039	7,888,867	8,390,439
Freddie Mac, 1.869%, 2019	1,266,000	1,222,845
Freddie Mac, 5.085%, 2019	4,316,000	4,866,208
Freddie Mac, 5.5%, 2019 - 2037	7,974,117	8,758,901
Freddie Mac, 3.808%, 2020	3,705,000	3,901,239
Freddie Mac, 3.32%, 2023	618,000	610,279
Freddie Mac, 3.458%, 2023	2,553,000	2,532,859
Freddie Mac, 6.5%, 2034 - 2038	3,701,031	4,127,602
Freddie Mac, 4%, 2040 - 2043	18,286,681	18,794,746
Freddie Mac, 3.5%, 2042 - 2043	18,986,439	18,871,132
Freddie Mac, 3%, 2043	17,183,511	16,300,449
Freddie Mac, TBA, 4%, 2043	3,117,000	3,181,045
Ginnie Mae, 4%, 2042	250,825	261,136
Ginnie Mae, 3%, 2043	8,138,894	7,877,016
Ginnie Mae, 6%, 2032 - 2038	5,548,245	6,280,132
Ginnie Mae, 4.5%, 2033 - 2041	10,428,179	11,219,162
Ginnie Mae, 5%, 2033 - 2034	1,278,062	1,398,340
Ginnie Mae, 5.5%, 2033 - 2035	3,736,463	4,130,089
Ginnie Mae, 3.5%, 2041 - 2043	16,339,674	16,511,072
Ginnie Mae, 4%, 2041	10,975,019	11,432,168
Ginnie Mae, 3%, 2043	886,714	858,236

		$378,810,938

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Pipeline – 0.4%
Energy Transfer Partners LP, 3.6%, 2023	$1,975,000	$1,826,079
Energy Transfer Partners LP, 4.9%, 2024	1,270,000	1,287,224
Enterprise Products Operating LP, 6.5%, 2019	2,995,000	3,511,503
Kinder Morgan Energy Partners LP, 4.15%, 2024	1,369,000	1,322,262
Kinder Morgan Energy Partners LP, 7.4%, 2031	1,023,000	1,192,364
Kinder Morgan Energy Partners LP, 7.75%, 2032	1,661,000	2,013,825
Spectra Energy Capital LLC, 8%, 2019	2,734,000	3,254,865

		$14,408,122

Network & Telecom – 0.1%
Verizon Communications, Inc., 6.4%, 2033	$4,093,000	$4,694,511

Oil Services – 0.1%
Transocean, Inc., 3.8%, 2022	$1,785,000	$1,689,320

Other Banks & Diversified Financials – 0.9%
American Express Co., 5.5%, 2016	$3,321,000	$3,693,643
Banco Bradesco S.A., 6.75%, 2019 (n)	2,072,000	2,283,344
Banco de Credito del Peru, 5.375%, 2020	2,967,000	3,085,680
Bank of Tokyo-Mitsubishi UFJ Ltd., 4.1%, 2023 (n)	2,880,000	2,880,708
BBVA Bancomer S.A. de C.V., 6.75%, 2022 (n)	2,890,000	3,077,850
Capital One Financial Corp., 6.15%, 2016	4,542,000	5,079,805
Citigroup, Inc., 2.5%, 2018	2,450,000	2,461,103
Discover Bank, 4.2%, 2023	1,540,000	1,516,483
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	3,106,000	4,053,330
SunTrust Banks, Inc., 2.35%, 2018	1,366,000	1,358,051
Swedbank AB, 2.125%, 2017 (n)	821,000	820,910

		$30,310,907

Pharmaceuticals – 0.3%
AbbVie, Inc., 1.2%, 2015	$2,310,000	$2,333,479
Hospira, Inc., 6.05%, 2017	3,091,000	3,409,407
Roche Holdings, Inc., 6%, 2019 (n)	1,438,000	1,681,919
Teva Pharmaceutical Finance IV LLC, 3.65%, 2021	3,146,000	3,081,384

		$10,506,189

Real Estate – 0.4%
ERP Operating LP, REIT, 5.375%, 2016	$910,000	$1,003,278
ERP Operating LP, REIT, 4.625%, 2021	3,238,000	3,409,151
HCP, Inc., REIT, 5.375%, 2021	2,622,000	2,850,887
Simon Property Group, Inc., REIT, 5.875%, 2017	1,131,000	1,268,073
WEA Finance LLC, 6.75%, 2019 (n)	934,000	1,109,913
WEA Finance LLC, REIT, 4.625%, 2021 (n)	3,540,000	3,731,171

		$13,372,473

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Retailers – 0.4%
Gap, Inc., 5.95%, 2021	$2,180,000	$2,405,898
Home Depot, Inc., 3.75%, 2024	1,900,000	1,887,897
Home Depot, Inc., 5.95%, 2041	989,000	1,144,439
Limited Brands, Inc., 5.25%, 2014	1,219,000	1,257,094
Wal-Mart Stores, Inc., 5.25%, 2035	5,931,000	6,423,071

		$13,118,399

Supranational – 0.2%
Asian Development Bank, 2.75%, 2014	$3,340,000	$3,372,084
Asian Development Bank, 1.125%, 2017	2,069,000	2,078,548

		$5,450,632

Municipals – 0.1%
New York, NY, Transitional Finance Authority Rev., Future Tax Secured, “A”, 5%, 2042	$3,120,000	$3,232,570

Telecommunications – Wireless – 0.4%
American Tower Trust I, 3.07%, 2023 (n)	$3,560,000	$3,330,583
Crown Castle Towers LLC, 6.113%, 2020 (n)	2,493,000	2,792,546
Crown Castle Towers LLC, 4.883%, 2020 (n)	1,270,000	1,330,837
Rogers Communications, Inc., 6.8%, 2018	5,026,000	5,987,358

		$13,441,324

Tobacco – 0.2%
Altria Group, Inc., 2.85%, 2022	$3,640,000	$3,346,274
B.A.T. International Finance PLC, 3.25%, 2022 (n)	3,636,000	3,477,365

		$6,823,639

Transportation – Services – 0.1%
ERAC USA Finance Co., 7%, 2037 (n)	$2,696,000	$3,181,186

U.S. Government Agencies and Equivalents – 0.2%
Aid-Egypt, 4.45%, 2015	$152,000	$162,266
Small Business Administration, 4.35%, 2023	13,386	14,194
Small Business Administration, 4.77%, 2024	678,371	722,058
Small Business Administration, 5.18%, 2024	1,159,323	1,257,733
Small Business Administration, 5.52%, 2024	67,852	73,960
Small Business Administration, 4.99%, 2024	1,164,460	1,261,933
Small Business Administration, 4.95%, 2025	36,751	39,209
Small Business Administration, 5.11%, 2025	3,887,657	4,220,545

		$7,751,898

U.S. Treasury Obligations – 11.3%
U.S. Treasury Bonds, 8.5%, 2020	$5,808,000	$7,956,507
U.S. Treasury Bonds, 8%, 2021	723,000	1,003,050
U.S. Treasury Bonds, 6%, 2026	777,000	989,946

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 6.75%, 2026	$2,569,000	$3,487,418
U.S. Treasury Bonds, 5.375%, 2031	574,000	701,536
U.S. Treasury Bonds, 4.5%, 2036	1,203,000	1,334,202
U.S. Treasury Bonds, 5%, 2037	1,609,000	1,907,922
U.S. Treasury Bonds, 4.5%, 2039	71,039,600	78,454,358
U.S. Treasury Notes, 1.875%, 2014	5,180,000	5,209,946
U.S. Treasury Notes, 4.75%, 2014	150,000	152,543
U.S. Treasury Notes, 4.125%, 2015	11,422,000	12,029,685
U.S. Treasury Notes, 2.125%, 2015	78,393,000	80,478,411
U.S. Treasury Notes, 9.875%, 2015	2,793,000	3,287,012
U.S. Treasury Notes, 2.625%, 2016	2,673,000	2,799,968
U.S. Treasury Notes, 5.125%, 2016	488,000	540,765
U.S. Treasury Notes, 0.875%, 2016	95,868,000	96,077,759
U.S. Treasury Notes, 4.75%, 2017	1,507,000	1,701,968
U.S. Treasury Notes, 3.75%, 2018	17,568,000	19,269,900
U.S. Treasury Notes, 2.75%, 2019	6,407,000	6,709,334
U.S. Treasury Notes, 3.125%, 2019	514,000	547,370
U.S. Treasury Notes, 3.5%, 2020	32,209,000	34,715,247
U.S. Treasury Notes, 3.125%, 2021	4,926,000	5,127,661

		$364,482,508

Utilities – Electric Power – 0.6%
MidAmerican Funding LLC, 6.927%, 2029	$903,000	$1,086,513
Oncor Electric Delivery Co., 7%, 2022	2,810,000	3,347,699
Pacific Gas & Electric Co., 4.6%, 2043	2,940,000	2,795,140
PPL Corp., 3.4%, 2023	2,940,000	2,731,213
Progress Energy, Inc., 3.15%, 2022	3,893,000	3,742,901
PSEG Power LLC, 5.32%, 2016	2,617,000	2,879,236
System Energy Resources, Inc., 5.129%, 2014 (z)	388,689	389,034
Waterford 3 Funding Corp., 8.09%, 2017	1,322,399	1,317,837

		$18,289,573

Total Bonds (Identified Cost, $1,166,639,411)		$1,186,849,185

CONVERTIBLE PREFERRED STOCKS – 0.2%
Aerospace – 0.0%
United Technologies Corp., 7.5%	16,840	$1,102,515

Utilities – Electric Power – 0.2%
PPL Corp., 8.75%	90,220	$4,770,834

Total Convertible Preferred Stocks (Identified Cost, $5,885,969)		$5,873,349

MONEY MARKET FUNDS – 2.7%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	88,330,222	$88,330,222

Total Investments (Identified Cost, $2,813,750,302)		$3,254,760,371

OTHER ASSETS, LESS LIABILITIES – (1.1)%		(35,754,930)

Net Assets – 100.0%		$3,219,005,441

MFS Total Return Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $92,546,860, representing 2.9% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.767%, 2040	3/01/06	$3,129,269	$1,654,896
BlackRock Capital Finance LP, 7.75%, 2026	8/16/13	112,435	13,472
Russian Federation, 3.625%, 2015	4/22/10	7,690,528	7,950,250
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	2,560,935	2,652,639
System Energy Resources, Inc., 5.129%, 2014	4/16/04-11/22/04	389,102	389,034
Total Restricted Securities			$12,660,291
% of Net assets			0.4%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IPS	International Preference Stock

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $2,725,420,080)	$3,166,430,149
Underlying affiliated funds, at cost and value	88,330,222
Total investments, at value (identified cost, $2,813,750,302)	$3,254,760,371
Cash	29,654
Receivables for
Investments sold	8,367,750
TBA sale commitments	49,823,154
Fund shares sold	368,552
Interest and dividends	11,253,517
Other assets	21,926
Total assets		$3,324,624,924
Liabilities
Payables for
TBA purchase commitments	$101,820,311
Fund shares reacquired	3,365,332
Payable to affiliates
Investment adviser	109,393
Shareholder servicing costs	823
Distribution and/or service fees	19,053
Payable for independent Trustees’ compensation	7
Accrued expenses and other liabilities	304,564
Total liabilities		$105,619,483
Net assets		$3,219,005,441
Net assets consist of
Paid-in capital	$2,660,194,344
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	441,026,119
Accumulated net realized gain (loss) on investments and foreign currency	62,733,282
Undistributed net investment income	55,051,696
Net assets		$3,219,005,441
Shares of beneficial interest outstanding		138,138,954

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,826,377,978	77,916,885	$23.44
Service Class	1,392,627,463	60,222,069	23.12

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$39,411,689
Interest	33,559,209
Dividends from underlying affiliated funds	84,948
Foreign taxes withheld	(492,831)
Total investment income		$72,563,015
Expenses
Management fee	$19,569,179
Distribution and/or service fees	2,562,039
Shareholder servicing costs	103,320
Administrative services fee	326,512
Independent Trustees’ compensation	44,170
Custodian fee	186,692
Shareholder communications	204,036
Audit and tax fees	73,495
Legal fees	30,668
Miscellaneous	81,211
Total expenses		$23,181,322
Fees paid indirectly	(310)
Reduction of expenses by investment adviser	(1,538,459)
Net expenses		$21,642,553
Net investment income		$50,920,462
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$296,907,616
Foreign currency	(31,323)
Net realized gain (loss) on investments and foreign currency		$296,876,293
Change in unrealized appreciation (depreciation)
Investments	$127,701,919
Translation of assets and liabilities in foreign currencies	8,252
Net unrealized gain (loss) on investments and foreign currency translation		$127,710,171
Net realized and unrealized gain (loss) on investments and foreign currency		$424,586,464
Change in net assets from operations		$475,506,926

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$50,920,462	$52,054,989
Net realized gain (loss) on investments and foreign currency	296,876,293	91,116,114
Net unrealized gain (loss) on investments and foreign currency translation	127,710,171	111,046,870
Change in net assets from operations	$475,506,926	$254,217,973
Distributions declared to shareholders
From net investment income	$(55,748,612)	$(62,960,127)
Change in net assets from fund share transactions	$485,983,043	$(311,739,490)
Total change in net assets	$905,741,357	$(120,481,644)
Net assets
At beginning of period	2,313,264,084	2,433,745,728
At end of period (including undistributed net investment income of $55,051,696 and $55,747,601, respectively)	$3,219,005,441	$2,313,264,084

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$20.05	$18.53	$18.71	$17.48	$15.42
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.44	$0.44	$0.41	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	3.34	1.63	(0.12)	1.31	2.20
Total from investment operations	$3.79	$2.07	$0.32	$1.72	$2.64
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.55)	$(0.50)	$(0.49)	$(0.58)
Net asset value, end of period (x)	$23.44	$20.05	$18.53	$18.71	$17.48
Total return (%) (k)(r)(s)(x)	19.05	11.26	1.77	9.93	18.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.80	0.81	0.81	0.82
Expenses after expense reductions (f)	0.73	0.77	0.78	0.81	0.82
Net investment income	2.05	2.26	2.36	2.30	2.80
Portfolio turnover	53	22	19	30	43
Net assets at end of period (000 omitted)	$1,826,378	$1,440,525	$1,574,503	$1,860,233	$1,967,226

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.80	$18.31	$18.48	$17.28	$15.24
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.39	$0.39	$0.36	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	3.29	1.60	(0.11)	1.29	2.18
Total from investment operations	$3.68	$1.99	$0.28	$1.65	$2.57
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.50)	$(0.45)	$(0.45)	$(0.53)
Net asset value, end of period (x)	$23.12	$19.80	$18.31	$18.48	$17.28
Total return (%) (k)(r)(s)(x)	18.74	10.93	1.58	9.63	17.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.06	1.06	1.07
Expenses after expense reductions (f)	0.98	1.02	1.03	1.06	1.07
Net investment income	1.80	2.02	2.11	2.05	2.54
Portfolio turnover	53	22	19	30	43
Net assets at end of period (000 omitted)	$1,392,627	$872,739	$859,243	$925,027	$872,466

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Total Return Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in

MFS Total Return Series

Notes to Financial Statements – continued

good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,776,234,474	$—	$—	$1,776,234,474
United Kingdom	47,552,645	—	—	47,552,645
Switzerland	31,259,213	—	—	31,259,213
Japan	19,999,151	—	—	19,999,151
Canada	19,870,880	—	—	19,870,880
Brazil	19,443,323	—	—	19,443,323
Germany	16,603,869	—	—	16,603,869
France	16,317,127	—	—	16,317,127
Netherlands	10,759,647	—	—	10,759,647
Other Countries	19,335,835	2,204,800	—	21,540,635
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	373,956,310	—	373,956,310
Non-U.S. Sovereign Debt	—	51,478,792	—	51,478,792
Municipal Bonds	—	3,232,570	—	3,232,570
U.S. Corporate Bonds	—	203,560,208	—	203,560,208
Residential Mortgage-Backed Securities	—	378,359,273	—	378,359,273
Commercial Mortgage-Backed Securities	—	73,199,451	—	73,199,451
Asset-Backed Securities (including CDOs)	—	4,525,611	—	4,525,611
Foreign Bonds	—	98,536,970	—	98,536,970
Mutual Funds	88,330,222	—	—	88,330,222
Total Investments	$2,065,706,386	$1,189,053,985	$—	$3,254,760,371

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $46,257,697 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

MFS Total Return Series

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue

MFS Total Return Series

Notes to Financial Statements – continued

Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$55,748,612	$62,960,127

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$2,831,410,564
Gross appreciation	485,004,946
Gross depreciation	(61,655,139)
Net unrealized appreciation (depreciation)	$423,349,807
Undistributed ordinary income	55,051,696
Undistributed long-term capital gain	80,393,544
Other temporary differences	16,050

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$33,599,103	$41,257,304
Service Class	22,149,509	21,702,823
Total	$55,748,612	$62,960,127

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Next $2 billion of average daily net assets	0.65%
Average daily net assets in excess of $5 billion	0.50%

The investment adviser had agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion up to $2.5 billion, and 0.65% of average daily net assets in excess of $2.5 billion up to $3 billion. This written agreement expired on July 31, 2013. This management fee reduction for the period January 1, 2013 through July 31, 2013 amounted to $369,698, which is shown as a reduction of total expenses in the Statement of Operations.

Effective August 1, 2013, the investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets for the first $1 billion, 0.65% of average daily net assets in excess of $1 billion up to $2.5 billion, and 0.60% of average daily net assets in excess of $2.5 billion up to $5 billion. This written agreement will continue until modified by the fund’s Board of

MFS Total Return Series

Notes to Financial Statements – continued

Trustees, but such agreement will continue at least until August 31, 2016. For the period August 1, 2013 through December 31, 2013, this management fee reduction amounted to $1,135,451, which is shown as a reduction of total expenses in the Statement of Operations. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $27,409, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $100,703, which equated to 0.0039% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $2,617.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0125% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $15,757 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $5,901, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$662,912,687	$753,216,497
Investments (non-U.S. Government securities)	$646,792,332	$1,294,361,024

Purchases exclude the value of securities acquired in connection with the MFS Total Return Portfolio merger. (See Note 8.)

MFS Total Return Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,757,742	$38,664,999	1,388,031	$27,195,466
Service Class	8,546,966	184,837,068	5,450,651	105,686,433
	10,304,708	$223,502,067	6,838,682	$132,881,899
Shares issued in connection with acquisition of MFS Total Return Portfolio
Initial Class	26,252,347	$581,489,496
Service Class	30,104,614	657,484,756
	56,356,961	$1,238,974,252
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,551,205	$33,599,103	2,117,931	$41,257,304
Service Class	1,035,508	22,149,509	1,126,834	21,702,823
	2,586,713	$55,748,612	3,244,765	$62,960,127
Shares reacquired
Initial Class	(23,492,766)	$(516,609,515)	(16,612,377)	$(325,336,787)
Service Class	(23,538,335)	(515,632,373)	(9,435,964)	(182,244,729)
	(47,031,101)	$(1,032,241,888)	(26,048,341)	$(507,581,516)
Net change
Initial Class	6,068,528	$137,144,083	(13,106,415)	$(256,884,017)
Service Class	16,148,753	348,838,960	(2,858,479)	(54,855,473)
	22,217,281	$485,983,043	(15,964,894)	$(311,739,490)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $11,273 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	61,232,279	622,504,604	(595,406,661)	88,330,222

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$84,948	$88,330,222

(8)	Acquisitions

At close of business on August 16, 2013, the fund with net assets of approximately $1,992,261,990, acquired all of the assets and liabilities of MFS Total Return Portfolio, a series of MFS Variable Insurance Trust II. The purpose of the transaction was to provide shareholders of MFS Total Return Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 56,356,961 shares of the fund (valued at approximately $1,238,974,252) for all of the assets and liabilities of MFS Total Return Portfolio. MFS Total Return Portfolio then distributed the shares of the fund that MFS Total Return Portfolio received from the fund

MFS Total Return Series

Notes to Financial Statements – continued

to its shareholders. MFS Total Return Portfolio’s investments on that date were valued at approximately $1,273,129,488 with a cost basis of approximately $1,155,404,640. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Total Return Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Total Return Portfolio that have been included in the fund’s Statement of Operations since August 16, 2013.

Assuming the acquisition had been completed on January 1, 2013, the fund’s pro forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$68,753,046
Net realized and unrealized gain (loss) on investments and foreign currency	534,244,676
Change in net assets from operations	$602,997,722

MFS Total Return Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (one of the series comprising MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

MFS Total Return Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

MFS Total Return Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

MFS Total Return Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Jonathan Sage Brooks Taylor

MFS Total Return Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2012, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2012, as compared to the prior year.

MFS Total Return Series

Board Review of Investment Advisory Agreement – continued

Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $3 billion and $5 billion, and that MFS has agreed in writing to implement a reduced advisory fee rate on the Fund’s average daily net assets up to $1 billion and to further reduce its advisory fee on the Fund’s average daily net assets over $1 billion and $2.5 billion, each of which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of the MFS Web site (mfs.com).

MFS Total Return Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.
QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 60.24% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2013 and 2012, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2013	2012
Fees billed by Deloitte:
MFS Core Equity Series	43,541	42,656
MFS Growth Series	43,541	42,656
MFS Global Equity Series	42,774	41,904
MFS High Income Series+	0	60,884
MFS Investors Growth Stock Series	42,774	41,904
MFS Investors Trust Series	42,774	41,904
MFS Mid Cap Growth Series	42,774	41,904
MFS New Discovery Series	42,774	41,904
MFS Research Bond Series	61,192	57,020
MFS Research International Series	42,765	41,895
MFS Research Series	43,541	42,656
MFS Strategic Income Series+	0	57,203
MFS Total Return Series	60,369	56,213
MFS Utilities Series	42,774	41,904
MFS Value Series	43,541	42,656

Total	595,134	695,263

For the fiscal years ended December 31, 2013 and 2012, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012[4]	2013	2012
Fees billed by Deloitte:
To MFS Core Equity Series	2,400	2,400	4,997	4,899	1,188	845
To MFS Growth Series	2,400	6,950	4,997	4,899	1,343	845
To MFS Global Equity Series	2,400	2,400	4,997	4,899	1,186	845
To MFS High Income Series+	3,700	2,400	7,567	4,899	1,227	845
To MFS Investors Growth Stock Series	2,400	2,400	4,997	4,899	1,236	845
To MFS Investors Trust Series	2,400	2,400	4,997	4,899	1,274	845
To MFS Mid Cap Growth Series	2,400	6,950	4,997	4,899	1,231	845
To MFS New Discovery Series	2,400	4,450	4,997	4,899	1,309	845
To MFS Research Bond Series	2,400	6,500	4,997	4,899	1,492	845
To MFS Research International Series	2,400	2,400	4,997	4,899	1,200	845
To MFS Research Series	2,400	4,450	4,997	4,899	1,263	845
To MFS Strategic Income Series+	3,700	2,400	7,997	4,899	1,183	845
To MFS Total Return Series	4,900	2,400	4,997	4,899	1,571	845
To MFS Utilities Series	2,400	2,400	4,997	4,899	1,400	845
To MFS Value Series	2,400	4,450	4,997	4,899	1,475	845
Total fees billed by Deloitte To above Funds:	41,100	55,350	80,525	73,485	19,578	12,675

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012[4]	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Core Equity Series*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Growth Series*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Global Equity Series*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS High Income Series+*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Investors Growth Stock Series*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Investors Trust Series*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Mid Cap Growth Series*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS New Discovery Series*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Research Bond Series*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Research International Series*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Research Series*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Strategic Income Series+*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Total Return Series*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Utilities Series*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Value Series*	1,589,808	1,073,574	0	0	0	0

	Aggregate fees for non-audit services:
	2013	2012[4]
Fees billed by Deloitte:
To MFS Core Equity Series, MFS and MFS Related Entities#	1,613,213	1,304,788
To MFS Growth Series, MFS and MFS Related Entities#	1,613,368	1,309,338
To MFS Global Equity Series, MFS and MFS Related Entities#	1,613,211	1,304,788
To MFS High Income Series, MFS and MFS Related Entities+#	1,617,122	1,304,788
To MFS Investors Growth Stock Series, MFS and MFS Related Entities#	1,613,261	1,304,788
To MFS Investors Trust Series, MFS and MFS Related Entities#	1,613,299	1,304,788
To MFS Mid Cap Growth Series, MFS and MFS Related Entities#	1,613,256	1,309,338
To MFS New Discovery Series, MFS and MFS Related Entities#	1,613,334	1,306,838
To MFS Research Bond Series, MFS and MFS Related Entities#	1,613,517	1,308,888
To MFS Research International Series, MFS and MFS Related Entities#	1,613,225	1,304,788
To MFS Research Series, MFS and MFS Related Entities#	1,613,288	1,306,838
To MFS Strategic Income Series, MFS and MFS Related Entities+#	1,617,508	1,304,788
To MFS Total Return Series, MFS and MFS Related Entities#	1,616,096	1,304,788
To MFS Utilities Series, MFS and MFS Related Entities#	1,613,425	1,304,788
To MFS Value Series, MFS and MFS Related Entities#	1,613,500	1,306,838

+	MFS High Income Series and MFS Strategic Income Series were reorganized into the MFS High Yield Portfolio and MFS Strategic Income Portfolio, respectively, each a series of the MFS Variable Insurance Trust II, as of August 16, 2013.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Deloitte fees reported in 2012 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended December 31, 2012.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: February 14, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: February 14, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 14, 2014

*	Print name and title of each signing officer under his or her signature.